                                                                   EXHIBIT 10.41

                                 SAVINGS PLAN

                     [THE PRINCIPAL FINANCIAL GROUP LOGO]

                   PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                         Des Moines, Iowa 50392-0001


                                 THE PRINCIPAL

                                FINANCIAL GROUP

                                 PROTOTYPE FOR

                                 SAVINGS PLANS



                   THIS PLAN IS A 401 (K) PROFIT SHARING PLAN


                   ==========================================

                           ADOPTION AGREEMENT - PLUS







                            IRS SERIAL NO.: D347609B

                        ADOPTION AGREEMENT PLAN NO.: 001
                      TO BE USED WITH BASIC PLAN NO. 03

                          APPROVED:  OCTOBER 26, 1992

00

     INTERNAL REVENUE SERVICE                                     Department of the Treasury
Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA
FFN: 50307440003-001 Case: 9200863 EIN: 42-0127290
BDP: 03 Plan: 001 Letter Serial No: D347609b                      Washington, DC 20224


                                                                  Person to Contact: Ms. Wiggins

        PRINCIPAL MUTUAL LIFE INSURANCE CO                        Telephone Number: (202) 622-8380

        711 HIGH STREET                                           Refer Reply to:  E:EP:Q:8

        DES MOINES, IA 50309                                      Date: 10/26/92






Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relaxes only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                        Sincerely yours,

                        /s/ John S-----
                        -------------------------------------------

                        Chief, Employee Plans Qualifications Branch

                               TABLE OF CONTENTS

A. ADOPTION AGREEMENT .............................................  1

B. EMPLOYER .......................................................  1

C. PLAN NAME ......................................................  1

D. EFFECTIVE DATE .................................................  1

E. YEARLY DATE ....................................................  2

F. FISCAL YEAR ....................................................  2

G. NAMED FIDUCIARY ................................................  2

H. PLAN ADMINISTRATOR .............................................  2

I. PREDECESSOR ....................................................  3

J. ELIGIBLE EMPLOYEE ..............................................  4

K. ENTRY REQUIREMENTS .............................................  5

L. ENTRY DATE .....................................................  7

M. PAY ............................................................  7

N. ELECTIVE DEFERRAL CONTRIBUTIONS ................................  9

0. MATCHING CONTRIBUTIONS ......................................... 10

P. OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES ................... 12

Q. NET PROFITS AND CONTRIBUTION REQUIREMENTS ...................... 15

R. CONTRIBUTION MODIFICATIONS ..................................... 17

S. VOLUNTARY CONTRIBUTIONS ........................................ 18

T. INVESTMENT ..................................................... 18

U. VESTING PERCENTAGE ............................................. 21

V. VESTING SERVICE ................................................ 22

W. WITHDRAWAL BENEFITS ............................................ 24

X. RETIREMENT AND THE START OF BENEFITS ..........................  25

Y. FORMS OF DISTRIBUTION .......................................... 27

Z. ADOPTING EMPLOYER .............................................. 31


                                THE PRINCIPAL FINANCIAL GROUP PROTOTYPE FOR SAVINGS PLANS

                                ADOPTION AGREEMENT - PLUS

                                Use black ink to complete the Adoption Agreement.

A.  Select (1) or (2).               A.   THIS ADOPTION AGREEMENT is

1)  if selected, check (a) or (b)         1)   [ ] the Employer's first adoption of The Principal Financial Group
    If this Plan is a restatement,             Prototype for Savings Plans. Together with THE PRINCIPAL
    check (b).                                 FINANCIAL GROUP PROTOTYPE BASIC SAVINGS PLAN, it
                                               constitutes

                                               a) [ ]  a new plan.


b)   If selected, fill in the                  b) [ ]  a restatement of an existing plan (and trust). That plan
     restatement date.                            was qualifiable under 401 (a) of the Internal Revenue Code.
                                                  The provisions of this restatement are effective
                                                  on ________________________,  19________________.
                                                  This is the RESTATEMENT DATE.


2)   If selected, fill in the             2)   [x] Amendment No. 3 to the Plan.  It replaces all prior
     amendment number and                      amendments to the Plan and the first Adoption Agreement.  The
     date.                                     provisions of this amendment are effective on January 1 1995


B.   Fill in exact, legal name.      B.   The terms we, us and our, as they are used in this Plan, refer to the
                                          EMPLOYER.


                                     We, PHOENIX INTERNATIONAL LTD. INC.
                                     ________________________________________________________
                                     ________________________________________________________
                                     ________________________________________________________
                                     ________________________________________________________
                                     ________________________________________________________
                                     are the Employer.



C.   For example: ABC, Inc.          C.    The PLAN'S NAME is  PHOENIX INTERNATIONAL LTD., INC.
     Savings Plan.                       SAVINGS PLAN          _______________________________
                                     _________________________________________________________
                                     _________________________________________________________
                                     _________________________________________________________
                                     _________________________________________________________


D.   Fill in the date your Prior     D.    Our retirement plan became effective on September 1
     Plan started if this Plan is a        1994.  This is the EFFECTIVE DATE.
     restatement.  If this Plan is
     new, use the first day of the
     first Plan Year.

E.      Fill in Effective Date and check (1), (2) or (3).

2)      The first Plan Year is short.

3)      A later Plan Year is short.

(b)     First day of short year (use same month and day as in (a)).

(c)     First day of new Plan Year.

1)      Principal Mutual Life Insurance Company may not be named.

1)      Principal Mutual Life Insurance Company may not be named.


E. The YEARLY DATE is the first day of each Plan Year. The Yearly Date is September 1, 1994 and

        1)       [ ] the same day of each following year.

        2)       [X] each following January 1 (month and day).

        3)       [ ] (a) each following ____________________ (month and day)
                 through (b) ___________________ 19 ____ and (c) each following
                 ______________________ (month and day).

        If the first date in Item E is after the Effective Date, Yearly Dates, before the first date in Item E above, shall be determined under the provisions of the Prior Plan (Plan) before that date.

F. The FISCAL YEAR is our taxable year and ends on January 31 (month and day).

G.      We are the NAMED FIDUCIARY, unless otherwise specified in (1) below.

        1)       [ ] __________________________________________________________
        _______________________________________________________________________
        _______________________________________________________________________
        _______________________________________________________________________
        is the Named Fiduciary.

H.      We are the PLAN ADMINISTRATOR, unless otherwise specified in (1) below.

        1)       [ ] __________________________________________________________
        _______________________________________________________________________
        _______________________________________________________________________
        _______________________________________________________________________
        is the Plan Administrator. The address, phone number and tax filing number of the Plan Administrator are the same as the Employer's unless otherwise specified below.
        Address:

        _______________________________________________________________________
        _______________________________________________________________________
        _______________________________________________________________________

        Phone No.: ____________________________________________________________

        Tax Filing No.: _______________________________________________________

I.       Select any items below which apply.

1) If this Plan is a continuation of a plan of a Predecessor employer, service with that Predecessor must be treated as service with you.

b)       Exact, legal name(s).


I. A PREDECESSOR employer is a firm of which we were once a part or a firm absorbed by us because of a change of name, merger, acquisition or a change of corporate status.

         1) [ ] A Predecessor is deemed to be the Employer for purposes of determining:

                 a)       [ ] Entry Service.

                 b)       [ ] vesting Service.

                 c) [ ] Hours of Service required to be eligible for an Employer Contribution.

                 d)       [ ] Pay.

         2) [ ] Service with or pay from a Predecessor shall be counted only if service continued with us without interruption. This item shall not apply if this Plan is a continuation of a plan of that Predecessor.

         3) [ ] Service with or pay from a Predecessor shall include service or pay while a proprietor or partner. (It this item is not checked, such service or pay shall not be counted.)

         4) [ ] Service with or pay from a Predecessor shall be counted only as to a Predecessor which

                 a) [ ] maintained a qualified pension or profit sharing plan (or)

                 b)       [ ] is named below:

                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________

         Select (1) or (2). Use Item Z to identify the Controlled Group and Affiliated Service Group members whose Employees may participate in the Plan.

2) If selected, check the requirements in (a), (c), (d) and (e) below which apply.

a)       Select any employment classifications below which apply.

B.       Bargaining unit's name.

B.       Bargaining unit's name.

b)       If more than one employment classification is selected in (a), check
         (i) or (ii).


J.       An ELIGIBLE EMPLOYEE is

         1) [X] an Employee of ours or of an Adopting Employer listed in Item Z.


         2) [ ] an Employee of ours or of an Adopting Employer listed in Item Z provided the Employee meets the requirement(s) below.

                 a) [ ] Employed in the following employment classification:

                            i)    [ ] Paid on a salaried basis.

                           ii)    [ ] Paid an a commission basis.

                          iii)    [ ] Paid on an hourly rate basis.

                           iv) [ ] Represented for collective bargaining purposes by

                                  A.       [ ] any bargaining unit.

                                  B.       [ ] ________________________________
                                  _____________________________________________
                                  _____________________________________________
                                  _____________________________________________
                                  _____________________________________________


                            v) [ ] Not represented for collective bargaining purposes by

                                  A.       [ ] any bargaining unit for which
                                           retirement benefits have been the
                                           subject of good faith bargaining
                                           between Employee representatives and
                                           us.

                                  B.       [ ] ________________________________
                                  _____________________________________________
                                  _____________________________________________
                                  _____________________________________________
                                  _____________________________________________

                 b) If more than one employment classification is selected, the Employee must meet

                           i)     [ ] each one of the employment
                                  classifications selected above.

                          ii) [ ] any one of the employment classifications selected above.

c)       If selected, check (i), (ii) or both.

1)       Select (a) or (b).

b) If selected, check (i) or (ii). Up to 1 year may be used (6 months if Entry Date is Yearly Date).

ii)      If selected, fill in numerator of fraction (e.g. 6/12 for half a year).

2)       Select (a) or (b). (Use only if service is required for entry.)


                 c)       [ ] Not covered under any other qualified

                          i)      [ ] profit sharing plan (or)

                          ii)     [ ] pension plan to which we contribute.

                 d) [ ] Employed at the following location or divisions or in the following positions:
                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________

                 e) [ ] Not employed at the following location or divisions or in the following positions:
                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________

K.       ENTRY REQUIREMENTS

         1)      SERVICE REQUIRED to become an Active Member:

                 a)       [ ] Service is not required.

                 b)       [X] The minimum Entry Service required is

                          i)      [ ] 1 (one) whole year.

                          ii)     [X]  6/12 of a year.


                           Note: If a fractional part of a year is required,
                          the Hours Method may not be used to determine Entry Service.

         2) ENTRY SERVICE, subject to the provisions of Plan Section 1.02, shall be determined as follows:

                 a) [X] ELAPSED TIME METHOD. Entry Service is the total of an Employee's countable Periods of Service without regard to Hours of Service.

b)       Only available if one year is used in K(1) above.

i)       Optional reduced Hours of Service requirement.

ii)      Optional crediting of Entry Service before Entry Service Period ends.

A.       Optional Entry Service Period, continues on employment anniversaries.

A. Optional Hours of Service requirement. Fill in up to 500 hours but less than hours required for year of Entry Service.

3)       Select (a) or (b).

b)       Not over age 21 (20 1/2 if Entry Date is Yearly Date).

4)       This waiver applies only on the date you fill in.


                 b) [ ] HOURS METHOD. A year of Entry Service is an Entry Service Period which has ended and in which an Employee has 1,000 Hours of Service, unless a lesser number is specified in (i) below.

                          i)      [ ] _________ Hours of Service.


                          ii) [ ] A year of Entry Service shall be credited before the end of the Entry Service Period if the Employee has the number of Hours of Service specified above.

                          iii) An ENTRY SERVICE PERIOD is the 12-consecutive month period beginning on an Employee's Hire Date and each following 12-consecutive month period ending on the last day of the Plan Year, including the 12-consecutive month period ending on the last day of the first Plan Year after his Hire Date, unless otherwise specified in A. below. (See Plan
                                  Section 1.02 for the crediting of Entry
                                  Service during the first two periods.)

                                  A.       [ ] An Entry Service Period is the
                                           12-consecutive month period
                                           beginning on an Employee's Hire Date
                                           and each following 12-consecutive
                                           month period beginning on an
                                           anniversary of that Hire Date.

                          iv) An ENTRY BREAK in service, when the Hours Method is used, is an Entry Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Entry Service, unless otherwise specified in A. below.

                                  A.       [ ] __________ or fewer Hours of
                                  Service.


         3)      AGE REQUIRED to become an Active Member:

                 a)       [ ] A minimum age is not required.

                 b)       [X] The Employee must be  21  or older.


         4) [ ] The requirement(s) for entry checked below shall be waived on ____________, 19_____. This date shall be an Entry Date if the Eligible Employee has met all the other entry requirements.

                 a)       [ ] Service requirement.

                 b)       [ ] Age requirement.

L.       Select one of the following dates.

4) If selected, age and service required in Item K can't be over age 20 1/2 or more than 6 months, respectively.

a)       Optional 415 (c)(3) definition of Pay.

b)       Optional W-2 definition of Pay.

2)       Optional provision to continue old definition until 1994 Limitation
         Year.

4)       Optional provision to continue old definition until 1994 Plan Year.


L. ENTRY DATE. An Eligible Employee may enter the Plan as an Active Member on the earliest

         1)      [ ] Monthly Date,

         2)      [ ] Semi-yearly Date,

         3)      [X] Quarterly Date,

         4)      [ ] Yearly Date,

         5)      [ ] date,

         on or after the date this Plan became effective, on which he meets all the entry requirements. This date is his ENTRY DATE.


M.       PAY

         1) COMPENSATION for purposes of Plan Section 3.06 is as defined therein, under Information required to be reported under Code Sections 6041 and 6051 (Wages, Tips and Other Compensation Box on Form W-2), which is actually paid or made available by us for the Limitation Year, unless otherwise specified in (a) or
                 (b) below.

                 a)       [ ] 415 safe-harbor compensation as defined in Plan
                          Section 3.06.

                 b) [ ] Code Section 3401(a) wages (wages for purposes of income tax withholding) as defined in Plan Section 3.06.

         2) [ ] The definition of Compensation above shall apply on and after the 1994 Limitation Year. The definition of Compensation on any date before the 1994 Limitation Year shall be determined in accordance with the provisions of the Prior Plan.

         3) PAY for purposes of Plan Section 1.02 is the same as compensation for purposes of Plan Section 3.06 as specified in
                 (1) above.

         4) [ ] The definition of Pay in this Item M shall apply and after the first Yearly Date In 1994. The definition of Pay an any date before the first Yearly Date in 1994 shall be determined in accordance with the provisions of the Prior Plan.

5)       Safe harbor fringe benefit exclusion.

a)       Optional provision to exclude fringe benefits for all purposes.

a)       Optional Pay Year.

Select any modifications below which apply.


Pay shall include elective contributions. Elective contributions are amounts excludable from the gross income of the Employee under Code Sections 125, 402(a)(8), 402(h) or 403(b), and contributed by us, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity. Elective contributions also include Pay deferred under a Code Section 457 plan maintained by us and Employee contributions "picked up" by a governmental entity and, pursuant to Code
Section 414(h)(2), treated as our contributions.

         5) For purposes of Elective Deferral Contributions only Pay shall not include reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, and welfare benefits, unless otherwise specified in (a) below.

                 a) [ ] Pay for all purposes under the Plan shall not include reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, and welfare benefits.

         6) ANNUAL PAY is, on any given date, an Employee's Pay for the latest Pay Year ending on or before that date.

         7) The PAY YEAR is the one-year period ending on the last day of each Plan Year, unless a different Pay Year is specified in
                 (a) below.

                 a) [ ] The one-year period ending on each ______________ (month and day).

         Pay is modified as follows:

         8) [ ] An Employee's Annual Pay over $_______________ shall be excluded.

         9) [ ] If a Member's Entry Date occurs after ____________________ 19____, Pay before such Entry Date shall be excluded.

10)      Optional exclusions.

h)       Specify type of special pay excluded

1) Optional effective dates for elective deferral agreements. If selected, check (a), (b), (c) or (d).


         Item (10) shall apply to the Pay used for purposes of determining the allocation or amount of specified Contributions. Item (10) Shall not apply to the Pay used for purposes of determining the allocation of Contributions if an Integration Level is used to determine the allocation of Contributions.

         10)     [ ] Pay for purposes of determining the allocation or amount of

                 a)      [ ] All Employer Contributions

                 b)      [ ] Elective Deferral Contributions

                 c)      [ ] Additional Contributions

                 d)      [ ] Discretionary Contributions

                 excludes

                 e)      [ ] bonuses

                 f)      [ ] commissions

                 g)      [ ] overtime pay

                 h)      [ ] other special pay _________________________________
                 _______________________________________________________________
                 _______________________________________________________________

         Item (11) shall only apply to the Pay used for purposes of determining excess amounts under Plan Section 3.07.

         11) [X] Pay shall include only amounts received while an Active Member of the Plan for the period described in Plan Section 3.07.

N. ELECTIVE DEFERRAL CONTRIBUTIONS for a Member are equal to a portion of Pay as specified in the written elective deferral agreement. An Employee who is eligible to participate in the Plan may file an elective deferral agreement with us. The elective deferral agreement to start Elective Deferral Contributions may be effective on a Member's Entry Date (Reentry Date, if applicable) or any following Semi-yearly Date, unless otherwise specified in (1) below.

         1) [X] Following a Member's Entry Date (Reentry Date, if applicable), a Member's elective deferral agreement may become effective on any

                 a)       [ ] Monthly Date.

                 b)       [X] Quarterly Date.

                 c)       [ ] Yearly Date.

                 d)       [ ] date.

2)       Optional minimum.

4) Optional maximum. (Consider using 20% reduced by the amount of other Contributions made for the Member.)

1)       If item O is selected, check (a) or (b).

a)       Not more than 100%.

i)       Optional minimum percentage.

ii)      Optional maximum percentage.  Less than 100%.

2) Optional limit on Elective Deferral Contributions matched. If selected, check (a) or (b). Limit can help meet nondiscrimination tests.

i)       Optional minimum percentage.

ii)      Optional maximum percentage.

         The Member shall make any change or terminate the elective deferral agreement by filing a new elective deferral agreement. A Member's elective deferral agreement making a change may be effective on any date an elective deferral agreement to start Elective Deferral Contributions could be effective. A Member's elective deferral agreement to stop Elective Deferral Contributions may be effective on any date. The elective deferral agreement must be in writing and effective before the beginning of the pay period in which Elective Deferral Contributions are to start, change or stop. A Member may not defer more then 20% of Pay for the Plan Year. Elective Deferral Contributions shall be limited as needed to meet nondiscrimination tests.

         2)      [ ] _______% of Pay is the minimum Elective Deferral
                 Contribution.

         3) [X] Elective Deferral Contributions must be a whole percentage of Pay.

         4)      [X]  20% of Pay is the maximum Elective Deferral Contribution.



O.       [X] We shall make MATCHING CONTRIBUTIONS.

         1)      The percentage of Elective Deferral Contributions matched is


                 a)       [ ] _______%.

                 b)       [X] determined by us, but won't be more than 100%.

                          i)      [ ] ________% is the minimum percentage.

                          ii)     [ ] ________% is the maximum percentage.


         2) [x] Elective Deferral Contributions which are over the percentage of Pay below won't be matched.

                 a)       [ ] _______%.

                 b)       [X] A percentage determined by us.

                          i)      [ ] ________% is the minimum percentage.

                          ii)     [ ] ________% is the maximum percentage.

3)       If Item O is selected, check (a) or (b).

4) If (3)(a) is selected, this option may be used to adjust the Matching Contributions at the end of the Plan Year.

a) Optional. Match at end of year only for those meeting requirements in Item Q.

b)       If (4) is selected, check (i) or (ii).

i)       Not more than 100%.

A.       Optional minimum percentage.

B.       Optional maximum percentage.  Less than 100%.

c) Optional limit on Elective Deferral Contributions matched if (4) is selected. If selected, check (i) or (ii). Limit will help meet nondiscrimination tests.

A.       Optional minimum percentage.

B.       Optional maximum percentage.


3)       Matching Contributions are made

         a)      [X] as Elective Deferral Contributions are made.

         b) [ ] at the end of the Plan Year for Members meeting the requirements in Item Q.

4) [X] At the end of the Plan Year we may make more Matching Contributions for Members who made Elective Deferral Contributions. Our total Matching Contributions for the Plan Year shall be made as specified below.

         a) [X] The Matching Contributions made at the end of the Plan Year shall only be made for those meeting the requirements in Item Q.

         b)      The percentage of Elective Deferral Contributions matched is

                 i)       [ ] _________%.

                 ii)      [X] determined by us, but won't be more than 100%.

                          A.      [ ] _______% is the minimum percentage.

                          B.      [ ] _______% is the maximum percentage.

         c) [X] Elective Deferral Contributions which are over the percentage of Pay below won't be matched.

                 i)       [ ] ________%.

                 ii)      [X] A percentage determined by us.

                          A.      [ ] _______% is the minimum percentage.

                          B.      [ ] _______% is the maximum percentage.

         If selected, Matching Contributions may be tested for nondiscrimination with the Elective Deferral Contributions.

a)       Optional if (5) is selected.  Nonhighly Compensated Employees only.

6)       Optional maximum on Matching Contributions.

a)       Optional treatment of forfeitures which relate to excess amounts.

1) These contributions are used in the nondiscrimination tests. If selected, check (a) or (b).

a) Qualified Nonelective Contributions are a set amount. If selected, check the contribution formula, (i) or (ii).

i)       If selected, check A. or B.


         5) [ ] Matching Contributions are Qualified Matching Contributions. Qualified Matching Contributions are 100% vested and subject to the withdrawal restrictions of Code
                 Section 401(k).

                 a) [ ] Qualified Matching Contributions shall be made only for Nonhighly Compensated Employees.

         6) [ ] Our Matching Contributions for a Member during any Plan Year shall not be more than $ __________.

         7) Forfeitures of Matching Contributions which relate to excess amounts as provided in Plan Section 3.07 shall be used to offset our first Contribution after the Forfeiture occurs, unless otherwise specified in (a) below.

                 a) [ ] Forfeitures of Matching Contributions which relate to excess amounts as provided in Plan Section
                          3.07 shall be allocated to those meeting the requirements in Item Q who do not have an excess amount using the allocation formula in P(3)(a) and shall be deemed to be Matching Contributions.

P.       OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES

         1) [ ] QUALIFIED NONELECTIVE CONTRIBUTIONS. Qualified Nonelective Contributions are 100% vested and subject to the withdrawal restrictions of Code Section 401(k).

                 a) [ ] We shall make Qualified Nonelective Contributions equal to the following:


                          i)      [ ] PAY FORMULA.  An amount equal to

                                  A.       [ ] ________% of Pay for the pay
                                           period for each Member who is an
                                           Active Member on the last day of
                                           that period.

                                  B.       [ ] ________% of Annual Pay at the
                                           end of the Plan Year for Members who
                                           meet the requirements in Item Q.

ii)      if selected, check A. or B.

b)       Qualified Nonelective Contributions are determined by you each year.

c)       Optional.  Nonhighly Compensated Employees only.

2) These contributions are a set amount. If selected, check the contribution formula, (a) or (b).

a)       If selected, check (i) or (ii).

b)       If selected, check (i), (ii), (iii) or (iv).

iii)     No contribution for paid nonworking hours such as vacation.

iv)      Contribution is made for paid nonworking hours such as vacation.


                          ii)     SERVICE FORMULA.  An amount equal to

                                  A.       [ ] $ _____ for the pay period for
                                           each Member who is an Active Member
                                           on the last day of that period.

                                  B.       [ ] $ _____ at the end of the Plan
                                           Year for Members who meet the
                                           requirements in Item Q.

                 b) [ ] Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us.
                          Our Qualified Nonelective Contributions shall be allocated to those meeting the requirements in Item Q using the allocation formula in P(3)(a).

                 c) [ ] Qualified Nonelective Contributions shall be made only for or allocated only to Nonhighly Compensated Employees.

         2) [ ] We shall make ADDITIONAL CONTRIBUTIONS equal to the following:

                 a)       [ ] PAY FORMULA.  An amount equal to

                          i) [ ] ______% of Pay for the pay period for each Member who is an Active Member on the last day of that period.

                          ii) [ ] ______% of Annual Pay at the end of the Plan Year for Members who meet the requirements in Item Q.

                 b)       [ ] SERVICE FORMULA.  An amount equal to

                          i) [ ] $ ________ for the pay period for each Member who is an Active Member on the last day of that period.

                          ii) [ ] $ ________ at the end of the Plan Year for Members who meet the requirements in Item Q.

                          iii) [ ] $ ________ for each Hour of Service he has performed during the pay period for each Member who is an Active Member during the pay period.

                          iv) [ ] $ ________ for each Hour of Service credited during the pay period for each Member who is an Active Member during the pay period.

         These contributions are determined by you each year. If selected, check the allocation formula, (a) or (b).

i) Optional percentage. If selected, fill in a percentage up to the Maximum Integration Rate.


3) [X] DISCRETIONARY CONTRIBUTIONS may be made for each Plan Year in an amount determined by us. The amount of our Discretionary Contributions and Forfeitures. If applicable, allocated to a person meeting the requirements in Item Q shall be equal to the following:

         a) [X] PAY FORMULA. An amount equal to our Discretionary Contributions and Forfeitures. If applicable, multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons.

         b) [ ] INTEGRATED FORMULA. An amount equal to a percentage of the person's Annual Pay up to the Integration Level plus a percentage (equal to 2 times the first percentage) of his Annual Pay over the Integration Level. The first percentage shall be the Maximum Integration Rate, unless otherwise specified in (i) below.

                 i) [ ] __________% (If this percentage exceeds the Maximum Integration Rate, the Maximum Integration Rate shall apply.)

                 If our Discretionary Contributions and Forfeitures, if applicable, are not great enough to provide this allocation, the percentage above shall be proportionally reduced.

                 If our Discretionary Contributions and Forfeitures, if applicable, are more than enough to provide the allocation above, any amount remaining shall be allocated in the same manner as provided in the Pay Formula, Item P(3)(a).

                 ii) The MAXIMUM INTEGRATION RATE shall be determined according to the following schedule:

                                                                    INTEGRATION
                          INTEGRATION LEVEL                             RATE
                          100% of TWB                                      5.7%
                          Less than 100%, but more than
                            80% Of TWB                                     5.4%
                          More than the greater of $10,000
                            or 20% of TWB, but not more than
                            80% of TWB                                     4.3%
                          Not more than the greater of
                            $10,000 or 20% of TWB                          5.7%

A.       Optional dollar amount.  Must be less than such taxable wage base.

B. Optional percentage of such taxable wage base. Must be less than 100%.

4)       Not applicable if Vesting Percentage is 100%.

a)       Optional treatment of Forfeitures if P(3) is selected.

b) Optional treatment of Forfeitures if P(3) is not selected, but P(2) is selected.


                                  "TWB" means the taxable wage base as in
                                  effect on the latest Yearly Date. "Taxable wage base" means the maximum amount of earnings which may be considered for wages for a year under Code Section 3121(a)(1).

                                  On any date the portion of the rate of tax under Code Section 3111(a) (in effect on the latest Yearly Date) which is attributable to old age insurance exceeds 5.7%, such rate shall be substituted for 5.7% and 5.4% and 4.3% shall be increased proportionately.

                          iii) The INTEGRATION LEVEL is the taxable wage base (as defined in (ii) above) as in effect on the latest Yearly Date, unless otherwise specified in A. or B. below.

                                  A.       [ ] $___________________.

                                  B.       [ ] ________% of such taxable wage
                                           base.

         4) If P(3) is selected, FORFEITURES shall be reallocated to remaining Members and if P(3) is not selected, Forfeitures shall be used to offset our first Contribution made after the Forfeiture is determined, unless otherwise specified in (a) or
                 (b) below. If P(3) is selected, Forfeitures shall be allocated with our Discretionary Contributions and deemed to be Discretionary Contributions. (See Plan Section 3.05.)

                 a) [X] Forfeitures shall not be allocated with our Discretionary Contributions, but shall be used to offset our first Contribution made after the Forfeiture is determined.

                 b) [ ] Forfeitures shall not be used to offset our first Contribution, but shall be allocated to those meeting the requirements in Item Q using the allocation formula in P(3)(a) and shall be deemed to be Additional Contributions.

Q.       NET PROFITS AND CONTRIBUTION REQUIREMENTS

         1) Our Contributions shall be made out of our current or accumulated NET PROFITS unless otherwise specified below.

                 a) [X] Our Contributions may be made without regard to our current or accumulated Net Profits.

         If annual contributions are subject to these requirements or if Forfeitures are reallocated (see Items O(7) and P(4)), select (a),
         (b), (c) or (d) below. If advanced funding is used, (a) must be checked.

i)       Optional reduced Hours of Service requirement.

         Optional reduced Hours of Service requirement.

e)       Optional allocation requirement.  Do not use with (a) above.

a)       Optional Accrual Service Period if you use hours in (2) above.


         2) REQUIREMENTS FOR CONTRIBUTIONS. The allocation of our Contributions is subject to the provisions of Article III and
                 Article X of the Plan. Our Contributions which are subject to the requirements of this Item Q and Forfeitures shall be allocated as of the last day of the Plan Year to each

                 a) [ ] person who was an Active Member at any time during the Plan Year.

                 b)       [ ] Active Member on that date.

                 c) [ ] person who was an Active Member at any time during the Plan Year and who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before that date, unless a lesser number is specified in (i) below.

                          i)      [ ] _______ Hours of Service.

                 d) [X] Active Member on that date who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before that date. unless a lesser number is specified in (i) below.

                          i)      [ ] _______ Hours of Service.

                 The allocation requirements in (b), (c) or (d) are modified as follows:

                 e) [ ] Our Contributions shall also be allocated to each person who was an Active Member at any time during the Plan Year and who has retired, become Totally Disabled, or died.

         3) The ACCRUAL SERVICE PERIOD Is the 12-consecutive month period ending on the last day of each Plan Year, unless a different period is specified in (a) below.

                 a) [ ] The 12-consecutive month period ending on each _______________________(month and day).

2) Fill in last day of the Limitation Year. Normally, the last day of the Plan Year is used. You must match the Limitation Years of all your other plans.

If you or an Employer, as defined in Plan Section 3.06. maintain or ever maintained another qualified plan in which any Member in this Plan is (or was) a member or could become a member, you must complete (3) and (4) of this Item R.

5)       Optional maximum allocation.

d)       Less than 25%.


R.       CONTRIBUTION MODIFICATIONS

          Contribution Limitations: The Annual Additions for a Member during a Limitation Year shall not be more than the Maximum Permissible Amount. (See Plan Sections 3.06 and 10.05.)

         1) For Limitations Years beginning after December 31, 1991, for purposes of applying the limitations of Plan Section 3.06, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

         2) The LIMITATION YEAR is the 12-consecutive month period ending on each December 31 (month and day).



         3) If the Member is covered under another qualified defined contribution plan maintained by the Employer, as defined in Plan Section 3.06, other than a Master or Prototype Plan:

                 a)       [ ] The provisions of (f) through (k) of Plan Section
                          3.06 will apply as if the other plan were a Master or Prototype Plan.

                 b) [ ] The method described on the attached page shall be used to limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce the Excess Amounts, in a manner which precludes Employer discretion.

         4) If the Member is or has ever been a member in a defined benefit plan maintained by the Employer, as defined in Plan
                 Section 3.06, the method described on the attached page shall be used to satisfy the 1.0 limitation of Code Section 415, in a manner which precludes Employer discretion.

         5)      [ ] The amount of our Contributions for any

                 a)       [ ] Plan Year

                 b)       [ ] Limitation Year

                 allocated to a person meeting the requirements in Item Q shall not be more than (the lesser of)

                 c)       [ ] $__________(or)

                 d) [ ] ___________% of his Annual Pay (Compensation for the Limitation Year if (b) above is selected).

In Years when this Plan is a Top-heavy Plan, special minimum and maximum Contribution provisions apply. Use Items (6) through (9), as needed, to meet the requirements for your plans which are top-heavy or to extend the minimums to other employees or Years. The items you select here override any provisions of Article X to the contrary.

1)       Select if Voluntary Contributions are permitted.

T.       Select (1) or (2) and complete (3).

1) If selected, fill in the names of all trustees. (Consider naming two or more.) Complete (a) and (b).


          Top-heavy Plan Requirements: The amount and allocation of Contributions shall be subject to the provisions of Article X of the Plan in Years when this is a Top-heavy Plan.

         6) [ ] Key Employees who are Employees on the last day of the Year shall also receive the minimum allocation required in Years when this is a Top-heavy Plan.

         7) [ ] A _______________ % (not less than 3%) minimum allocation shall apply in Years when this is a Top-heavy Plan.

         8) [ ] The minimum allocation in (6) and (7) above and in Article X shall apply in all Years without regard to whether or not this is a Top-heavy Plan or to the requirements in Item Q.

         9) [ ] The method described on the attached page shall be used to meet the minimum allocation and benefit requirements in Years when this is a Top-heavy Plan, in a manner which precludes Employer discretion.

         Present Value: For purposes of establishing Present Value to compute the Top-heavy Ratio, any benefit shall be discounted only for 7 1/2% interest and mortality according to the 1971 Group Annuity Table
         (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (a) 1974, or (b) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used, unless otherwise specified in (10) and (11) below:

         10)     [ ] Interest rate _______________%.

         11)     [ ] Mortality table:
                                     __________________________________________
         ______________________________________________________________________
         _______________________________________________________________________

S. VOLUNTARY CONTRIBUTIONS are not permitted, unless otherwise specified in (1) below.

         1)      [ ] Voluntary Contributions are permitted.

T.       INVESTMENT

         1) [X] The Plan is trusteed. Plan assets may be invested in an Annuity Contract and other funding vehicle(s).

         We have named the following person(s) to act as TRUSTEE under the
Trust:

            RALPH H. REICHARD
         ---------------------------------------------------------------------
            BAHRAM YUSEFZADEH
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------

a)       If the Plan is trusteed, select (i) or (ii).

b)       If the Plan is trusteed, select (i) or (ii).

iii) Fill in the person or position authorized to administer the Member loan program. Principal Mutual Life Insurance Company may not be used.

iv) Optional minimum loan amount. Fill in up to $1,000. If none is selected, there is no minimum.

v) Optional maximum loan amount. Fill in up to $49,999. If none is selected, the maximum is the lesser of 50% of Vested Account or $50,000, reduced by any loan balance.

vi)      Optional number of outstanding loans.


      a)     LIFE INSURANCE

             i) [ ] With the Trustee's consent and subject to the limits and provisions of Article IV of the Plan, an Active Member may elect to have his Account applied to purchase life insurance coverage on his life.

            ii)     [X] Life insurance coverage is not provided under this Plan.


      b)     LOANS

             i)     [ ] The Trustee shall not make a loan to a Member.

            ii) [X] The Trustee may make a loan to a Member from the Trust Fund, subject to the provisions of Plan Section 5.06.

           iii)        CONTROLLER
                   ____________________________________________________________
           ____________________________________________________________________
           is the Loan Administrator.



              iv)     [X] The minimum amount of any loan is $1,000


               v) [ ] The maximum amount of any loan is the lesser of 50% of the Member's Vested Account or $__________, reduced by any outstanding loan balance.


              vi) The number of outstanding loans shall be limited to one, unless otherwise specified in A. or B. below.

                      A.       [ ] The number shall be limited to ___________

                      B.       [ ] The number shall not be limited.

         Optional number of loans approved in any 12-month period.

a)       Select (i), (ii) or (iii).

b)       Select (i), (ii) or (iii).

c)       Select (i), (ii) or (iii).


                          vii) The number of loans approved in a 12-month period shall be limited to one, unless otherwise specified in A. or B. below.

                                  A.       [ ] The number shall be limited to
                                           _________________

                                  B.       [ ] The number shall not be limited.

         2) [ ] The Plan is not trusteed. Plan assets shall be invested only in an Annuity Contract.

         3) Subject to the provisions of Articles IV and VIIIA of the Plan and the Annuity Contract, the investment of that part of a Member's Account resulting from

                 a) our Contributions other than Elective Deferral Contributions shall be directed by

                           i) [ ] the Member with the Trustee's consent (our consent, if not trusteed).

                          ii)     [X] the Member.

                         iii)     [ ] the Trustee (us, if not trusteed).

                 b)       Elective Deferral Contributions shall be directed by

                           i) [ ] the Member with the Trustee's consent (our consent, if not trusteed).

                          ii)     [X] the Member.

                         iii)     [ ] the Trustee (us, if not trusteed).

                 c) Member Contributions and Rollover Contributions shall be directed by

                           i) [ ] the Member with the Trustee's consent (our consent, if not trusteed).

                          ii)     [X] the Member.

                         iii)     [ ] the Trustee (us, if not trusteed).

1)       Check any other Employer Contributions which are also 100% vested.

2) Select one of the schedules below if some Employer Contributions aren't 100% vested when made.

e) If selected, fill in the percentages. The schedule must provide full (100%) vesting after 5 years of Vesting Service or must at all times be as great as the Vesting Percentage which the schedule in (d) would provide.


U. VESTING PERCENTAGE is used to determine the nonforfeitable percentage of a Member's Account resulting from our Contributions.

         The Vesting Percentage for a Member who is an Employee on the date he reaches Normal Retirement Age, meets the requirement(s) for Early Retirement Date, becomes Totally Disabled or dies, whichever occurs first, shall be 100% on such date.

         1) Fully Vested Contributions. Elective Deferral Contributions are 100% vested. Qualified Matching Contributions and Qualified Nonelective Contributions are 100% vested. The following Employer Contributions are also 100% vested at all times.

                 a)       [ ] All other Employer Contributions.

                 b)       [ ] Additional Contributions.

                 c)       [ ] Matching Contributions.

                 d)       [ ] Discretionary Contributions.

         2) A Member's Account resulting from our Contributions which are not 100% vested is subject to the Vesting Percentage below.


        Vesting
        Service                                    Vesting Percentage

                        (a)              (b)              (c)              (d)              (e)
                        [ ]              [ ]              [ ]              [ ]              [X]
         Less
        than 1           0                0                0                0                0
                                                                                         ---------
           1             0                0                0                0                20
                                                                                         ---------
           2             0                20               0                0                40
                                                                                         ---------
           3            100               40               0                20               60
                                                                                         ---------
           4                              60               0                40               80
                                                                                         ---------
           5                              80              100               60              100
                                                                                         ---------
           6                             100                                80
                                                                                         ---------
           7                                                               100
                                                                                         ---------

A Member's Vesting Percentage determined above shall never be reduced in later years. If this Plan is or ever has been a Top-heavy Plan, the minimum vesting provisions of Article X shall apply.

V. Select (1) or (2). (Don't use this item if all Employer Contributions are fully vested and Early Retirement Date is not based on Vesting Service.)

Use (a), (b) or both only if the method of crediting service has changed. The Plan must use either the Elapsed Time Method or the Hours Method after the date the Plan became subject to ERISA.

a)       Optional reduced Hours of Service.

i)       Optional Vesting Service Period.

ii)      Optional Vesting Service Period which changes.

B.       Month and day used in A. and last year this period is used.

C.       Month and day on which new period ends.


V. VESTING SERVICE, subject to the provisions of Plan Section 1.02, shall be determined as follows:


         1) [X] ELAPSED TIME METHOD. Vesting Service is the total of an Employee's countable Periods of Service without regard to Hours of Service.

                 a) [ ] The Elapsed Time Method is used to determine service on and after_______________, 19____

                 b) [ ] The Elapsed Time Method is used to determine service before ________________, 19________.

         2) [ ] HOURS METHOD. A year of Vesting Service is a Vesting Service Period in which an Employee has 1,000 Hours of Service, unless a lesser number is specified in (a) below.

                 a)       [ ]___________ Hours of Service.

                 b) A VESTING SERVICE PERIOD is the 12-consecutive month period ending on the last day of each Plan Year, unless otherwise specified in (i) or (ii) below.

                          i) [ ] The 12-consecutive month period ending on each ________________________ (month and day).

                          ii)     [ ] The 12-consecutive month period ending on
                                  A. each _____________________ (month and
                                  day) through
                                  B.________________________  19 ____________
                                  and
                                  C. each following           (month and day).
                                                    ---------

i) Optional Hours of Service requirement. Fill in up to 500 hours, but less than hours required for year of Vesting Service.

d) and e).  See comment for V(1)(a) and (b).

Select any modifications below which apply. If the Hours Method is used, any date you use should be the first day of a service period.

a) Not available for service after the date the Plan became subject to ERISA.

4)       If selected, fill in a date on or before the Effective Date.

5)       Not over age 18.


                 c) A VESTING BREAK in service, when the Hours Method is used, is a Vesting Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Vesting Service, unless otherwise specified in (i) below.

                          i)      [ ] _____________ or fewer Hours of Service.


                 d) [ ] The Hours Method is used to determine service on and after _______________, 19________.

                 e) [ ] The Hours Method is used to determine service before __________________, 19________.

         Vesting Service is modified as follows:


         3)      [ ] Service before _________________________, 19_______

                 a) [ ] is the total of an Employee's countable service with us, expressed in whole years and fractional parts of a year (counting a partial month as a complete month).

                 b) [ ] shall be determined under the provisions of the Plan in effect on the day before that date.

         4)      [ ] Service before ______________________, 19______  shall not be counted.

         5) [ ] Service before an Employee attains age ______________ shall not be counted. (If the Hours Method is used, service during the Vesting Service Period in which he attains this age shall not be excluded because of this item.)

a) Optional frequency for withdrawal of Voluntary Contributions. If selected, check (i) or (ii).

2)       Optional 401(k) hardship withdrawal.

a)       Optional restriction on hardship withdrawal.

3)       Optional withdrawal after age 59 1/2.

a) Optional frequency for withdrawal after age 59 1/2. If selected, check (i) or (ii).

4) Optional withdrawal after 5 years as an Active Member. Must have Matching Contributions that are not qualified, Additional Contributions or Discretionary Contributions. If selected, check (a),
         (b), (c) or (d).


W.       WITHDRAWAL BENEFITS

         1) A Member may withdraw, in a single sum, any part of his Vested Account resulting from Voluntary Contributions. A Member may make only two such withdrawals in any twelve-month period, unless otherwise specified in (a) below.

                 a)       [ ] A Member may make

                          i)      [ ] such a withdrawal at any time.

                         ii) [ ] only ___________ such withdrawal(s) in any twelve-month period.

         2) [X] Unless otherwise specified in (a) below, a Member may withdraw any part of his Vested Account which does not result from Voluntary Contributions, Qualified Matching Contributions or Qualified Nonelective Contributions in the event of undue financial hardship. Withdrawals from the Member's Account resulting from Elective Deferral Contributions shall be limited to the amount of the Member's Elective Contributions (and earnings thereon accrued as of December 31, 1988). The withdrawal is subject to the provisions of Plan Section 5.05.

                 a) [ ] Such withdrawal shall be limited to the amount of the Member's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988).

         3) [ ] A Member may withdraw any part of his Vested Account which does not result from Voluntary Contributions at any time after he attains age 59 1/2. A Member may make only two such withdrawals in any twelve-month period, unless otherwise specified in (a) below.

                 a)       [ ] A Member may make

                          i)      [ ] such a withdrawal at any time.

                         ii) [ ] only ___________ such withdrawal(s) in any twelve-month period.

         4) [ ] A percentage of a Member's Vested Account which does not result from Voluntary Contributions, Elective Deferral Contributions, Qualified Matching Contributions or Qualified Nonelective Contributions may be withdrawn after he has been an Active Member for at least five (5) years.

                 The percentage which may be withdrawn is

                 a)       [ ] 25%.

                 b)       [ ] 25% or 50%, as he requests.

1) Normal Retirement Age may not exceed any mandatory retirement age imposed by you on your Employees. Must use (a) or (b) if mandatory age is younger than 65.

a)       Optional Normal Retirement Age.  Fill in age younger than 65.

b) Optional Normal Retirement Age. Select (i) or (ii) and fill in up to age 65.

  i)     Fill in up to 5 years.

 ii)     Fill in up to 5 years.

iii) Optional maximum Normal Retirement Age if (b) is selected. Fill in up to age 70.


                 c)       [ ] 25%, 50% or 75%, as he requests.

                 d) [ ] any percentage up to _____________%, as he requests.

                 A Member shall not make another withdrawal under this item until he has been an Active Member for at least five (5) years since his last withdrawal.

         Note: Withdrawals are subject to the qualified election procedures of
         Article VI.

X.       RETIREMENT AND THE START OF BENEFITS

         1) NORMAL RETIREMENT AGE is the age at which the Member's Account shall become nonforfeitable if he is an Employee. A Member's Normal Retirement Age is age 65, unless otherwise specified in
                 (a) or (b) below.


                 a)       [ ] Age _______________.


                 b)       [ ] The older of age _______________ or his age on the


                          i)      [ ] date ________________ years after the
                                  first day of the Plan Year in which his Entry Date occurred.

                          ii) [ ] earlier of the date ___________ years after his Hire Date or the date 5 years after the first day of the Plan Year in which his Entry Date occurred.

                         iii) [ ] A Member's Normal Retirement Age shall not be older than age ________________.

                 c) [ ] A Member's Normal Retirement Age shall not be older than normal retirement age under the Plan on the day before any change in the Normal Retirement Age provisions, if he was a Member on such date.

2)       Select (a) or (b).

a) If selected, check and complete any requirements below which apply. An Employee's Account is 100% vested when the requirements are met.

3)       Optional modification of the start of benefits.  Check (a) or (b).

i)       Optional.  Restriction does not apply to Elective Deferral
         Contributions.

b)       If selected, check (i) or (ii).


         2)      EARLY RETIREMENT DATE

                 a) [X] Early Retirement Date is the first day of the month before a Member's Normal Retirement Date which he selects for the start of retirement benefits. This day shall be on or after the date the Member ceases to be an Employee and the date the following requirement(s) are met:

                          i)      [X] He Is age 55.

                         ii)      [X] He has 5 years of Vesting Service.

                        iii) [ ] He is within _____________ years of Normal Retirement Date.

                         iv) [ ] He has been an Active Member _________ years.

                b)       [ ] Early retirement is not permitted.

         3) Section 5.03 permits an Employee to elect to start benefits after he ceases to be an Employee. The start of benefits is modified as follows:

                 a) [ ] Benefit payments from that part of a Member's Vested Account resulting from our Contributions shall not begin before the Member retires, becomes Totally Disabled or dies. A small Vested Account may be paid earlier in a single sum. (See Plan Section 9.10.)

                          i) [ ] Such restriction shall not apply to that part of a Member's Vested Account resulting from Elective Deferral Contributions.

                 b) [ ] The Member may elect to receive his Member Contributions in a single sum. Any other benefit payment under Plan Section 5.03 shall not begin before the Member has ceased to be an Employee for a period of time. Payment of a small Vested Account will also be delayed. (See Plan Section 9.10.) The period of time is

                          i)      [ ] ___________________  month(s).

                          ii)     [ ] ___________________  year(s).

1)       If selected, check (a) or (b).


Y.       FORMS OF DISTRIBUTION

         1) [ ] A Member may not receive a single sum payment of that part of his Vested Account resulting from our Contributions

                 a)       [ ] at any time.

                 b)       [ ] before the Member retires or becomes Totally
                          Disabled.

                 A small Vested Account may be paid in a single sum. (See Plan
                 Section 9.10.)

By executing this Adoption Agreement, we, the Employer adopt "The Principal Financial Group Prototype for Savings Plans" for the exclusive benefit of our employees. Our selections and specifications contained in this Adoption Agreement and the terms, provisions and conditions provided in The Principal Financial Group Prototype Basic Savings Plan constitute our PLAN. No other basic plan may be used with this Adoption Agreement.

It is understood that Principal Mutual Life Insurance Company is not a party to our Plan and shall not be responsible for any tax or legal aspects of our Plan. We assume responsibility for these matters. We acknowledge that we have counseled, to the extent necessary, with selected legal and tax advisors. The obligations of Principal Mutual Life Insurance Company shall be governed solely by the provisions of its contracts and policies. Principal Mutual Life Insurance Company shall not be required to look into any action taken by the Plan Administrator, Named Fiduciary, Trustee or us and shall be fully protected in taking, permitting or omitting any action on the basis of our actions. Principal Mutual Life Insurance Company shall incur no liability or responsibility for carrying out actions as directed by the Plan Administrator, Named Fiduciary, Trustee or us.

         This Plan is an important legal document. It may not fit your situation. You will want to consult with your lawyer on whether it does or not and on its tax and legal implications, for which neither Principal Mutual Life Insurance Company nor its agents can assume responsibility.

         Failure to properly fill out this Adoption Agreement may result in disqualification of this Plan. Principal Mutual Life Insurance Company will inform you of any amendments made to the Plan or of the abandonment of the Plan. The address of Principal Mutual Life Insurance Company is 711 High Street, Des Moines, Iowa 50392-0001. When you first adopt the prototype, Principal Mutual will assign a contact person and give you a toll-free number. If you have not been assigned a contact person, call 1-800-543-4015. Extension 75397, for assistance.

         The opinion letter issued by the National Office of the Internal Revenue Service applies to the prototype form. You may not rely on it as evidence that your Plan is qualified under Code Section 401. In order to obtain reliance with respect to the qualification of your plan, you must apply to your Key District Office for a determination letter.

                            (Complete in black ink.)

         This Adoption Agreement is executed ___________________, 19______.
                                               (month and day)

                                        FOR THE EMPLOYER

                                        By  /s/ David A. Haas
                                          ----------------------------------
                                                      (signature)

                                        Executive Vice President
                                        ------------------------------------
                                                         (title)

                                        [ ] By my signature above, I hereby
                                        execute this Adoption Agreement on
                                        behalf of each Adopting Employer
                                        identified in Item Z.

                                        ACKNOWLEDGEMENT BY THE NAMED FIDUCIARY
                                        (IF OTHER THAN THE EMPLOYER OR TRUSTEE)


                                        By
                                           -----------------------------------
                                                       (signature)



Amend No. 3, Effective January 1, 1995          Annuity Contract No.: GA 4-14581

Z.       ADOPTING EMPLOYERS

         There are no Adopting Employers under this Plan.

FOR THE TRUSTEE(S)




         By     /s/ Ralph Reichard
              ---------------------------------------------------------------
                                          (signature)

      Title:     PRESIDENT AND CHIEF OPERATING OFFICER
              ---------------------------------------------------------------
    Address:     PHOENIX INTERNATIONAL LTD, INC.
              ---------------------------------------------------------------
                 900 WINDERLY PL STE 140
              ---------------------------------------------------------------
                 MAITLAND FL 32751-7229
              ---------------------------------------------------------------

              ---------------------------------------------------------------

              ---------------------------------------------------------------

              ---------------------------------------------------------------

         By     /s/ Bahram Yusefzadeh
              ---------------------------------------------------------------
                                          (signature)
      Title:     CEO
              ---------------------------------------------------------------
    Address:     PHOENIX INTERNATIONAL LTD, INC.
              ---------------------------------------------------------------
                 900 WINDERLY PL STE 140
              ---------------------------------------------------------------
                 MAITLAND FL 32751-7229
              ---------------------------------------------------------------

          By
              ---------------------------------------------------------------
                                          (signature)
      Title:
              ---------------------------------------------------------------
    Address:
              ---------------------------------------------------------------




         By
              ---------------------------------------------------------------
                                          (signature)
      Title:
              ---------------------------------------------------------------
    Address:
              ---------------------------------------------------------------

              ---------------------------------------------------------------

              ---------------------------------------------------------------

              ---------------------------------------------------------------

              ---------------------------------------------------------------



Amend No. 3, Effective January 1, 1995      Annuity Contract No.: GA   4-14581
                                                                     -----------

        By
             -----------------------------------------------------------------
                                 (signature)
     Title:
             -----------------------------------------------------------------
   Address:
             -----------------------------------------------------------------


        By
             -----------------------------------------------------------------
                                 (signature)
     Title:
             -----------------------------------------------------------------
   Address:
             -----------------------------------------------------------------


        By
             -----------------------------------------------------------------
                                 (signature)
     Title:
             -----------------------------------------------------------------
   Address:
             -----------------------------------------------------------------


        By
             -----------------------------------------------------------------
                                 (signature)
     Title:
             -----------------------------------------------------------------
   Address:
             -----------------------------------------------------------------




Amend No. 3, Effective January 1, 1995      Annuity Contract No.: GA   4-14581
                                                                     -----------

Item R(3)(b) The method used to limit Annual Additions to the Maximum Permissible Amount:





Item R(4) The method used to satisfy the 1.0 limitation of Code Section 415:





Item R(9) The method used to meet the minimum contribution and allocation requirements in Years when this is a Top-heavy Plan:

                  UNILATERAL AMENDMENT - MODEL AMENDMENT TO
                COMPLY WITH SECTION 401(a)(17) OF THE INTERNAL
                          REVENUE CODE AS AMENDED BY
                THE OMNIBUS BUDGET RECONCILIATION ACT OF 1993


Principal Mutual Life Insurance Company hereby amends, effective as of the first day of January 1, 1994, the following prototype plans and by such amendment, amends each retirement plan set forth on any such prototype by an adopting employer:

THE PRINCIPAL FINANCIAL GROUP PROTOTYPE FOR:
Profit Sharing Plans-Plus                      Letter Serial No.:D347613B    Plan No.:003     Basic Plan No.:01
Profit Sharing Plans-Standardized              Letter Serial No.:D247614B    Plan No.:004     Basic Plan No.:01
Savings Plans-Plus                             Letter Serial No.:D347609B    Plan No.:001     Basic Plan No.:03
Savings Plans-Standardized                     Letter Serial No.:D247610B    Plan No.:002     Basic Plan No.:03
Money Purchase Plans-Plus                      Letter Serial No.:D347611B    Plan No.:001     Basic Plan No.:01
Money Purchase Plans-Standardized              Letter Serial No.:D247612B    Plan No.:006     Basic Plan No.:01
Target Plans-Plus                              Letter Serial No.:D360921A    Plan No.:005     Basic Plan No.:01
Target Plans-Standardized                      Letter Serial No.:D260922A    Plan No.:006     Basic Plan No.:01


ARTICLE I: The following is added to the definition of PAY:

In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual pay of each employee taken into account under the plan shall not exceed the OBRA '93 annual pay limit.
The OBRA '93 annual pay limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which pay is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual pay limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual pay limit set forth in this provision.

If pay for any prior determination, period is taken into account in determining an employee's benefits accruing in the current plan year, the pay for that prior determination period is subject to the OBRA '93 annual pay limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual pay limit is $150,000.

Executed by PRINCIPAL MUTUAL LIFE INSURANCE COMPANY on

    April 8            , 1994 by
- -----------------------
    Roger Jacobsen
- -----------------------
        Officer



                                             [The Principal Finncial Group LOGO]

             UNILATERAL AMENDMENT - MODEL AMENDMENT TO COMPLY WITH
                SECTION 401(A)(31) OF THE INTERNAL REVENUE CODE
          AS ADDED BY THE UNEMPLOYMENT COMPENSATION AMENDMENTS OF 1992

Principal Mutual Life Insurance Company hereby amends, effective as of January 1, 1993, the following prototype plans and by such amendment, amends each retirement plan set forth on any such prototype by an adopting employer:

The Principal Financial Group Prototype for:
Profit Sharing Plans - Plus                Letter Serial No.: D347613B  Plan No.: 003  Basic Plan No.: 01
Profit Sharing Plans - Standardized        Letter Serial No.: D247614B  Plan No.: 004  Basic Plan No.: 01
Savings Plans - Plus                       Letter Serial No.: D347609B  Plan No.: 001  Basic Plan No.: 03
Savings Plans - Standardized               Letter Serial No.: D247610B  Plan No.: 002  Basic Plan No.: 03
Money Purchase Plans - Plus                Letter Serial No.: D347611B  Plan No.: 001  Basic Plan No.: 01
Money Purchase Plans - Standardized        Letter Serial No.: D247612B  Plan No.: 002  Basic Plan No.: 01
Target Plans - Plus                        Letter Serial No.: D360921A  Plan No.: 005  Basic Plan No.: 01
Target Plans - Standardized                Letter Serial No.: D260922A  Plan No.: 006  Basic Plan No.: 01
Defined Benefit Plans - Nonintegrated      Letter Serial No.: D359699A  Plan No.: 002  Basic Plan No.: 02
Defined Benefit Plans - Integrated         Letter Serial No.: D359698A  Plan No.: 001  Basic Plan No.: 02

ARTICLE I: The following words and phrases are added to the DEFINITIONS section of Article I:

Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employer's or former Employer's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

Eligible Retirement Plan: Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

ARTICLE IX:  The following section is added as SECTION 9.01A - DIRECT
ROLLOVERS:

This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, specified by the Distributee in a Direct Rollover.

Executed by PRINCIPAL MUTUAL LIFE INSURANCE COMPANY on January 11, 1993 by
                                                       ----------
                             /s/ Owen M. Westman
                             -------------------
                                   Officer

                                              [PRINCIPAL FINANCIAL GROUP]
                                                       [LOGO]

    B
    A
    S                               THE PRINCIPAL
    I                              FINANCIAL GROUP
    C                                 PROTOTYPE
                                        BASIC
    S                                SAVINGS PLAN
    A                    ------------------------------------
    V                    ------------------------------------
    I
    N                    BASIC PLAN NO.: 03 TO BE USED WITH
    G                  ADOPTION AGREEMENT PLAN NOS.: 001-002
    S                        APPROVED: OCTOBER 26,1992

    P
    L
    A
    N

                              TABLE OF CONTENTS


        INTRODUCTION                                                   1
        ----------------------------------------------------------------
        ARTICLE I          -    FORMAT AND DEFINITIONS                 1

             Section 1.01  -    Format
             Section 1.02  -    Definitions
        ----------------------------------------------------------------
        ARTICLE 11         -    MEMBERSHIP                             8

             Section 2.01  -    Active Membership
             Section 2.02  -    Ceasing Active Membership
             Section 2.03  -    Adopting Employers - Separate Plans
             Section 2.04  -    Adopting Employers - Single Plan
        ----------------------------------------------------------------
        ARTICLE III             CONTRIBUTIONS                          9

             Section 3.01  -    Employer Contributions
             Section 3.02  -    Voluntary Contributions by Members
             Section 3.03  -    Rollover Contributions
             Section 3.04  -    Forfeitures and Restoration
             Section 3.05  -    Allocation
             Section 3.06  -    Contribution Limitation
             Section 3.07  -    Excess Amounts
        ----------------------------------------------------------------
        ARTICLE IV              INVESTMENT OF CONTRIBUTIONS           19

             Section 4.01  -    Investment of Contributions
             Section 4.02  -    Purchase of Insurance
             Section 4.03  -    Transfer of Ownership
             Section 4.04  -    Termination of Insurance
        ----------------------------------------------------------------
        ARTICLE V               BENEFITS                              20

             Section 5.01  -    Retirement Benefits
             Section 5.02  -    Death Benefits
             Section 5.03  -    Vested Benefits
             Section 5.04  -    When Benefits Start
             Section 5.05  -    Withdrawal Benefits
             Section 5.06  -    Loans to Members
        ----------------------------------------------------------------
        ARTICLE VI              DISTRIBUTION OF BENEFITS              24

             Section 6.01  -    Automatic Forms of Distribution
             Section 6.02  -    Optional Forms of Distribution and
                                  Distribution Requirements
             Section 6.03  -    Election Procedures
             Section 6.04  -    Notice Requirements
             Section 6.05  -    Transitional Rules

        ----------------------------------------------------------------
        ARTICLE VII        -    TERMINATION OF PLAN                   30



- -------------------------------------------------------------------------------
        ARTICLE VIII        -   ADMINISTRATION OF PLAN                       30

             Section 8.01   -   Administration
             Section 8.02   -   Records
             Section 8.03   -   Information Available
             Section 8.04   -   Claim and Appeal Procedures
             Section 8.05   -   Unclaimed Vested Account Procedures
             Section 8.06   -   Delegation of Authority

- -------------------------------------------------------------------------------
        ARTICLE VIIIA       -   TRUST PROVISIONS                             31

             Section 8A.01  -   The Trust and Trust Fund
             Section 8A.02  -   The Trustee
             Section 8A.03  -   Duties of Trustee
             Section 8A.04  -   Powers of Trustee
             Section 8A.05  -   Expenses
             Section 8A.06  -   Accounting
- -------------------------------------------------------------------------------
        ARTICLE IX          -   GENERAL PROVISIONS                           32

             Section 9.01   -   Amendments
             Section 9.02   -   Mergers and Direct Transfers
             Section 9.03   -   Provisions Relating to the Insurer and
                                  Other Parties
             Section 9.04   -   Employment Status
             Section 9.05   -   Rights to Plan Assets
             Section 9.06   -   Beneficiary
             Section 9.07   -   Nonalienation of Benefits
             Section 9.08   -   Construction
             Section 9.09   -   Legal Actions
             Section 9.10   -   Small Amounts
             Section 9.11   -   Word Usage
             Section 9.12   -   Transfers Between Plans
             Section 9.13   -   Partnership or Sole Proprietorship
             Section 9.14   -   Qualification of Plan

- -------------------------------------------------------------------------------
        ARTICLE X           -   TOP-HEAVY PLAN REQUIREMENTS                  36

             Section 10.01  -   Application
             Section 10.02  -   Definitions
             Section 10.03  -   Modification of Vesting Requirements
             Section 10.04  -   Modification of Contributions
             Section 10.05  -   Modification of Contribution Limitation


- --------------------------------------------------------------------------------
INTRODUCTION
- --------------------------------------------------------------------------------

The provisions of this Plan apply as of the date specified in Item A or such other dates as may be specified in this Plan with the following exceptions:

1. The provisions included to comply with the technical corrections to the Deficit Reduction Act and the Retirement Equity Act (REA) contained in the Tax Reform Act of 1986 are effective as if included in the respective bills to which the corrections apply.

2. The provisions included to comply with the provisions of the Tax Reform Act of 1986 other than the technical corrections to DEFRA and REA are effective as of the dates specified in the law.

3. The provisions included to comply with the provisions of the Omnibus Budget Reconciliation Act of 1986 (OBRA 86) are effective as of the dates specified in the law.

4. The provisions included to comply with the provisions of the Omnibus Budget Reconciliation Act of 1987 (OBRA 87) are effective as of the dates specified in the law.

5. The provisions included to comply with the final regulations on optional forms of benefit issued July 11, 1988, are effective as of the effective date prescribed by such regulations.

6. The provisions included to comply with the final REA regulations issued August 22, 1988, are effective as of the effective date prescribed by such regulations.

7. The provisions included to comply with the provisions of the Technical and Miscellaneous Revenue Act of 1988 are effective as of the dates specified in the law.

8. The provisions included to comply with the final regulations on loans issued July 20,1989, are effective as of the effective date prescribed by such regulations.

- --------------------------------------------------------------------------------
ARTICLE I
FORMAT AND DEFINITIONS
- --------------------------------------------------------------------------------

SECTION 1.01 - FORMAT.

Our retirement plan is set out in this document, the attached Adoption Agreement which we signed, and any amendments to these documents.

Words and phrases defined in Section 1.02 shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise. These words and phrases have initial capital letters to aid in identifying them as defined terms. References to "Section" are references to parts of this document; references to "Item" are references to parts of the Adoption Agreement.

Some of the defined terms and phrases in Section 1.02 and some of the provisions contained in the following articles do not apply to our Plan and shall have no meaning when used in our Plan. The provisions of the attached Adoption Agreement shall determine whether or not the terms apply.

SECTION 1.02 - DEFINITIONS.

ACCOUNT means a Member's share of the Investment Fund plus the cash value of any insurance coverage on his life under this Plan. Separate accounting records shall be kept for those parts of the Member's Account resulting from the following:

(a)  Required Contributions, if any.

(b)  Nondeductible Voluntary Contributions, if any.

(c)  Deductible Voluntary Contributions, if any.

(d)  Rollover Contributions, if any.

(e)  Elective Deferral Contributions.

(f)  Qualified Matching Contributions.

(g)  Matching Contributions that are not Qualified Matching Contributions.

(h)  Qualified Nonelective Contributions.

(i)  All other Employer Contributions.

     If the Member's Vesting Percentage is less than 100% as to any of these Contributions, a separate accounting record will be kept for any part of his Account resulting from such Contributions and, if there has been a prior Forfeiture Date, from such Contributions made before a prior Forfeiture Date.

The Account shall be reduced by any distribution of the Member's Vested Account and by any Forfeitures. The Account shall participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund. The Account is subject to any minimum guarantees applicable under the Annuity Contract or other investment arrangement.

ACCRUAL SERVICE PERIOD means the period defined in Item Q of the Adoption Agreement - Plus.

ACTIVE MEMBER means an Eligible Employee who is actively participating in the Plan according to the provisions of Section 2.01.

ADDITIONAL CONTRIBUTIONS means additional contributions we make to fund this Plan. (See Item P and Section 3.01.)

ADJUSTMENT FACTOR means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 41 6(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

ADOPTING EMPLOYER means an employer controlled by or affiliated with us and listed in Item Z of the Adoption Agreement - Plus. If the Adoption Agreement - Plus is not used, all members of the Controlled Group and the Affiliated Service Group, whether or not listed in Item Y, shall be Adopting Employers participating in a single plan.

ADOPTION AGREEMENT means the attached document which contains our selections and specifications for our Plan.

AFFILIATED SERVICE GROUP means any group of corporations, partnerships or other organizations of which we are a part and which is affiliated within the meaning of Code Section 414(m) and regulations thereunder. Such a group includes at least two organizations one of which is either a service organization (that is, an organization the principal business of which is performing services), or an organization the principal business of which is performing management functions on a regular and continuing basis. Such service is of a type historically performed by employees. In the case of a management organization, the Affiliated Service Group shall include organizations related, within the meaning of Code Section 144(a)(3), to either the management organization or the organization for which it performs management functions. The term Controlled Group, as it is used in our Plan, shall include the term Affiliated Service Group.

ANNUAL PAY means the Employee's annual pay as defined in Item M.

ANNUITY CONTRACT means the annuity contract or contracts into which the Trustee enters (into which we enter, if our Plan is not trusteed) with the Insurer for the investment of Contributions and the payment of benefits under this Plan. The term Annuity Contract as it is used in this Plan shall include the plural unless the context clearly indicates the singular is meant.

ANNUITY STARTING DATE means, for a Member, the first day of the first period for which an amount is payable as an annuity or any other form.

BENEFICIARY means the person or persons named by a Member to receive any benefits under the Plan when the Member dies. (See Section 9.06.)

CLAIMANT means any person who makes a claim for benefits under this Plan. (See
Section 8.04.)

CODE means the Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT means an individual named by a Member to receive a lifetime benefit according to a survivorship life annuity after the Member dies.

CONTRIBUTIONS means Elective Deferral, Additional, Discretionary, Matching, Qualified Nonelective, Voluntary and Rollover Contributions, and Required Contributions made under the Prior Plan, unless the context clearly indicates only one is, or certain of these are, meant.

CONTROLLED GROUP means any group of corporations, trades or businesses of which we are a part that are under common control. A Controlled Group includes any group of corporations, trades or businesses, whether or not incorporated, which is either a parent-subsidiary group, a brother-sister group or a combined group within the meaning of Code Section 414(b), Code Section 414(c) and regulations thereunder and, for the purpose of determining contribution limitations under Section 3.06, as modified by Code Section 415(h) and, for the purpose of identifying Leased Employees, as modified by Code Section 144(a)(3).

The term Controlled Group, as it is used in our Plan, shall include the term Affiliated Service Group.

DISCRETIONARY CONTRIBUTIONS means discretionary contributions we make to fund this Plan. (See Item P and Section 3.01.)

EARLY RETIREMENT DATE means the date a Member selects for beginning his early retirement benefit. Early retirement benefits may begin whether the Member met the age requirement if any, before or after ceasing to be an Employee. (See
Item X.)

EFFECTIVE DATE means the date in Item D.

ELECTIVE DEFERRAL CONTRIBUTIONS means Contributions we make to fund this Plan in accordance with elective deferral agreements between Eligible Employees and us. Elective deferral agreements shall be made, changed, or terminated according to the provisions of Item N. (See Item N and Section 3.01.)

A Member's Account resulting from Elective Deferral contributions may not be distributed before the Member's separation from service, death, the date the Member becomes Totally Disabled, before the events described in the last paragraph of Section 5.04, or before termination of the Plan as described in
Article VII.  Elective Deferrals (but no earnings credited after December 31,
1988) may be withdrawn in the case of hardship if Item W(2) is selected.

ELIGIBLE EMPLOYEE means an Employee who meets the requirements specified in Item J.

EMPLOYEE means an individual who is employed by us or any other employer required to be aggregated with us under Code Sections 414(b), (c), (m) or (o). A Controlled group member is required to be aggregated with us.

The term Employee shall also include any leased employee deemed to be an employee of any employer described in the preceding paragraph as provided in Code Sections 414(n) or 414(o).

EMPLOYER means the Employer named in Item B and any successor corporation, trade or business which will, by written agreement, assume the obligations of this Plan or any Predecessor which maintained this Plan. The terms we, us, and ours as they are used in this Plan refer to the employer.

EMPLOYER CONTRIBUTIONS means the Contributions made by us to fund the Plan. (See Section 3.01.)

ENTRY BREAK means, when the elapsed time method is used, a one-year Period of Severance beginning on an employee's Severance Date. An Employee incurs an Entry Break on the last day of a one-year Period of Severance.

When the hours method is used, Entry Break is defined in Item K. However, if the Adoption Agreement - Plus is not used, Entry Break means an Entry Service Period in which an Employee does not have more than one-half of the Hours of Service required in Item K for a year of Entry Service. An Employee incurs an Entry Break on the last day of the Entry Service Period in which he has an Entry Break.

ENTRY DATE means the date an Employee first enters the Plan as an Active Member. (See Item L and Section 2.01.)

ENTRY SERVICE means an Employee's service as defined in Item K. Entry Service shall include service with a Controlled Group member while we are both members of the Controlled Group.

Entry Service shall include a Period of Military Duty. It the elapsed time method is used, the entire Period of Military Duty shall be included to the extent it has not already been counted as Entry Service. If the hours method is used, an Hour of Service shall be credited (without regard to the 501 Hours of Service limitation) for each hour the Employee would normally have been scheduled to work for us during such Period of Military Duty to the extent such hour has not already been counted for purposes of Entry Service.

If the elapsed time method is used and an Employee has more than one countable Period of Service, Entry Service shall be determined by adjusting his Hire Date so that the Employee has one continuous period of Entry Service equal to the total of all his countable Periods of Service. This period of Entry

Service shall be expressed as whole years (on the basis that 365 days equal one year) and days.

If the elapsed time method is used, Entry Service shall include a Period of Severance (service spanning rule) if

(a) the Period of Severance immediately follows a period during which an Employee is not absent from work and ends within twelve months, or

(b) the Period of Severance immediately follows a period during which an Employee is absent from work for any reason other than quitting, being discharged, or retiring (such as a leave of absence or layoff) and ends within twelve months of the date he was first absent.

If the hours method is used and the Entry Service Period shifts to the Plan Year, an Employee will be credited with two years of Entry Service if he has the Hours of Service required for a year of Entry Service in both his first and second Entry Service Periods.

If the method of crediting Entry Service changes, the provisions of Section
9.12 shall apply.

ENTRY SERVICE PERIOD means the period defined in Item K. However, if the Adoption Agreement - Plus is not used, Entry Service Period means a 12 consecutive month period beginning on an Employee's Hire Date and each following 12-consecutive month period beginning on an anniversary of that Hire Date. If an Employee has a Rehire Date, a new Entry Service Period shall begin on that date in the same manner as if it were a Hire Date.

ERISA means the Employee Retirement Income Security Act of 1974.

FAMILY MEMBER means an individual described in Code Section 414(q)(6)(B).

FISCAL YEAR means our taxable year. (See Item F.)

FORFEITURE means the part, if any, of a Member's Account which is forfeited. (See Section 3.04.)

FORFEITURE DATE means, as to a Member, the date the Member incurs five consecutive Vesting Breaks. Before the first Yearly Date in 1985, the Forfeiture Date is the date the Member incurs a Vesting Break.

HIGHLY COMPENSATED EMPLOYEE means a highly compensated active Employee or a highly compensated former Employee.

A highly compensated active Employee means any Employee who performs service for us during the determination year and who, during the look-back year:

(a) received compensation from us in excess of $75,000 (as adjusted pursuant to Code Section 415(d));

(b) received compensation from us in excess of $50,000 (as adjusted pursuant to Code Section 415(d)) and was a member of the top-paid group for such year; or

(c) was an officer of ours and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under Code
     Section 415(b)(1)(A).

The term Highly Compensated Employee also means:

(d) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from us during the determination year; and

(e) Employees who are 5 percent owners at any time during the look-back year or determination year.

If no officer has satisfied the compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

A highly compensated former Employee means any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for us during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by us during such year, then the family member and the 5 percent owner or top-ten highly compensated
Employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated Employee. For purposes of this definition, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Code Section 414(q) and the regulations thereunder.

HIRE DATE means the date an Employee first performs an Hour of Service.

HOUR OF SERVICE means, for the elapsed time method of crediting service in this Plan, each hour for which an Employee is paid, or entitled to payment, for performing duties for us. Hour of Service means, for the hours method of crediting service in this Plan, the following:

(a) Each hour for which an Employee is paid, or entitled to payment, for performing duties for us during the applicable service period.

(b) Each hour for which an Employee is paid, or entitled to payment, by us on account of a period of time in which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. Notwithstanding the preceding provisions of this subparagraph (b) no credit shall be given to the Employee

     (1) for more than 501 Hours of Service under this subparagraph (b) on account of any single continuous period in which the Employee performs no duties (whether or not such period occurs in a single service period); or

     (2) for an Hour of Service for which the Employee is directly or indirectly paid, or entitled to payment, on account of a period in which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's or workmen's compensation, or unemployment compensation or disability insurance laws; or

     (3) for an Hour of Service for a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

     For purpose of this subparagraph (b), a payment shall be deemed to be made by or due from us regardless of whether such payment is made by or due from us directly or indirectly through, among others, a trust fund or insurer, to which we contribute or pay premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate.

(c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by us. The same Hour of Service shall not be credited under both this subparagraph (c) and under either subparagraph
     (a) or (b) above. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subparagraph (b) above shall be subject to the limitations set forth in that subparagraph.

The crediting of Hours of Service above shall be applied under the rules of paragraphs (b) and (c) of the Department of Labor Regulation 2530.200b-2 (including any interpretations or opinions implementing said rules); which rules, by this reference, are specifically incorporated in full within this Plan. The reference to paragraph (b) applies to the special rule for determining hours of service for reasons other than the performance of duties such as payments calculated (or not calculated) on the basis of units of time and the rule against double credit. The reference to paragraph (c) applies to the crediting of hours of service to service periods.

Hours of Service shall be credited for employment with any other employer required to be aggregated with us under Code Section 414(b), (c), (m) or (o) and the regulations thereunder for purposes of entry, vesting and, when the Adoption Agreement - Plus is not used, for purposes of determining eligibility for contributions. Hours of Service shall also be credited for any individual who is considered an employee for purposes of this Plan pursuant to Code Section 414(n) or Code Section 414(o) and the regulations thereunder.

Solely for purposes of determining whether a one-year break in service has occurred for entry or vesting purposes, during a Parental Absence an Employee shall be credited with the Hours of Service which would otherwise have been credited to the Employee but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. The Hours of Service credited under this paragraph shall be credited in the service period in which the absence begins if the crediting is necessary to prevent a break in service in that period: or in all other cases, in the following service period.

INACTIVE MEMBER means a former Active Member who has an Account. (See Section 2.02.)

INSURANCE POLICY means, for trusteed plans, the life insurance policy or policies issued by the Insurer as provided in Item T and Article IV. The term Insurance Policy as it is used in this Plan is deemed to include the plural unless the context clearly indicates the singular is meant.

INSURER means Principal Mutual Life Insurance Company and, if our Plan is trusteed, any other insurance company or companies named by the Trustee.

INTEGRATION LEVEL means the Integration Level defined in Item P. If a Member also participates in a Controlled Group member's plan which uses an integration level to determine the allocation or amount of contributions, his Integration Level shall be adjusted based upon the ratio of the Member's Pay from us to his total pay from us and the Controlled Group member.

INVESTMENT FUND means that part of the Plan assets held under the Trust, excluding the cash values of any Insurance Policy. (See Article VIIIA.)

If our Plan is not trusteed, Investment Fund means the total assets held under the Annuity Contract which result from Contributions made under our Plan. The Investment Fund shall be valued at current fair market value as of the last day of the last calendar month ending in the Plan Year and, at the discretion of the Insurer, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made, and changes in the values of the assets held in the fund.

The Investment Fund shall be allocated at all times to Members. The Account of a Member shall be credited with its share of the gains and losses of the Investment Fund. That part of a Member's Account invested in a funding arrangement which establishes an account or accounts for such Member thereunder shall be credited with the gain or loss from such account or accounts. That part of a Member's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Member's Account invested in such funding arrangement to the total of the investment Fund invested in such funding arrangement.

INVESTMENT MANAGER means any fiduciary (other than a Trustee or Named
Fiduciary)

(a) who has the power to manage, acquire, or dispose of any assets of the plan;

(b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940, or (2) is a bank, as defined in the Investment Advisers Act of 1940, or (3) is an insurance company qualified to perform services described in subparagraph (a) above under the laws of more than one state; and

(c) who has acknowledged in writing being a fiduciary with respect to the Plan.

ITEM means the specified item in the Adoption Agreement we signed.

LATE RETIREMENT DATE means the first day of any month which is after a Member's Normal Retirement Date and on which retirement benefits begin. If a Member continues to work for us after Normal Retirement Date, his Late Retirement Date shall be the earliest first day of the month on or after he ceases to be an Employee. An earlier or a later Retirement Date may apply if the Member so elects. An earlier Retirement Date may apply if the Member is 70 1/2. (See
Section 5.04.)

LEASED EMPLOYEE means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to service performed for the recipient employer shall be treated as provided by the recipient employer.

A Leased Employee shall not be considered an employee of the recipient if:

(a) such employee is covered by a money purchase pension plan providing (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), (2) immediate participation, and (3) full and immediate vesting and

(b) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

LOAN ADMINISTRATOR means the person or positions named in Item T(b)(iii).

MATCHING CONTRIBUTIONS means matching contributions we make to fund this Plan. (See Item O and Section 3.01.)

MAXIMUM INTEGRATION RATE means the Maximum Integration Rate defined in Item P.

MEMBER means either an Active Member or an Inactive Member.

MEMBER CONTRIBUTIONS means Voluntary Contributions and Required Contributions made under the Prior Plan, if any, unless the context clearly indicates only one is meant.

MONTHLY DATE means the Yearly Date and the same day of each following month during the Plan Year which begins on that Yearly Date.

NAMED FIDUCIARY means the person named in Item G.

NET PROFITS means our current or accumulated net earnings, determined according to generally accepted accounting practices, before any Contributions made by us under this Plan and before any deduction for Federal or state income tax, dividends on our stock, and capital gains or losses. If we are a nonprofit organization under Code Section 501 (c)(3), Net Profits means excess revenues (excess of receipts over expenditures).

NONHIGHLY COMPENSATED EMPLOYEE means an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

NONVESTED ACCOUNT means the excess, if any, of a Member's Account over his Vested Account.

NORMAL FORM means a single life annuity with installment refund.

NORMAL RETIREMENT AGE means, for a Member, the age defined in Item X.

NORMAL RETIREMENT DATE means the earliest first day of the month on or after a Member reaches Normal Retirement Age. Retirement benefits shall begin on Normal Retirement Date if the Member is not an Employee, has a Vested Account, and has not elected to have retirement benefits begin later. However, retirement benefits shall not begin before the later of age 62 or Normal Retirement Age unless the qualified election procedures of Article VI are met. Even if the Member is an Employee on his Normal Retirement Date, he may choose to have retirement benefits begin on such date. An earlier Retirement Date may apply if the Member is 70 1/2. (See Section 5.04.)

PARENTAL ABSENCE means an Employee's absence from work which begins on or after the first Yearly Date after December 31, 1984

(a)  by reason of pregnancy of the Employee,

(b)  by reason of birth of a child of the Employee,

(c) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or

(d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

PAY means the pay defined in Item M. For any Plan Year beginning after December 31, 1988, the annual Pay of each Member taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If the Plan determines Pay on a period of time that contains fewer than 12 calendar months, then the annual Pay limit is an amount equal to the annual Pay limit for the calendar year in which the pay period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

In determining the Pay of a Member for purposes of this limitation, the rules of Code Section 414(c)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Pay up to the Integration Level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Pay as determined under this definition prior to the appliceition of this limitation.

If Pay for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the Pay for such prior year is subject to the applicable annual Pay limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Pay limit is S200,000.

Pay means, for a Leased Employee, Pay for the services the Leased Employee performs for us, determined in the same manner as the Pay of Employees who are not Leased Employees, regardless of whether such Pay is received directly from us or from the leasing organization.

PAY YEAR means the period defined in Item M of the Adoption Agreement - Plus.

PERIOD OF MILITARY DUTY means, for an Employee

(a)  who served as a member of the armed forces of the United States, and

(b) who was reemployed by us at a time when the Employee had a right to reemployment in accordance with seniority rights as protected under
     Section 2021 through 2026 of Title 38 of the United States Code,

the period of time from the date the Employee was first absent from work for us because of such military duty to the date the Employee was reemployed.

PERIOD OF SERVICE means a period of time beginning on an Employee's Hire or Rehire Date, whichever applies, and ending on his Severance Date.

PERIOD OF SEVERANCE means a period beginning on an Employee's Severance Date and ending on the date he again performs an Hour of Service.

A one-year Period of Severance means a Period of Severance of 12 consecutive months.

Solely for purposes of determining whether a one-year Period of Severance has occurred for entry or vesting purposes, the 12-consecutive month period beginning on the first anniversary of the first date of a Parental Absence shall not be a one-year Period of Severance.

PLAN means our retirement plan set forth in the attached Adoption Agreement and this document, including any later amendments to them. If this Plan is trusteed, the term Plan shall include the term Trust, unless the context clearly indicates otherwise.

PLAN ADMINISTRATOR means the person named in Item H.

PLAN YEAR means a 12-consecutive month period beginning on a Yearly Date and ending on the day before the next Yearly Date. If the Yearly Date changes, the change will result in a short Plan Year. If a service period or the Pay Year is based on the Plan Year, corresponding years before the Effective Date shall be included.

PREDECESSOR means a Predecessor designated in Item 1.

PRIOR PLAN means a retirement plan of ours or of a Predecessor which was qualifiable under Code Section 401 (a), and of which this Plan is a restatement, as specified in the initial Adoption Agreement. If, because of a merger, consolidation or transfer of assets or liabilities, this Plan is a continuation of a plan which was qualifiable under Code Section 401(a), that plan shall be a Prior Plan. If, with the approval of any governmental agency to which it is subject, the assets of a terminated plan of ours which was qualified under Code Section 401 (a) are transferred to this Plan, that terminated plan shall be deemed to be the Prior Plan.

PRIOR PLAN ASSETS means the assets accumulated under the Prior Plan which have not been distributed and which are held under this Plan.

QUALIFIED JOINT AND SURVIVOR FORM means, for a Member who has a spouse, a survivorship life annuity with installment refund, where the Contingent Annuitant is the Member's spouse and the survivorship percentage is 50%. A former spouse will be treated as the spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). If a Member does not have a spouse, the Qualified Joint and Survivor Form means the Normal Form.

The amount of the benefit payable under the Qualified Joint and Survivor Form shall be the amount of benefit which may be provided by the Member's Vested Account.

QUALIFIED MATCHING CONTRIBUTIONS means Matching Contributions which are 100% vested when made and which (including investment gain) may not be distributed before the Member's separation from service, death, the date the Member becomes Totally Disabled, before the events described in the last paragraph of Section 5.04, or before termination of Plan as described in Article VII. Our Matching Contributions shall be Qualified Matching Contributions if so elected in Item O.

QUALIFIED NONELECTIVE CONTRIBUTIONS means Employer Contributions which are 100%. vested when made and which (including investment gain) may not be distributed before the Member's separation from service, death, the date the Member becomes Totally Disabled, before the events described in the last paragraph of Section 5.04, or before termination of the Plan as described in Article VII. (See Item P of the Adoption Agreement - Plus and Section 3.01.)

QUALIFIED PRERETIREMENT SURVIVOR ANNUITY means a life annuity with installment refund payable to the surviving spouse of a Member who dies before his Annuity Starting Date. A former spouse will be treated as the surviving spouse to the extent provided under a qualified domestic relations order as described in Code
Section 414(p).

QUARTERLY DATE means each Yearly Date and the third, sixth and ninth Monthly Date after each Yearly Date which is within the same Plan Year.

REENTRY DATE means the date a former Active Member reenters the Plan. (See
Section 2.01.)

REHIRE DATE means the date an Employee first performs an Hour of Service following an Entry Break, when the hours method is used, or a Period of Severance, when the elapsed time method is used.

REQUIRED CONTRIBUTIONS means nondeductible contributions required from a Member in order to participate in the Prior Plan.

RESTATEMENT DATE means the date our retirement plan was last restated. (See Item A of the initial Adoption Agreement.)

RETIREMENT DATE means the date a retirement benefit will begin and is a Member's Early, Normal or Late Retirement Date, as the case may be.

ROLLOVER CONTRIBUTIONS means the Rollover Contributions which are made by or for a Member. (See Section 3.03.)

SEMI-YEARLY Date means each Yearly Date and the sixth Monthly Date after each Yearly Date which is within the same Plan Year.

Severance Date means the earlier of

(a)  the date on which an Employee quits, retires, dies or is discharged, or

(b) the first anniversary of the date an Employee begins a one year absence from service (with or without pay). This absence may be the result of any combination of vacation, holiday, sickness, disability, leave of absence, or layoff.

Solely to determine whether a one-year Period of Severance has occurred for entry or vesting purposes for an Employee who is absent from service beyond the first anniversary of the first day of a Parental Absence, Severance Date is the second anniversary of the first day of the Parental Absence. The period between the first and second anniversaries of the first day of the Parental Absence is not a Period of Service and is not a Period of Severance.

TAXABLE WAGE BASE means the maximum amount of earnings which may be considered wages for a year under Code Section 3121 (a)(i).

TEFRA means the Tax Equity and Fiscal Responsibility Act of 1982.

TEFRA COMPLIANCE DATE means the date our Plan is to comply with the provisions of TEFRA. The TEFRA Compliance Date as used in this Plan is,

(a) for purposes of determining the Maximum Permissible Amount and contribution limitations of Section 3.06,

     (1) if this Plan was in effect on July 1, 1982, the first day of the first Limitation Year which begins after December 31, 1982, or

     (2) if this Plan was not in effect on July 1, 1982, the first day of the first Limitation Year which ends after July 1, 1982.

(b)  for all other purposes, the first Yearly Date after December 31, 1983.

TOTALLY DISABLED means that a Member is disabled, as a result of sickness or injury, to the extent that he is prevented from engaging in any substantial gainful activity, and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.

If our Employees are not covered under Title II of the Federal Social Security Act, Totally Disabled means that a Member is disabled as a result of sickness or injury, to the extent that he is completely prevented from performing any work, engaging in any occupation for wage or profit and has been continuously disabled for six months. Initial written proof that the disability exists and has continued for at least six months must be furnished to the Plan Administrator by the Member within one year after the date the disability begins. The Plan Administrator, upon receipt of any notice of proof of a Participant's total disability, shall have the right and opportunity to have physician it designates examine the Member when and as often as it may reasonably require, but not more than once each year after the disability has continued uninterruptedly for at least two years beyond the date of furnishing the first, proof.

TRUST means, foe trusteed plans, the Agreement of Trust set out in Article
VIIIA.

TRUST FUND means, for trusteed plans, the total funds held under the Trust as provided in Article VIIIA.

TRUSTEE means, for trusteed plans, the party or parties named in Item T. The term Trustee as it is used in this Plan shall include the plural unless the context clearly indicates the singular is meant.

VESTED ACCOUNT means, on any date, the vested part of a Member's Account (including the cash values of any insurance coverage on his life under this Plan). If the Member's Vesting Percentage is 100%, the Vested Account equals his Account. If the Member's Vesting Percentage is not 100%, the Vested Account equals the sum of (a) and (b) below:

(a) The part of the Member's Account resulting from vested Employer Contributions made before any prior Forfeiture Date, and from Member Contributions and Rollover Contributions. The Member is fully (100%) vested in this part of his Account.

(b) The balance of the Member's Account in excess of the amount in (a) above multiplied by his Vesting Percentage.

     If the Member has withdrawn any part of his Account resulting from our Contributions, other than vested Employer Contributions included in (a) above, the amount determined under this subparagraph (b) shall be equal to P(AB + D) - D as defined below:

     P   The Member's Vesting Percentage.

     AB the balance of the Member's Account in excess of the amount in (a) above.

     D The amount of withdrawal resulting from our Contributions, other than our vested Contributions included in (a) above.

VESTING BREAK means, when the elapsed time method is used, a one-year Period of Severance. An Employee incurs a Vesting Break on the last day of a one-year Period of Severance.

When the hours method is used, Vesting Break is defined in Item V. However, if the Adoption Agreement - Plus is not used, Vesting Break means a Vesting Service Period in which an Employee does not have more than one-half of the Hours of Service required in Item V for a year of Vesting Service. An Employee incurs a Vesting Break on the last day of the Vesting Service Period in which he has a Vesting Break.

VESTING PERCENTAGE means the Vesting Percentage of A Member determined under Item U. IF the computation of Vesting Percentage is changed (whether directly or indirectly), a Member's Vesting Percentage as of the day before the change shall not be reduced due to the change. Indirect changes include, but are not limited to, changes in Early Retirement Date requirements or the method of crediting Vesting Service. The provisions of Section 9.01 regarding changes in the computation of Vesting Percentage shall apply.

VESTING SERVICE means an Employee's service determined under Item V. Vesting Service is subject to the modifications selected under that item. Vesting Service shall include service with a Controlled Group member while we are both members of the Controlled Group.

If, under Item V(4), Vesting Service is determined under the Prior Plan provisions, service before the date the Prior Plan became subject to ERISA may be disregarded if such service would have been disregarded under the Prior Plan break in service rules as in effect on the day before such date.

Vesting Service shall include a Period of Military Duty. If the elapsed time method is used, the entire Period of Military Duty shall be included to the extent it has not already been counted as Vesting Service. If the hours method is used, an Hour of Service shall be credited (without regard to the 501 Hours of Service limitation) for each hour the Employee would normally have been scheduled to work for us during such Period of Military Duty, to the extent such hour has not already been credited as Vesting Service.

If the elapsed time method is used and the Employee has more than one countable Period of Service or if all or a part of a Period of Service is not counted, Vesting Service shall be determined by adjusting his Hire Date so that the Employee has one continuous period of Vesting Service equal to the total of all his countable Periods of Service. This period of Vesting Service shall be expressed as whole years (on the basis that 365 days equal one year) and days.

If the elapsed time method is used, Vesting Service shall include a Period of Severance (service spanning rule) if

(a) the Period of Severance immediately follows a period during which an Employee is not absent from work and ends within twelve months, or

(b) the Period of Severance immediately follows a period during which an Employee is absent from work for any reason other than quitting, being discharged, or retiring (such as a leave of absence or layoff) and ends within twelve months of the date he was first absent.

If the Prior Plan applied the rule of parity before the first Yearly Date in 1985, an Employee's Vesting Service, accumulated before a Vesting Break which occurred before that date, shall be excluded according to the Prior Plan provisions if (a) his Vesting Percentage is zero, and (b) his latest period of consecutive Vesting Breaks equals or exceeds his prior Vesting Service (disregarding any Vesting Service that was excluded because of a previous period of Vesting Breaks).

For a Member who is not credited with an Hour of Service on or after the first Yearly Date in 1985, Vesting Service accrued before such date and before an age greater than 18 (before the beginning of the Vesting Service Period in which he attained that age, when the hours method is used) shall be excluded if the Prior Plan excluded such service.

If the method of crediting Vesting Service changes, the provisions of Sections
9.01 and 9.12 shall apply.

VESTING SERVICE PERIOD means the period defined in Item V. However, if the Adoption Agreement - Plus is not used, Vesting Service Period means a 12-consecutive month period ending on the last day of the Plan Year.

VOLUNTARY CONTRIBUTIONS means the Contributions by a Member that are not required as a condition of employment or membership or for obtaining additional benefits from our Contributions. (See Item S and Section 3.02.)

YEARLY DATE means the Yearly Date defined in Item E.

YEARS OF SERVICE means an Employee's Vesting Service as defined in Item V, disregarding any modifications which exclude service.

If Vesting Service is not defined in Item V, then for purposes of determining Years of Service, Vesting Service shall be deemed to be determined using the elapsed time method.

- ------------------------------------------------------------------------------
ARTICLE II
MEMBERSHIP
- ------------------------------------------------------------------------------

SECTION 2.01 - ACTIVE MEMBERSHIP.

An Employee shall first become an Active Member (begin active participation in the Plan) on the earliest date specified in Item L on which he is an Eligible Employee and has met all of the entry requirements selected in Item K. This date is the Member's Entry Date.

Each Employee who was an active member under the Prior Plan on the day before the Restatement Date shall become an Active Member under this Plan on the Restatement Date if he is still an Eligible Employee. The Member's entry date under the Prior Plan is deemed to be his Entry Date under this Plan.

If a person has been an Eligible Employee who has met all of the entry requirements selected in Item K but is not an Eligible Employee on the date which would have been his Entry Date, he shall become an Active Member on the date he again becomes an Eligible Employee. This date is the Member's Entry Date.

A former Active Member shall reenter the Plan as an Active Member on the date he again performs an Hour of Service as an Eligible Employee. This date is the Member's Reentry Date. An Inactive Member ceases to be an Inactive Member on his Reentry Date.

A Member's benefits under this Plan shall not be duplicated because of more than one period as an Active Member.

SECTION 2.02 - CEASING ACTIVE MEMBERSHIP.

An Active Member shall become an Inactive Member (stop accruing benefits under the Plan) on the earlier of the following:

(a) The date the Member ceases to be an Eligible Employee (his Retirement Date if he ceases to be an Eligible Employee within one month of his Retirement Date).

(b)  The effective date of complete termination of the Plan under Article VII.

An Employee or former Employee who was an inactive member under the Prior Plan on the day before the Restatement Date shall become an Inactive Member under this Plan on the Restatement Date. Eligibility for any benefits payable to the Member or on his behalf and the amount of the benefits shall be determined according to the provisions of the Prior Plan.

A Member shall cease to be a Member on the date he is no longer an Eligible Employee and his Account is zero.

SECTION 2.03 - ADOPTING EMPLOYERS - SEPARATE PLANS.

If Item Z(1)(a)(i) of the Adoption Agreement - Plus is selected, each Adopting Employer listed in Item Z maintains this Plan as a separate and distinct plan for the exclusive benefit of its employees. If Item Z(1)(a)(ii) of the Adoption Agreement - Plus is selected, each Adopting Employer identified in Item Z(1)(a)(ii) maintains this Plan as a separate and distinct plan for the exclusive benefit of its employees. An Adopting Employer's adoption of the Plan shall be in writing. If the Adopting Employer did not maintain a Prior Plan, the date of adoption specified in Item Z is the Effective Date of its Plan. This date is the first Yearly Date for the Adopting Employer's Plan and shall be the Entry Date for any of its employees who have met the requirements in Section 2.01 as of that date. If the Adopting Employer did maintain a Prior Plan, the date of adoption is the Restatement Date of its Plan.

An Adopting Employer shall be deemed to be the Employer but only with respect to its Plan and for those Employees who are on its payroll. In interpreting the Adoption Agreement and this document as to an Adopting Employer, the terms Employer, we, us, and ours shall be deemed to refer to the Adopting Employer and the Adopting Employer's fiscal year is deemed to be the Fiscal Year. The primary Employer in Item B is deemed to be an Adopting Employer for purposes of the following two paragraphs.

The Contributions made by an Adopting Employer, and Forfeitures arising from such Contributions, shall not be used to fund the benefits for Employees of any other Adopting Employer. Service with an Adopting Employer shall be included as service with all other Adopting Employers and transfer of employment, without interruption, between Adopting Employers shall not be an interruption of service. It an Active Member ceases to be an Employee of an Adopting Employer on other than the last day of the Plan Year and immediately becomes an Employee of another Adopting Employer, he shall be an Active Member under the first Adopting Employer's Plan until the next annual Contribution, if any, is due, regardless of whether he has also become an Active Member in the other Adopting Employer's Plan. Both Adopting Employers' Contributions on his behalf will be proportionately reduced on that date based upon his period of employment with and Pay from each.

If an integrated allocation formula is in effect and a Member received Pay from more than one Adopting Employer during a Pay Year, the Integration Level used to determine the allocation of an Adopting Employer's Contributions is equal to his Integration Level multiplied by the ratio of (a) the Member's Pay from the Adopting Employer for that year to (b) the Member's Pay from all Adopting Employers for that year.

Any amendment to the Plan by the primary Employer in Item B of the Adoption Agreement shall be deemed to be an amendment to each Adopting Employer's Plan. Without the consent of any other Adopting Employer, an Adopting Employer may restate its Plan in the form of a separate document at any time and, in that event, cease to be an Adopting Employer. An employer shall not be an Adopting Employer if it ceases to be controlled by us or affiliated with us. Such an employer may continue its Plan by restating it in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from Item Z of the Adoption Agreement.

If the Plan of the Adopting Employer terminates, the provisions of Article VII shall apply to its Plan.

SECTION 2.04 - ADOPTING EMPLOYERS - SINGLE PLAN.

If the Adoption Agreement - Plus is not used, each Adopting Employer listed in Item Y and each Controlled Group member, whether or not listed in that item, shall be an Adopting Employer who participates with us in this Plan. If Item Z(1)(b)(i) of the Adoption Agreement - Plus is selected, each Adopting Employer listed in Item Z participates with us in this Plan. If Item Z(1)(b)(ii) of the Adoption Agreement - Plus is selected, each Adopting Employer identified in Item Z(1)(b)(ii) participates with us in this Plan. An Adopting Employer's agreement to participate in this Plan shall be in writing. Employees of Adopting Employers who do not make such written agreement shall be eligible to become Members and shall be entitled to Contributions in the same manner as if their employers had agreed to participate in the Plan. An Adopting Employer has no rights or privileges under this Plan.

If the Adopting Employer did not maintain a Prior Plan, the date of participation in Item Z (Item Y) shall be the Entry Date for any of its employees who have met the requirements in Section 2.01 as of that date. Service with and pay from an Adopting Employer shall be included as service with and pay from us. Transfer of employment, without interruption, between an Adopting Employer and another Adopting Employer or us shall not be considered an interruption of service. Our Fiscal Year in Item F shall be the Fiscal Year used in interpreting this Plan for Adopting Employers.

Contributions made by an Adopting Employer shall be treated as Contributions made by us. Forfeitures arising from those Contributions shall be used for the benefit of all Members.

An employer shall not be an Adopting Employer if it ceases to be controlled by us or affiliated with us. Such an employer may continue a retirement plan for its employees in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from the list of Adopting Employers in the Adoption Agreement.

If an employer ceases to be an Adopting Employer and does not continue a retirement plan for the benefit of its employees, partial termination may result and the provisions of Article VII apply.

- --------------------------------------------------------------------------------
ARTICLE III
CONTRIBUTIONS
- --------------------------------------------------------------------------------

SECTION 3.01 - EMPLOYER CONTRIBUTIONS.

Our Contributions are conditioned on initial qualification of the Plan. If the Plan is denied initial qualification, the provisions of
Section 9.14 shall apply.

The amount of our Contributions is specified in the Adoption Agreement. Our Contributions are made from Net Profits unless otherwise specified in Item Q. Notwithstanding the foregoing, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Code Sections 401(a), 402, 412, and 417.

No Member shall be permitted to have Elective Deferral Contributions, as defined in Section 3.07, made under this Plan, or any other qualified plan maintained by us, during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of such taxable year.

If Matching Contributions, Additional Contributions or Qualified Nonelective Contributions under Item P(1)(a) of the Adoption Agreement - Plus are made from Net Profits, Item Q, and our Net Profits are not sufficient to provide such Contributions, such Contributions shall be proportionately reduced.

Our Contributions are allocated according to the provisions of Section 3.05.

If Item Q(2)(a) is selected, we may make all or part of our annual Contributions before the end of the Plan Year. Such Contributions shall be allocated when made in a manner which approximates the allocation which would otherwise have been made as of the last day of the Plan Year. Succeeding allocations shall take into account amounts previously allocated for the Plan Year. The percentage of our Contributions allocated to the Member for the Plan Year shall be the same percentage which would have been allocated to him if the entire allocation had been made as of the last day of the Plan Year.

We shall pay to the Insurer or Trustee our Contributions used to determine the Actual Deferral Percentage, as defined in Section 3.07, (Elective Deferral Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions) to the Plan for each Plan Year not later than the end of the twelve-month period immediately following the Plan Year for which they are deemed to be paid. Any such Contributions accumulated through payroll deductions shall be paid within 90 days of the date withheld or the date it is first reasonably practical for us to do so, if earlier.

A portion of the Plan assets resulting from our Contributions (but not more than the original amount of those Contributions) may be returned if our Contributions are made because of a mistake of fact or are more than the amount deductible under Code Section 404 (excluding any amount which is not deductible because the Plan is disqualified). The amount involved must be returned to us within one year after the date our Contributions are made by mistake of fact or the date the deduction is disallowed, whichever applies. Except as provided under this paragraph and Articles VII and IX, the assets of the Plan shall never be used for our benefit and are held for the exclusive purpose of providing benefits to Members and their Beneficiaries and for defraying reasonable expenses of administering the Plan.

Prior Plan Assets which result from contributions made by us shall be treated in the same manner as Employer Contributions made under this Plan. They shall be treated in the same manner as Employer Contributions made under this Plan before a Forfeiture Date if the Prior Plan Assets are transferred from a terminated plan.

SECTION 3.02 - VOLUNTARY CONTRIBUTIONS BY MEMBERS.

If permitted under Item S, an Active Member may make Voluntary Contributions. Voluntary Contributions shall be made according to nondiscriminatory procedures and limitations set up by the Plan Administrator.

A Member's membership in the Plan is not affected by stopping or changing Voluntary Contributions. An Active Member's request to start, change, or stop Voluntary Contributions must be in writing on a form furnished for that purpose. The form must be delivered to the Plan Administrator before the date the Member is to start, change, or stop Voluntary Contributions.

The part of the Member's Account resulting from Voluntary Contributions is fully (100%) vested and nonforfeitable at all times.

Prior Plan Assets which result from voluntary contributions made by the Member shall be treated in the same manner as Voluntary Contributions made under this Plan. These Prior Plan Assets may include deductible Voluntary Contributions which were made according to the provisions of the Prior Plan.

SECTION 3.03 - ROLLOVER CONTRIBUTIONS.

With our consent, a Rollover Contribution may be made by or for an Eligible Employee if the following conditions are met:

(a) The Contribution is a rollover contribution which the Code permits to be transferred to a plan that meets the requirements of Code Section 401(a).

(b) If the Contribution is made by the Eligible Employee, it is made within sixty days after he receives the distribution.

(c) The Eligible Employee furnishes evidence satisfactory to the Plan Administrator that the proposed transfer is in fact a rollover contribution which meets conditions (a) and (b) above.

The Rollover Contribution may be made by the Eligible Employee or the Eligible Employee may direct the trustee or named fiduciary of another plan to transfer the funds which would otherwise be a Rollover Contribution directly to this Plan. Such transferred funds shall be called a Rollover Contribution.
The Contribution shall be made according to procedures set up by the Plan Administrator.

If an Eligible Employee participated in a retirement plan which met the requirements of Code Section 401(a), with our consent, the trustee or named fiduciary of that plan may transfer funds which could not have been a Rollover Contribution to this Plan on behalf of the Eligible Employee. The transferred funds shall be called a Rollover Contribution. If such Rollover Contributions were made for a period when the Eligible Employee was a five percent owner of the employer that maintained the plan, the Rollover Contributions shall be treated in the same manner as if they were Contributions made under this Plan for a period when he was a five-percent owner of us.

If the Eligible Employee is not an Active Member when the Rollover Contribution is made, he shall be deemed to be an Active Member only for the purpose of investment and distribution of the Rollover Contribution. Our Contributions shall not be made for or allocated to the Eligible Employee and he may not make Member Contributions, until the time he meets all of the requirements to become an Active Member.

Rollover Contributions made by or for an Eligible Employee shall be credited to his Account. The part of the Member's Account resulting from Rollover Contributions is fully (100%) vested and nonforfeitable at all times. A separate accounting record shall be maintained for that part of his Rollover Contribution consisting of voluntary contributions which were deducted from the Member's gross income for Federal income tax purposes.

Prior Plan Assets which result from the Member's rollover contributions shall be treated in the same manner as Rollover Contributions made under this Plan.

SECTION 3.04 - FORFEITURES AND RESTORATION.

The Nonvested Account of a Member shall be forfeited as of the earlier of the following: the date the Member dies, if prior to such date he had ceased to be an Employee; or his Forfeiture Date. All, or part of a Member's Nonvested Account will be forfeited if, after he ceases to be an Employee, he receives a distribution of his entire Vested Account or a distribution of his Vested Account derived from our Contributions which were not 100% vested when made according to the provisions of Section 5.03 or Section 9.10. If a Member's Vested Account is zero on the date he ceases to be an Employee, he shall be deemed to have received a distribution of his entire Vested Account on such date. The forfeiture will occur as of the date he receives the distribution or on the date such provision became effective, if later. If he receives a distribution of his entire Vested Account, his entire Nonvested Account will be forfeited.
If he receives a distribution of his Vested Account from our Contributions which were not 100% vested when made, but less than his entire Vested
Account, the amount to be forfeited will be determined by multiplying his Nonvested Account by a fraction. The numerator of the fraction is the amount of the distribution derived from our Contributions which were not 100% vested when made and the denominator of the fraction is his entire Vested Account derived from such Contributions on the date of the distribution.

If the Adoption Agreement - Plus is used, Forfeitures shall be allocated as of the last day of the Plan Year in which such Forfeitures arise or applied to reduce the earliest Employer Contribution made after the Forfeitures are determined as provided in Item P(4). Forfeitures shall be determined at least once during each taxable year of ours. If the Adoption Agreement - Plus is not used and Item P(2) is selected, Forfeitures shall be allocated with our Discretionary Contributions and deemed to be Discretionary Contributions as of the last day of the Plan Year in which such Forfeitures arise. If the Adoption Agreement - Plus is not used and Item P(2) is not selected, Forfeitures shall be applied to reduce the earliest Employer Contribution made after the Forfeitures are determined. Forfeitures of Matching Contributions which relate to excess amounts shall be applied as provided in Section 3.07.

Forfeitures may first be applied to pay expenses under the Plan which would otherwise be paid by us before they are applied or allocated as provided above. Upon their application or allocation, such Forfeitures shall be deemed to be Employer Contributions.

If a Member again becomes an Eligible Employee after receiving a distribution which caused his Nonvested Account to be forfeited, he shall have the right to repay to the Plan the entire amount of the distribution he received (excluding any amount of such distribution resulting from Contributions which were 100% vested when made). The repayment must be made before the earlier of the date five years after the date he again becomes an Eligible Employee or the end of the first period of five consecutive Vesting Breaks which begin after the date of the distribution.

If the Member makes the repayment provided above, the Plan Administrator shall restore to his Account an amount equal to his Nonvested Account which was forfeited on the date of distribution, unadjusted for any investment gains or losses. If the Member was deemed to have received a distribution because his Vested Account was zero or the Plan did not have the repayment provisions in effect on the date the distribution was made and he again performs an Hour of Service as an Eligible Employee within the repayment period, the Plan Administrator shall restore the Member's Account as if he had made a required repayment on the date he performed such Hour of Service. Restoration of the Member's Account shall include restoration of all Code Section 411(d)(6) protected benefits with respect to the restored Account, according to applicable Treasury regulations. Provided, however, the Plan Administrator shall not restore the Nonvested Account if a Forfeiture Date has occurred after the date of the distribution and on or before the date of repayment and that Forfeiture would result in a complete forfeiture of the amount the Plan Administrator would otherwise restore.

The Plan Administrator shall restore the Member's Account by the close of the Plan Year following the Plan Year in which repayment is made.

SECTION 3.05 - ALLOCATION.

Our Contributions which are not subject to the requirements of Item Q(2) shall be allocated to the Members for whom they were made and credited to the Members' Accounts. Our Contributions which are subject to the requirements of Item Q(2) plus any Forfeitures released for allocation for the Plan Year, shall be allocated among all persons meeting the requirements in Items P and Q. The amount allocated to such a person shall be determined under the allocation formula selected in the Adoption Agreement and Article X.

In determining the amount of our Contributions allocated to a Member who is a Leased Employee, contributions and benefits provided by the leasing organization which are attributable to services such Leased Employee performs for us shall be treated as provided by us. Those contributions or benefits shall not be duplicated under this Plan.

SECTION 3.06 - CONTRIBUTION LIMITATION.

(a) For the purpose of determining the contribution limitation set forth in this section, the following terms are defined:

     ADDITION ADDITIONS mean the sum of the following amounts credited to a Member's account for the Limitation Year:

     (1)  employer contributions,

     (2)  employee contributions,

     (3)  forfeitures, and

     (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(i)(2), which is part of a pension or annuity plan maintained by the Employer.

     These amounts are treated as Annual Additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Code Section 419e(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer are treated as Annual Additions to a defined contribution plan.

     For this purpose, any Excess Amount applied under (d) and (j) below in the Limitation Year to reduce Employer Contributions will be considered Annual Additions for such Limitation Year.

     COMPENSATION means one of the following as elected in Item M for purposes of this section and as defined below:

    (1) Information required to be reported under Code Sections 6041 and 6051 (Wages, Tips and Other Compensation Box on Form W-2). Compensation is defined as a Member's wages within the meaning of Code Section 3401(a) and all other payments of compensation to an Employee by us (in the course of our trade or business), for which we are required to furnish the Employee a written statement under Code Section 6041(d) and 6051(a)(3), which is actually paid or made available by us for a specified period.

          Compensation is determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or services performed (such as the exception for agricultural labor in Code
          Section 3401(a)(2)).

    (2) Code Section 3401(a) wages (Wages for purposes of income tax withholding). Compensation is defined as a Member's wages within the meaning of Code Section 3401(a), for the purpose of income tax withholding at the source, which is actually paid or made available by us for a specified period. Compensation is determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

    (3) 415 safe-harbor compensation. Compensation is defined as a Member's wages, salaries, and fees for professional service and other amounts received (without regard to whether or not an amount is paid in cash) for personal service actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the regulations)), and excluding the following:

          (i) Employer contributions to a plan of deferred compensation to the extent contributions are not included in the gross income of the Employee for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation.

          (ii) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

          (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

          (iv) Other amounts which receive special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludible from the gross income of the Employee).

For any self-employed individual Compensation will mean earned income.

For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this section,

Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

For any Limitation Year beginning after December 31, 1988, only the first $200,000 (multiplied by the Adjustment Factor) of the Member's Compensation shall be taken into account under the Plan.

DEFINED BENEFIT PLAN FRACTION means a fraction, the numerator of which is the sum of the Member's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code Sections 415 (b) and (d) or 140 percent of the Highest Average Compensation, including any adjustments under Code Section 415(b).

Notwithstanding the above, if the Member was a member as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Member had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May
5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

DEFINED CONTRIBUTION DOLLAR LIMITATION means $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in Code Section 415(b)(1) as in effect for the Limitation Year.

DEFINED CONTRIBUTION PLAN FRACTION means a fraction, the numerator of which is the sum of the Annual Additions to the Member's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Member's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code
Section 415(1)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under Code Section 415(b) and (d) in effect under Code
Section 415(c)(1)(A) of the Code or 35 percent of the Member's Compensation for such year.

If the Member was a member as of the end of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitations applicable to the first Limitation Year beginning on or after January 1, 1987.

The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

EMPLOYER means the employer that adopts this Plan and all members of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code Section 415(h)) or affiliated service groups (as defined in Code Section 414(m)) of which the adopting employer is a part, and any other entity required to be aggregated with the employer pursuant to regulations under Code Section 414(o).

EXCESS AMOUNT means the excess or the Member's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

HIGHEST AVERAGE COMPENSATION means the average Compensation for the three consecutive Years of Service (see Section 1.02) with the Employer that produces the highest average.

LIMITATION YEAR means a calendar year or the 12 consecutive month period elected by the Employer in Item R. If the Limitation Year ends on the last day of the Fiscal Year and the Fiscal Year is a 52-53 week period, then the Limitation Year shall be such period. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

MASTER OR PROTOTYPE PLAN means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

MAXIMUM PERMISSIBLE AMOUNT means the maximum Annual Addition that may be contributed or allocated to a Member's Account under the Plan for any Limitation Year. This amount shall not exceed the lesser of:

(1)  the Defined Contribution Dollar Limitation, or

(2)  25 percent of the Member's Compensation for the Limitation Year.

The compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or Code Section 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Section 415(l)(1) or 419A(d)(2).

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                 Number of months in the short Limitation Year
                 ---------------------------------------------
                                       12

PROJECTED ANNUAL BENEFIT means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor form) to which the Member would be entitled under the terms of the plan assuming:

     (1) the Member will continue employment until normal retirement age under the plan (or current age, if later), and

     (2) the Member's Compensation for the current Limitation Year and all other relevant factor used to determine benefits under the plan will remain constant for all future Limitation Years.

(b) If the Member does not participate in, and has never participated in another qualified plan maintained by the Employer or a welfare benefit fund, as defined in Code Section 419(e) maintained by the Employer, or an individual medical account, as defined in Code Section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition, the amount of Annual Additions which may be credited to the Member's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible amount or any other limitation contained in this Plan. If the Employer Contribution that would otherwise be contributed or allocated to the Member's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

(c) Prior to determining the Member's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Member on the basis of reasonable estimation of the Member's Compensation for the Limitation Year, uniformly determined for all Members similarly situated.

(d) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Member's actual Compensation for the Limitation Year.

(e) If pursuant to (d) above, as a result of the allocation of forfeitures, or as a result of a reasonable error in determining the amount of Elective Deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any individual under the limits of Code Section 415, there is an Excess Amount, the excess will be disposed of as follows:

     (1) Any nondeductible voluntary employee contributions, to the extent they would reduce the excess amount, will be returned to the Member;

     (2) Any Elective Deferral Contributions, to the extent they would reduce the excess amount, will be returned to the Member;

     (3) If after the application of (1) and (2) above an Excess Amount still exists, and the Member is covered by the

         Plan at the end of the Limitation Year, the Excess Amount in the Member's Account will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Member in the next Limitation Year, and each succeeding Limitation Year if necessary.

     (4) If after the application of (1) and (2) above an excess amount still exists, and the Member is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions for all remaining Members in the next Limitation Year, and each succeeding Limitation Year if necessary.

     (5) If a suspense account is in existence at any time during a Limitation Year pursuant to this (e), it will participate in the allocation of the trust's investment gains or losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Member's Accounts before any Employer or any Member contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Members or former Members.

(f) This (f) applies if, in addition to this Plan, the Member is covered under another qualified defined contribution Master or Prototype Plan maintained by the Employer, a welfare benefit fund, as defined in Code
     Section 419(e), maintained by the Employer, or an individual medical account, as defined in Code Section 415(l)(2), maintained by the Employer, which provides an Annual Addition, during any Limitation Year. The Annual Additions which may be credited to a Member's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Member's account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Member under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Member's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Member under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Member's Account under this Plan for the Limitation Year.

(g) Prior to determining the Member's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Member in the manner described in (c) above.

(h) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Member's actual Compensation for the Limitation Year.

(i) If pursuant to (h) above, as a result of the allocation of forfeitures, or as a result of a reasonable error in determining the amount of Elective Deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any individual under the limits of Code Section 415, a Member's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

(j) If an Excess Amount was allocated to a Member on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of,

     (1)  the total Excess Amount allocated as of such date, times

     (2) the ratio of (i) the Annual Additions allocated to the Member for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the Member for the Limitation Year as of such date under this and all the other qualified defined contribution Master and Prototype Plans.

(k) Any excess amount attributed to this Plan will be disposed in the manner described in (a) above.

(l) If the Member is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Member's Account under this Plan for any Limitation Year will be limited in accordance with (f) through (k) above as though the other plan were a Master or Prototype Plan unless the Employer provides other limitations in Item R.

(m) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Member in this Plan, the sum of the Member's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions credited to the Member's Account under this Plan for any Limitation Year will be limited in accordance with Item R.

SECTION 3.07 - EXCESS AMOUNTS.

(a)  For the purposes of this section, the following terms are defined:

     ACTUAL DEFERRAL PERCENTAGE means the ratio (expressed as a percentage) of Elective Deferral Contributions under this Plan on behalf of the Eligible Member for the Plan Year to the Eligible Member's Pay for the Plan Year (whether or not the Eligible Member was a Member for the entire Plan Year). For the first Plan Year of the cash or deferred arrangement, the amount of Pay for the entire 12-month period ending on the last day of such Plan Year shall be taken into account. If selected in Item M and in modification of the foregoing, Pay shall be limited to the Pay received while an Active Member of the Plan. The Elective Deferral Contributions used to determine the Actual Deferral Percentage shall include Excess Elective Deferrals (other than Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferral Contributions made under this Plan or any other plans of ours or a Controlled Group member), but shall exclude Elective Deferral Contributions that are used in computing the Contribution Percentage (provided the Average Actual

     Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferral Contributions). Under such rules as the Secretary of the Treasury shall prescribe, we may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan in computing the Actual Deferral Percentage. For an Eligible Member for whom such Contributions on his behalf for the Plan Year are zero, the percentage is zero.

     AGGREGATE LIMIT means the sum of

     (1)  125 percent of the greater of the Average Actual Deferral
          Percentage of the Nonhighly Compensated Employees for the Plan
          Year or the Average Contribution Percentage of Nonhighly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and

     (2) the lesser of 200% or two plus the lesser of such Average Actual Deferral Percentage or Average Contribution Percentage.

     For Plan Years beginning before January 1, 1992, or such later date as provided in Internal Revenue Service regulations, the Aggregate Limit shall be the greater of the sum above or the sum of

     (3)  125 percent of the lesser of the Average Actual Deferral
          Percentage of the Nonhighly Compensated Employees for the Plan
          Year or the Average Contribution Percentage of Nonhighly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and

     (4) the lesser of 200% or two plus the greater of such Average Actual Deferral Percentage or Average Contribution Percentage.

     AVERAGE ACTUAL DEFERRAL PERCENTAGE means the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Members in a group.

     AVERAGE CONTRIBUTION PERCENTAGE means the average (expressed as a percentage) of the Contribution Percentages of the Eligible Members in a group.

     CONTRIBUTION PERCENTAGE means the ratio (expressed as a percentage) of the Eligible Member's Contribution Percentage Amounts to the Eligible Member's Pay for the Plan Year (whether or not the Eligible Member was a Member for the entire Plan Year). For the first Plan Year of the Plan, the amount of Pay for the entire 12-month period ending on the last day of such Plan Year shall be taken into account. If selected in Item M and in modification of the foregoing, Pay shall be limited to the Pay received while an Active Member of the Plan. For an Eligible Member for whom such Contribution Percentage Amounts for the Plan Year are zero, the percentage is zero.

     CONTRIBUTION PERCENTAGE AMOUNTS means the sum of the Member
     Contributions and Matching Contributions (that are not Qualified Matching Contributions) under this Plan on behalf of the Eligible Member for the Plan Year. On and after the first Yearly Date in 1993, such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the Contributions to which they relate are Excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions. Under such rules as the Secretary of the Treasury shall prescribe, we may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan which were not used in computing the Actual Deferral Percentage in computing the Contribution Percentage. We may also elect to use Elective Deferral Contributions in computing the Contribution Percentage so long as the Average Actual Deferral Percentage test is met before the Elective Deferral Contributions are used in the Average Contribution Percentage test and continues to be met following the exclusion of those Elective Deferral Contributions that are used to meet the Average Contribution Percentage test.

     ELECTIVE DEFERRAL CONTRIBUTIONS means employer contributions made on behalf of a member pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501(c)(18), and any employer contributions made on behalf OF a member for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Elective Deferral Contributions shall not include any deferrals properly distributed as excess Annual Additions.

     ELIGIBLE MEMBER means, for purposes of determining the Actual Deferral Percentage, any Employee who is otherwise authorized under the terms of the Plan to have Elective Deferral Contributions made on his behalf for the Plan Year. Eligible Member means, for purposes of determining the Average Contribution Percentage, any Employee who is otherwise authorized under the terms of the Plan to have Member Contributions or Matching Contributions made on his behalf for the Plan Year.

     EXCESS AGGREGATE CONTRIBUTIONS means, with respect to any Plan Year, the excess of:

     (1) The aggregate Contributions taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

     (2) The maximum amount of such Contributions permitted by the Average Contribution Percentage test (determined by reducing Contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

     Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

     EXCESS CONTRIBUTIONS means, with respect to any Plan Year, the excess of:

     (1) The aggregate amount of Contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

     (2) The maximum amount of such Contributions permitted by the Actual Deferral Percentage test (determined by reducing Contributions made on behalf of Highly

          Compensated Employees in order of the actual Deferral Percentages. beginning with the highest of such percentages)

     Such determination shall be made after first determining Excess Elective Deferrals.

     EXCESS ELECTIVE DEFERRALS means those Elective Deferral Contributions that are includible in a Member's gross income under Code Section 402(g) to the extent such Member's Elective Deferral Contributions for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Member's taxable year.

     MATCHING CONTRIBUTIONS means employer contributions made to this or any other defined contribution plan, or to a contract described in Code
     Section 403(b), on behalf of a member on account of a Member Contribution made by such member, or on account of a member's Elective Deferral Contributions, under a plan maintained by the employer.

     MEMBER CONTRIBUTIONS means contributions made to any plan by or on behalf of a member that are included in the member's gross income in the year in which made and that are maintained under a separate account to which earnings and losses are allocated.

     QUALIFIED MATCHING CONTRIBUTIONS means Matching Contributions which are subject to the distribution and nonforfeitability requirements under Code
     Section 401(k) when made.

     QUALIFIED NONELECTIVE CONTRIBUTIONS means any employer contributions
     (other than Matching Contributions) which an employee may not elect to have paid to him in cash instead of being contributed to the plan and which
     (c) are subject to the distribution and nonforfeitability requirements under Code Section 401(k).

(b) A Member may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Member by notifying the Plan Administrator in writing on or before the first following March 1 of the amount of the Excess Elective Deferrals to be assigned to the Plan. On and after the first Yearly Date in 1993, a Member is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferral Contributions made to this Plan and any other plan of ours. The Member's claim for Excess Elective Deferrals shall be accompanied by the Member's written statement that if such amounts are not distributed, such Excess Elective Deferrals, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k) or 403(b), will exceed the limit imposed on the Member by Code Section 402(g) for the year in which the deferral occurred. The Excess Elective Deferrals assigned to this Plan can not exceed the Elective Deferral Contributions allocated under this Plan for such taxable year.

     Notwithstanding any other provisions of the Plan, Elective Deferral Contributions in an amount equal to the Excess Elective Deferrals assigned to this Plan, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Member to whose Account Excess Elective Deferrals were assigned for the Preceding year and who claims Excess Elective Deferrals for such taxable year.

     The income or loss allocable to such Excess Elective Deferrals shall be equal to the sum of:

     (1) the income or loss allocable to the Member's Elective Deferral Contributions for the taxable year in which the excess occurred multiplied by a fraction and

     (2) the income or loss allocable to the Member's Elective Deferral Contributions for the gap period between the end of such taxable year and the date of distribution multiplied by a fraction.

     The numerator of the fractions is the Excess Elective Deferrals. The denominator of the fraction in (1) above is the closing balance without regard to any income or loss occurring during such taxable year (as of the end of such taxable year) of the Member's Account resulting from Elective Deferral Contributions. The denominator of the fraction in (2) above is the closing balance without regard to any income or loss occurring during such gap period (as of the end of such gap period) of the Member's Account resulting from Elective Deferral Contributions. The amount determined in
     (2) above shall not be included for taxable years beginning after December 31, 1992.

     Any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable. If the Adoption Agreement - Plus is used, these Forfeitures shall be applied according to the provisions of Item O(7). If the Adoption Agreement - Plus is not used, these Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

(c) As of the end of each Plan Year after Excess Elective Deferrals have been determined, one of the following tests must be met:

     (1) The Average Actual Deferral Percentage for Eligible Members who are Highly Compensated Employees for the Plan Year is not more than the Average Actual Deferral Percentage for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

     (2) The Average Actual Deferral Percentage for Eligible Members who are Highly Compensated Employees for the Plan Year is not more than the Average Actual Deferral Percentage for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 2 and the difference between the Average Actual Deferral Percentages is not more than 2.

     The Actual Deferral Percentage for any Eligible Member who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage) allocated to his account under two or more plans or arrangements described in Code Section 401(k) that are maintained by us or a Controlled Group member shall be determined as if all such Elective Deferral Contributions (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. The foregoing notwithstanding, certain plans shall be treated as separate if mandatorily disaggregated under the regulations of Code Section 401(k).

     In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the Actual Deferral Percentage of employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code
     Section 401(k) only if they have the same Plan Year.

     For purposes of determining the Actual Deferral Percentage of an Eligible Member who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage) and Pay of such Eligible Member include the Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) and Pay for the Plan Year of Family Members. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Deferral Percentage both for Members who are Nonhighly Compensated Employees and for Members who are Highly Compensated Employees.

     For purposes of determining the Actual Deferral Percentage, Elective Deferral Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

     We shall maintain records sufficient to demonstrate satisfaction of the Average Actual Deferral Percentage test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

     The determination and treatment of the Contributions used in computing the Actual Deferral Percentage shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     If the Plan Administrator should determine during the Plan Year that neither of the above tests is being met, the Plan Administrator may adjust the amount of future Elective Deferral Contributions of the Highly Compensated Employees.

     Notwithstanding any other provisions of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Members to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such employees.
     Excess Contributions shall be allocated to Members who are subject to the family member aggregation rules of Code Section 414(q)(6) in the manner prescribed by the regulations. On and after the first Yearly Date in 1993, Excess Contributions of Members who are subject to the family member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferral Contributions (and amounts treated as Elective Deferral Contributions) of each Family Member that is combined to determine the combined Actual Deferral Percentage.

     Excess Contributions shall be treated as Annual Additions under the Plan.

     The Excess Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Contributions shall be equal to the sum of

     (3) the income or loss allocable to the Member's Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) for the Plan Year in which the excess occurred multiplied by a fraction and

     (4) the income or loss allocable to the Member's Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) for the gap period between the end of such Plan Year and the date of distribution multiplied by a fraction.

     The numerator of the fractions is the Excess Contributions. The denominator of the fraction in (3) above is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Member's Account resulting from Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage). The denominator of the fraction in (4) above is the closing balance without regard to any income or loss occurring during such gap period (as of the end of such gap period) of the Member's Account resulting from Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage). The amount determined in (4) above shall not be included for Plan Years beginning after December 31, 1992.

     Excess Contributions shall be distributed from the Member's Account resulting from Elective Deferral Contributions. If such Excess Contributions exceed the balance in the Member's Account resulting from Elective Deferral Contributions, the balance shall be distributed from the Member's Account resulting from Qualified Matching Contributions (if applicable) and Qualified Nonelective Contributions, respectively.

     On and after the first Yearly Date in 1993, any Matching Contributions which are distributed as Excess Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable. If the Adoption Agreement - Plus is used, these Forfeitures shall be applied according to the provisions of Item O(7). If the Adoption Agreement - Plus is not used, these Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

(d)  As of the end of each Plan Year, one of the following tests must be met:

     (1) The Average Contribution Percentage for Eligible Members who are Highly Compensated Employees for the Plan Year is not more than the Average Contribution Percentage for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

     (2) The Average Contribution Percentage for Eligible Members who are Highly Compensated Employees for the Plan Year is not more than the Average Contribution Percentage for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 2 and the difference between the Average Contribution Percentages is not more than 2.

     If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Average Contribution Percentage test maintained by us or a Controlled Group member and the sum of the Average Actual Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employees whose Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an Excess Aggregate Contribution. The Average Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Average Actual Deferral Percentage and Average Contribution Percentage tests. Multiple use does not occur if both the Average Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Average Actual Deferral Percentage and Average Contribution Percentage of the Nonhighly Compensated Employees.

     The Contribution Percentage for any Eligible Member who is a Highly Compensated Employee for the Plan Year and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in Code Section 401(a) or arrangements described in Code
     Section 401(k) that are maintained by us or a Controlled Group member shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. The foregoing notwithstanding, certain plans shall be treated as separate if mandatorily disaggregated under the regulations of Code Section 401
     (m).

     In the event that this Plan satisfies the requirements of Code Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 410(b) only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentages of Eligible Members as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year.

     For purposes of determining the Contribution Percentage of an Eligible Member who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Pay of such Member shall include Contribution Percentage Amounts and Pay for the Plan Year of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution Percentage both for employees who are Nonhighly Compensated Employees and for employees who are Highly Compensated Employees.

     For purposes of determining the Contribution Percentage, Member Contributions are considered to have been made in the Plan Year in which contributed to the Plan. Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

     We shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

     The determination and treatment of the Contribution Percentage of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     Notwithstanding any other provisions of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if not vested, or distributed, if vested, no later than the last day of each Plan Year to Members to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year.
     Excess Aggregate Contributions shall be allocated to Members who are subject to the family member aggregation rules of Code Section 414(q)(6) in the manner prescribed by the regulations. On and after the first Yearly Date in 1993, Excess Aggregate Contributions of Members who are subject to the family aggregation rules shall be allocated among the Family Members in proportion to the employee and Matching Contributions (or amounts treated as Matching Contributions) of each Family Member that is combined to determine the combined Contribution Percentage. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

     The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Aggregate Contributions shall be equal to the sum of:

     (3) the income or loss allocable to the Member's Contribution Percentage Amounts for the Plan Year in which the excess occurred multiplied by a fraction and

     (4) the income or loss allocable to the Member's Contribution Percentage Amounts for the gap period between the end of such Plan Year and the date of distribution multiplied by a traction.

     The numerator of the fractions is the Excess Aggregate Contributions.
     The denominator of the fraction in (3) above is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Member's Account resulting from Contribution Percentage Amounts. The denominator of the fraction in (4) above is the closing balance without regard to any income or loss occurring during such gap period (as of the end of such gap period) of the Member's Account resulting from Contribution Percentage Amounts. The amount determined in (4) above shall not be included for Plan Years beginning after December 31, 1992.

     Excess Aggregate Contributions shall be distributed from the Member's Account resulting from Member Contributions that are not required as a condition of employment or participation or for obtaining additional benefits from Employer Contributions. If such Excess Aggregate Contributions exceed the balance in the Member's Account resulting from such Member Contributions, the balance shall be forfeited, if not vested, or distributed, if vested, on a prorata basis from the Member's Account resulting from Contribution Percentage Amounts. If the Adoption Agreement
     - Plus is used, these Forfeitures shall be applied according to the provisions of Item O(7). If the Adoption Agreement - Plus is not used, these Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

- --------------------------------------------------------------------------------
ARTICLE IV
INVESTMENT OF CONTRIBUTIONS
- --------------------------------------------------------------------------------

SECTION 4.01 - INVESTMENT OF CONTRIBUTIONS.

(a)  The provisions of this subsection apply to trusteed plans.

     All Contributions are forwarded by us to the Trustee to be deposited in the Trust Fund. Member Contributions shall be forwarded within three months after they are made.

     Investment of Contributions is governed by the provisions of the Trust, the Annuity Contract and any other funding arrangement in which the Trust Fund is or may be invested. To the extent permitted by the Trust, Annuity Contract, or other funding arrangement, the parties named in Item T of the Adoption Agreement shall direct the Contributions to any of the accounts available under the Trust and may request the transfer of assets resulting from those Contributions between such accounts. A Member may not direct the Trustee to invest the Member's Account in collectibles. Collectible means any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage or other tangible personal property specified by the Secretary of the Treasury. To the extent that a Member does not direct the investment of his Account, such Account shall be invested ratably in the accounts available under the Trust in the same manner as the undirected Accounts of all other Members.

     The Vested Accounts of all Inactive Members may be segregated and invested separately from the Accounts of all other Members.

     At least annually, the Named Fiduciary shall review all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine appropriate methods of carrying out the Plan's objectives. The Named Fiduciary shall inform the Trustee and any Investment Manager of the Plan's short-term and long-term financial needs so the investment policy can be coordinated with the Plan's financial requirements.

     However, the Named Fiduciary may delegate to the Investment Manager investment discretion for Contributions and Plan assets which are not subject to Member direction.

(b)  The provisions of this subsection apply to plans which are not trusteed.

     All Contributions are forwarded by us to the Insurer to be deposited under the Annuity Contract. Member Contributions shall be forwarded within three months after they are made.

     Investment of Contributions is governed by the provisions of the Annuity Contract. To the extent permitted by the Annuity Contract, the parties named in Item T of the Adoption Agreement shall direct the Contributions to any of the accounts available under the Annuity Contract and may request the transfer of assets resulting from those Contributions between such accounts. To the extent that a Member does not direct the investment of his Account, such Account shall be invested ratably in the accounts available under the Annuity Contract in the same manner as the undirected Accounts of all other Members. The Vested Accounts of all Inactive Members may be segregated and invested separately from the Accounts of all other Members.

     At least annually, the Named Fiduciary shall review all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine appropriate methods of carrying out the Plan's objectives. The Named Fiduciary shall inform any Investment Manager of the Plan's short-term and long-term financial needs so the investment policy can be coordinated with the Plan's financial requirements.

     However, the Named Fiduciary may delegate to the Investment Manager investment discretion for Contributions and Plan assets which are not subject to Member direction.

SECTION 4.02 - PURCHASE OF INSURANCE.

If permitted under Item T of the Adoption Agreement, life insurance may be purchased under this Plan for Active Members to provide incidental death benefits. The Trustee shall apply for and will be the owner of any Insurance Policy purchased under the terms of this Plan. The purchase shall be subject to the provisions of this section, the distribution of benefits provisions of
Article VI, and the beneficiary provisions of Section 9.06. If the Member has a spouse to whom he has been continuously married for at least one year, such spouse shall be his Beneficiary under the Insurance Policy unless (a) a qualified election has been made according to the provisions of Section 6.03 or
(b) the Trustee has been named as Beneficiary. If the Trustee is named as Beneficiary, upon the death of the Member, the Trustee shall be required to pay over all proceeds of the Insurance Policy to the Member's Beneficiary or spouse, as the case may be, according to the distribution of benefits provisions of Article VI. Under no circumstances shall the Trust retain any part of the proceeds. In the event of any conflict between the terms of this Plan and the terms of any Insurance Policy purchased hereunder, the Plan provisions shall control.

The purchase of insurance shall be subject to the limitations that may be imposed by the Insurer under the applicable Insurance Policy. The Insurance Policy may provide for waiver of premium for disability.

The total of all insurance premiums for insurance coverage on the life of a Member provided by our Contributions shall be limited to a percentage of all our Contributions made for that Member. All such ordinary life insurance premiums shall be limited to a percentage which is less than 50%. All such term life and universal life insurance premiums shall be limited to a percentage which is not more than 25%. If both ordinary life insurance and term life or universal life insurance is purchased, 1/2 of all such ordinary life insurance premiums and all such other life insurance premiums shall be limited to a percentage which is not more than 25%. Ordinary life insurance policies are policies with both nondecreasing death benefits and nonincreasing premiums. The Member's Account resulting from deductible Voluntary Contributions (and nondeductible Voluntary Contributions if the Adoption Agreement - Plus is not used) shall not be applied to pay life insurance premiums.

Any dividends declared upon an amount of insurance in force on the life of a Member may, within the terms of the Insurance Policy, be applied to reduce the earliest premium due, purchase paid-up insurance coverage, accumulate under the policy to provide additional death benefit or be credited to the Member's Account which is included in the Investment Fund. In the absence of any direction, such dividends shall be applied to reduce the earliest premium due for such amount of insurance.

A Member may elect to have amounts deducted from his Account to pay insurance premiums. The total amount deducted cannot exceed the amount of contributions credited to his Account which were not used to provide insurance, but could have been.

If a decrease in the amount of life insurance is necessary, any cash values of the terminated insurance shall be retained in the Member's Account and added to the Investment Fund.

SECTION 4.03 - TRANSFER OF OWNERSHIP.

Any transfer of ownership under this section shall be subject to the distribution of benefits provisions of Article VI.

Upon the request of a Member, we may purchase for its cash value a personal life insurance policy issued to, and insuring the life of, the Member. Such policy shall be immediately transferred from us to the Trustee. The cash value of the purchased policy shall be a part of our Contribution for the Plan Year. Any such purchase shall be accomplished only under an appropriate written agreement between the Member, the Trustee and us. In lieu of our purchase of such policy and at our direction, the Trustee may purchase the policy directly from the Member. These provisions shall not be available if the policy is subject to a policy loan or similar lien. The purchase of and future premiums for any such policy shall be subject to the limitations in Section 4.02.

If the Insurance Policy allows, a Member may pay the Trustee an amount equal to the cash values of any Insurance Policy on his life. Such payment shall become a part of his Account.

Upon receiving the payment, the Trustee shall transfer ownership of the policy to the Member. This transfer of ownership is not a distribution from the Plan. This option shall only be available to a Member if the policy would, but for the sale, be surrendered by the Plan.

If distribution of a Member's Vested Account would include the cash values of an Insurance Policy on his life, the Member may have ownership of an Insurance Policy on his life transferred to him without making payment to the Trustee if permitted by such Insurance Policy. Any Insurance Policy transferred to the Member for which he has not made payment to the Trustee is a distribution from the Plan.

In applying the provisions of this section, all Members in similar circumstances shall be treated in a similar manner. Members who are Highly Compensated Employees (officers, shareholders or highly compensated Employees before the first Yearly Date after December 31, 1988) shall not be treated in a manner more favorable than that afforded all other Members.

SECTION 4.04 - TERMINATION OF INSURANCE.

The termination of insurance under this section shall be subject to the distribution of benefits provisions of Article VI.

No premium payments shall be made under this Plan for an Inactive Member. If a Member becomes an Inactive Member before Retirement Date, the Trustee may either use the cash values of the Insurance Policy on his life to provide paid-up insurance or may surrender the Insurance Policy. The cash values of a surrendered Insurance Policy are retained in the Member's Account and added to the Investment Fund. The purchase of paid-up insurance shall be subject to the provisions of the Insurance Policy. If the Member ceases to be an Employee before Retirement Date, the Member may elect to have the ownership of the Insurance Policy transferred as provided in Section 4.03.

On a Member's Retirement Date, any Insurance Policy on his life, the ownership of which has not been transferred to him, shall terminate. The cash values shall be paid to the Member in cash or applied to provide an income for him according to the provisions of the Insurance Policy. In any event, no portion of the value of any Insurance Policy shall be used to continue life insurance protection under the Plan beyond actual retirement.

- --------------------------------------------------------------------------------
ARTICLE V
BENEFITS
- --------------------------------------------------------------------------------

SECTION 5.01 - RETIREMENT BENEFITS.

On a Member's Retirement Date, the Member's Vested Account shall be distributed to the Member according to the distribution of benefits provisions of Article VI and the small amounts provisions of Section 9.10.

SECTION 5.02 - DEATH BENEFITS.

If a Member dies before his Annuity Starting Date, the Member's Vested Account shall be distributed according to the distribution of benefits provisions of
Article VI and the small amounts provisions of Section 9.10.

SECTION 5.03 - VESTED BENEFITS.

If the Inactive Member's Vested Account is not payable under the small amounts provisions of 9.10, he may elect, but is not required, to receive in a single sum that part of his Vested Account which results from Member Contributions after he ceases to be an Employee. The Member's election shall meet the consent requirements in Section 6.03 for a qualified election of a benefit payable in a form other than a Qualified Joint and Survivor Form.

If the Inactive Member's Vested Account is not payable under the small amounts provisions of Section 9.10, he may elect, but is not required, to receive a distribution of his Vested Account after he ceases to be an Employee. If Item X(3)(a) of the Adoption Agreement - Plus is selected, distributions from the Member's Vested Account which results from the designated Contributions shall not begin before the Member retires, becomes Totally Disabled or dies. If Item X(3)(b) of the Adoption Agreement Plus is selected, distributions shall not be made until he has ceased to be an Employee for the period of time selected in
Item X(3)(b). The Member's election shall be subject to his spouse's consent as provided in Section 6.03. A distribution under this paragraph will be a retirement benefit and shall be distributed to the Member according to the provisions of Article VI.

If an Inactive Member does not receive an earlier distribution according to the provisions of the preceding paragraph or the small amounts provisions of
Section 9.10, upon his Retirement Date or death, his Vested Account shall be applied according to the provisions of Section 5.01 or 5.02.

A Member may not receive any such distribution under the provisions of this section after he again becomes an Employee until he subsequently ceases to be an Employee and again meets the requirements of this section.

Some or all of an Inactive Member's Vested Account may be transferred directly to the trustee, named fiduciary, or insurer under the retirement plan of the Inactive Member's current employer if the following requirements are met: the Inactive Member would be eligible to receive a distribution of his Vested Account at the time the transfer is to occur; the amount transferred, if distributed to the Member, would quality as a rollover contribution which the Code permits to be transferred to a plan that meets the requirements of Code
Section 401(a); the current employer's plan meets the requirements of Code
Section 401(a). The Member must request the transfer in writing. The trustee, named fiduciary or insurer under the plan must be willing to accept such a transfer. Such transferred amount shall be treated as a distribution under this plan.

The Nonvested Account of an Inactive Member shall remain a part of his Account until it becomes a Forfeiture; provided, however, if the Inactive Member again becomes an Employee so that his Vesting Percentage may increase, the Nonvested Account may become part of his Vested Account.

SECTION 5.04 - WHEN BENEFITS START.

Benefits under the Plan begin when a Member retires, dies or ceases to be an Employee, whichever applies, as provided in the preceding sections of this article. Benefits which begin before Normal Retirement Date for a Member who became Totally Disabled when he was an Employee shall be deemed to begin because he is Totally Disabled. The start of benefits is subject to the qualified election procedures of Article VI.

Unless otherwise elected, benefits shall begin before the sixtieth day following the close of the Plan Year in which the latest date below occurs:

(a)  The date the Member attains the earlier of (i) age 65 or
     (ii) the later of Normal Retirement Age or age 62.

(b)  The tenth anniversary of the Member's Entry Date.

(c)  The date the Member ceases to be an Employee.

Notwithstanding the foregoing, the failure of a Member and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 6.03, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

The Member may elect to have benefits begin after the latest date for beginning benefits described above, subject to the following provisions of this section. The Member shall make the election in writing and deliver the signed election to the Plan Administrator before Normal Retirement Date or the date he ceases to be an Employee, if later. The election must describe the form of distribution and the date benefits will begin. The Member shall not elect a date for beginning benefits or a form of distribution which would result in a benefit payable when he dies which would be more than incidental within the meaning of governmental regulations.

Benefits shall begin by the Member's Required Beginning Date, as defined in
Section 6.02. Distribution of the Vested Account resulting from Contributions made after the Member's Required Beginning Date shall begin by the April 1 following the calendar year in which such Contributions were made.

If a Member receives a taxable distribution (including a withdrawal) of any part of his Vested Account, he may be subject to a Federal tax penalty. The tax penalty does not apply if the distribution is:

(a)  made on or after age 59 1/2;

(b)  made on account of the Member's death to his Beneficiary or estate;

(c)  made on account of being disabled;

(d) part of a series of periodic payments after separation from service that are substantially equal, at least annual, and based on the life expectancy of the Member or the Member and his Beneficiary; or

(e)  made after separation from service after the attainment of age 55.

In addition, no tax is imposed on amounts received and paid during the taxable year for medical expenses in an amount not to exceed that deductible under Code
Section 213. Disabled means that a Member is disabled to the extent he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration. Proof of the existence of the disability will be in such form and manner as the Secretary of the Treasury may require.

Contributions which are used to compute the Actual Deferral Percentage, as defined in Section 3.07, (Elective Deferral Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions) may be distributed upon disposition by us of substantially all of the assets used by us in a trade or business or disposition by us of our interest in a subsidiary if the transferee corporation is not a Controlled Group member, the Employee continues employment with the transferor corporation and the transferor corporation continues to maintain the Plan. The distribution must be a total distribution.

SECTION 5.05 - WITHDRAWAL BENEFITS.

(a)  Distributions on Account of Financial Hardship

     If elected by us in Item W(2) of the Adoption Agreement, withdrawals of part of the Member's Account as provided in Item W(2) will be permitted in the event of hardship due to an immediate and heavy financial need.

     Immediate and heavy financial need shall be limited to: (i) medical expenses described in Code Section 213(d) incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in Code
     Section 152); (ii) purchase (excluding mortgage payments) of a principal residence for the Member: (iii) payment of tuition for the next semester or quarter of post-secondary education for the Member, his spouse, children or dependents; (iv) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence: or (v) any other distribution which is deemed by the Commissioner of Internal Revenue to be made on account of immediate and heavy financial need as provided in Treasury regulations. The Member's request for a withdrawal shall include his written statement that an immediate and heavy financial need exists and explain its nature.

     On and after the first Yearly Date in 1993, immediate and heavy financial need in (i) shall include medical expenses incurred or necessary for medical care, described in Code Section 213(d), of the Member, the Member's spouse, or any dependents of the Member (as defined in Code
     Section 152) and such need in (iii) shall include payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, his spouse, children or dependents. In addition, the amount of the immediate and heavy financial need may include amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

     No withdrawal shall be allowed which is not necessary to satisfy such immediate and heavy financial need. Such withdrawal shall be deemed necessary only if all of the following requirements are met: (i) the distribution is not in excess of the amount of the immediate and heavy financial need of the Member; (ii) the Member has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by us; (iii) the Plan, and all other plans maintained by us, provide that the Member's elective contributions and employee contributions will be suspended for at least
     12 months after receipt of the hardship distribution; and (iv) the Plan, and all other plans maintained by us, provide that the Member may not make elective contributions for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Member's elective contributions for the taxable year of the hardship distribution. The Plan will suspend elective contributions and employee contributions for 12 months and limit elective deferrals as provided in the preceding sentence. A Member shall not cease to be an Eligible Member, as defined in Section 3.07, merely because his elective contributions or employee contributions are suspended.

(b)  Distributions on Account of Other Withdrawals

     A Member may withdraw in a single sum any part of his Account resulting from his Voluntary Contributions subject to the limitations provided in Item W(l). If selected by us in Item W(3), withdrawals of the Member's Account as provided in Item W(3) will be permitted at any time after he attains age 59 1/2 subject to the limitations provided in Item W(3). If selected by us in Item W(4) of the Adoption Agreement - Plus, withdrawals of part of the Member's Account as provided in Item W(4) will be permitted after he has been an Active Member for at least 5 years subject to the limitations provided in Item W(4).

A request for withdrawal shall be in writing on a form furnished for that purpose and delivered to the Plan Administrator before the withdrawal is to occur. Withdrawals shall be subject to the qualified election provisions of
Article VI.  A forfeiture shall not occur solely as a result of a withdrawal.

SECTION 5.06 - LOANS TO MEMBERS.

Loans shall be made available to all Members on a reasonably equivalent basis. For purposes of this section, Member means any Member or Beneficiary who is an Employee. Loans shall not be made to highly compensated employees, as defined in Code Section 414(q), in an amount greater than the amount made available to other Members.

No loans will be made to any shareholder-employee or owner-employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Code Section 318(a)(1)), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

A loan to a Member shall be a Member-directed investment of his Account. The loan is a Trust investment but no Account other than the borrowing Member's Account shall share in the interest paid on the loan or bear any expense or loss incurred because of the loan.

The number of outstanding loans shall be limited to one, unless otherwise specified in Item T(b)(vi). No more than one loan will be approved for any Member in any 12-month period, unless otherwise specified in Item T(b)(vii). The minimum amount of any loan shall be selected in Item T(b)(iv).

Loans must be adequately secured and bear a reasonable rate of interest.

The amount of the loan shall not exceed the maximum amount that may be treated as a loan under Code Section 72(p) (rather than a distribution) to the Member and shall be equal to the lesser of (a) or (b) below:

        (a) $50,000 reduced by the highest outstanding loan balance of loans during the one-year period ending on the day before the new loan is made.

        (b)  The greater of (i) or (ii), reduced by (iii) below:

             (i)   One-half of the Member's Vested Account.

             (ii)  $10,000.

             (iii) Any outstanding loan balance on the date the new loan is made.

For purposes of this maximum, a Member's Vested Account does not include any accumulated deductible employee contributions, as defined in Code Section 72(o)(5)(B), and all qualified employer plans, as defined in Code Section 72(p)(4), of ours and any Controlled Group member shall be treated as one plan.

The foregoing notwithstanding, the amount of such loan shall not exceed 50% of the amount of the Member's Vested Account reduced by any outstanding loan balance on the date the new loan is made. In addition, the amount of the loan may be further limited to a specified dollar amount, if Item T(b)(v) so indicates. No collateral other than a portion of the Member's Vested Account (as limited above) shall be accepted. The Loan Administrator shall determine if the collateral is adequate for the amount of the loan requested.

A Member must obtain the consent of the Member's spouse, if any, to the use of the Vested Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan to be so secured is made. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or a notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Vested Account is used for collateral upon renegotiation, extension, renewal, or other revision of the loan.

If a valid spousal consent has been obtained in accordance with the above, then, notwithstanding any other provision of this Plan, the portion of the Member's Vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Member shall be taken into account for purposes of determining the amount of the Vested Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Member's Vested Account (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Vested Account shall be adjusted by first reducing the Vested Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

Each loan shall bear a reasonable fixed rate of interest to be determined by the Loan Administrator. In determining the interest rate, the Loan Administrator shall take into consideration fixed interest rates currently being charged by commercial lenders for loans of comparable risk on similar terms and for similar durations, so that the interest will provide for a return commensurate with rates currently charged by commercial lenders for loans made under similar circumstances. The Loan Administrator shall not discriminate among Members in the matter of interest rates; but loans granted at different times may bear different interest rates in accordance with the current appropriate standards.

The loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan. The period of repayment for any loan shall be arrived at by mutual agreement between the Loan Administrator and the Member.

The Member shall make a written application for a loan from the Plan on forms provided by the Loan Administrator. The application must specify the amount and duration requested. No loan will be approved unless the Member is creditworthy. The Member must grant authority to the Loan Administrator to investigate the Member's creditworthiness so that the loan application may be properly considered.

Information contained in the application for the loan concerning the income, liabilities, and assets of the Member will be evaluated to determine whether there is a reasonable expectation that the Member will be able to satisfy payments on the loan as due. Additionally, the Loan Administrator will pursue any appropriate further investigations concerning the creditworthiness and/or credit history of the Member to determine whether a loan should be approved.

Each loan shall be fully documented in the form of a promissory note signed by the Member for the face amount of the loan, together with interest determined as specified above.

There will be an assignment of collateral to the Plan executed at the time the loan is made.

In those cases where repayment through payroll deduction by us is available, installments are so payable, and a payroll deduction agreement will be executed by the Member at the time of making the loan.

Where payroll deduction is not available, payments are to be timely made.

Any payment that is not by payroll deduction shall be made payable to us or the Trustee, as specified in the promissory note, and delivered to the Loan Administrator, including prepayments, service fees and penalties, if any, and other amounts due under the note.

The promissory note may provide for reasonable late payment penalties and/or service fees. Any penalties or service fees shall be applied to all Members in a nondiscriminatory manner. If the promissory note so provides, such amounts may be assessed and collected from the Account of the Member as part of the loan balance.

Each loan may be paid prior to maturity, in part or in full, without penalty or service fee, except as may be set out in the promissory note.

If any amount remains unpaid for more than 31 days after due, a default is deemed to occur.

Upon default, the Plan has the right to pursue any remedy available by law to satisfy the amount due, along with accrued interest, including the right to enforce its claim against the security pledged and execute upon the collateral as allowed by law.

If any payment of principal or interest or any other amount due under the promissory note, or any portion thereof, is not made for a period of 90 days after due, the entire principal balance whether or not otherwise then due, shall become immediately due and payable without demand or notice, and subject to collection or satisfaction by any lawful means, including specifically but not limited to the right to enforce the claim against the security pledged and to execute upon the collateral as allowed by law.

In the event of default, foreclosure on the note and attachment of security or use of amounts pledged to satisfy the amount then due, will not occur until a distributable event occurs in accordance with the Plan, and will not occur to an extent greater than the amount then available upon any distributable event which has occurred under the Plan.

All reasonable costs and expenses, including but not limited to attorney's fees, incurred by the Plan in connection with any default or in any proceeding to enforce any provision of a promissory note or instrument by which a promissory note for a Member loan is secured, shall be assessed and collected from the Account of the Member as part of the loan balance.

If payroll deduction is being utilized, in the event that a Member's available payroll deduction amounts in any given month are insufficient to satisfy the total amount due, there will be an increase in the amount taken subsequently, sufficient to make up the amount that is then due. If the subsequent deduction is also insufficient to satisfy the amount due within 31 days, a default is deemed to occur as above. If any amount remains past due more than 90 days, the entire principal amount, whether or not otherwise then due, along with interest then accrued and any other amount then due under the promissory note, shall become due and payable, as above.

If the Member ceases to be an Employee, the balance of the outstanding loan becomes due and payable, and the Member's Vested Account will be used as available for distribution(s) to pay the outstanding loan. The Member's Vested Account will not be used to pay any amount due under the outstanding loan before the date which is 31 days after the date he ceased to be an Employee, and the Member may elect to repay the outstanding loan with interest on the day of repayment. If no distributable event has occurred under the Plan at the time that the Member's Vested Account would otherwise be used under this provision to pay any amount due under the outstanding loan, this will not occur until the time, or in excess of the extent to which, a distributable event occurs under the Plan.

- --------------------------------------------------------------------------------
ARTICLE VI
DISTRIBUTION OF BENEFITS
- --------------------------------------------------------------------------------

The provisions of this article shall apply on or after August 23, 1984, to any Member who is credited with at least one Hour of Service or one hour of paid leave on or after that date and to such other Members as provided in Section
6.05. If the Effective Date of our Plan is before January 1, 1984, the provisions of the Prior Plan as in effect on the day before the TEFRA Compliance Date shall apply before August 23, 1984. If the Effective Date of our Plan is on or after January 1, 1984, and before August 23, 1984, the provisions of the Plan as originally adopted shall apply before August 23, 1984.

SECTION 6.01 - AUTOMATIC FORMS OF DISTRIBUTION.

Unless a qualified election of an optional form of benefit has been made within the election period (see Section 6.03), the automatic form of benefit payable to or on behalf of a Member is determined as follows:

(a) The automatic form of retirement benefit for a Member who does not die before his Annuity Starting Date shall be the Qualified Joint and Survivor Form.

(b) The automatic form of death benefit for a Member who dies before his Annuity Starting Date shall be:

     (1) A Qualified Preretirement Survivor Annuity for a Member who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his death. The spouse may elect to start receiving the death benefit on any first day of the month on or after the Member dies and by the date the Member would have been age 70 1/2. If the spouse dies before benefits start, the Member's Vested Account, determined as of the date of the spouse's death, shall be paid to the spouse's Beneficiary.

     (2) A single sum payment to the Member's Beneficiary for a Member who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity.

      Before a death benefit will be paid on account of the death of a Member who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity, it must be established to the satisfaction of a plan representative that the Member does not have such a spouse.

SECTION 6.02 - OPTIONAL FORMS OF DISTRIBUTION
               AND DISTRIBUTION REQUIREMENTS.

(a)  For purposes of this section, the following terms are defined:

     APPLICABLE LIFE EXPECTANCY means Life Expectancy (or Joint and Last Survivor Expectancy) calculated using the attained age of the Member (or Designated Beneficiary) as of the Member's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated such succeeding calendar year.

     DESIGNATED BENEFICIARY means the individual who is designated as the beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.

     DISTRIBUTION CALENDAR YEAR means a calendar year for which a minimum distribution is required. For distributions beginning before the Member's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to (e) below.

     JOINT AND LAST SURVIVOR EXPECTANCY means joint and last survivor expectancy computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations.

     Unless otherwise elected by the Member (or spouse, in the case of distributions described in (e)(2)(ii) below) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Member (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

     LIFE EXPECTANCY means life expectancy computed by use of the expected return multiples in Tables V and VI of section 1-72-9 of the Income Tax Regulations.

     Unless otherwise elected by the Member (or spouse, in the case of distributions described in (e)(2)(ii) below) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Member (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

     MEMBER'S BENEFIT means

     (1) The Account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year
          (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

     (2) For purposes of (1) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

     REQUIRED BEGINNING DATE means, for a Member, the first day of April of the calendar year following the calendar year in which the Member attains age 70 1/2, unless otherwise provided in (1), (2) or (3) below:

     (1) The Required Beginning Date for a Member who attains age 70 1/2 before January 1, 1988, and who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

     (2) The Required Beginning Date for a Member who attains age 70 1/2 before January 1, 1988, and who is a 5 percent owner is the first day of April of the calendar year following the later of

          (i) the calendar year in which the Member attains age 70 1/2, or

          (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Member becomes a 5-percent owner, or the calendar year in which the Member retires.

     (3) The Required Beginning Date of a Member who is not a 5-percent owner and who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

     A Member is treated as a 5-percent owner for purposes of this section if such Member is a 5-percent owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

     Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Member ceases to be a 5-percent owner in a subsequent year.

(b) The optional forms of retirement benefit shall be the following: a straight life annuity; single life annuities with certain periods of five, ten, or fifteen years; a single life annuity with installment refund; survivorship life annuities with installment refund and survivor percentages of 50, 66 2/3, or 100; fixed period annuities for any period of whole months which is not less than sixty and does not exceed the Life Expectancy of the Member and the named Beneficiary as provided in (d) below where the Life Expectancy is not recalculated; and a series of installments chosen by the Member with a minimum payment each year beginning with the year the Member turns age 70 1/2. The payment for the first year in which a minimum payment is required will be made by April 1 of the following calendar year. The payment for the second year and each successive year will be made by December 31 of that year. The minimum payment will be based on a period equal to the Joint and Last Survivor Expectancy of the Member and the Member's spouse, if any, as provided in
     (d) below where the Joint and Last Survivor Expectancy is recalculated. The balance of the Member's Vested Account, if any, will be payable on the Member's death to his Beneficiary in a single sum. If not prohibited in Item Y of the Adoption Agreement - Plus, a single sum payment is also available.

     Election of an optional form is subject to the qualified election provisions of Article VI.

     Any annuity contract distributed shall be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Member or spouse shall comply with the requirements of this Plan.

(c) The optional forms of death benefit are a single sum payment and any annuity that is an optional form of retirement benefit. However, a series of installments shall not be available if the Beneficiary is not the spouse of the deceased Member.

(d) Subject to Section 6.01, joint and survivor annuity requirements, the requirements of this section shall apply to any distribution of a Member's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this section apply to calendar years beginning after December 31,1984.

     All distributions required under this section shall be determined and made in accordance with the proposed regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

     The entire interest of a Member must be distributed or begin to be distributed no later than the Member's Required Beginning Date.

     As of the first Distribution Calendar Year, distributions, if not made in a single sum, may only be made over one of the following periods (or combination thereof):

     (1)  the life of the Member,

     (2)  the life of the Member and a Designated Beneficiary,

     (3) a period certain not extending beyond the Life Expectancy of the Member, or

     (4) a period certain not extending beyond the Joint and Last Survivor Expectancy of the Member and a Designated Beneficiary.

     If the Members interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

     (5)  Individual account:

          (i)  If a Member's Benefit is to be distributed over

               (A) a period not extending beyond the Life Expectancy of the Member or the Joint Life and Last Survivor Expectancy of the Member and the Member's Designated Beneficiary or

               (B) a period not extending beyond the Life Expectancy of the Designated Beneficiary,

               the amount required to be distributed for each calendar year beginning with the distributions for the first Distribution Calendar Year, must be at least equal to the quotient obtained by dividing the Member's Benefit by the Applicable Life Expectancy.

          (ii) For calendar years beginning before January 1, 1989, if the Member's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Member.

          (iii)For calendar year beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Member's Benefit by the lesser of

               (A)  the Applicable Life Expectancy or

               (B) if the Member's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401 (a)(9)-2 of the proposed regulations.

               Distributions after the death of the Member shall be distributed using the Applicable Life Expectancy in (5)(i) above as the relevant divisor without regard to Proposed Regulations section 1.401 (a)(9)-2.

          (iv) The minimum distribution required for the Member's first Distribution Calendar Year must be made on or before the Member's Required Beginning Date. The minimum distribution for the Distribution Calendar Year for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Member's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

     (6)  Other forms:

          (i) If the Member's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the proposed regulations thereunder.

(e)  Death distribution provisions:

     (1) Distribution beginning before death. If the Member dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Member's death.

     (2) Distribution beginning after death. If the Member dies before distribution of his interest begins, distribution of the Member's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

          (i) if any portion of the Member's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Member died;

          (ii) if the Designated Beneficiary is the Member's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of

               (A) December 31 of the calendar year immediately following the calendar year in which the Member died and

               (B) December 31 of the calendar year in which the Member would have attained age 70 1/2.

          If the Member has not made an election pursuant to this (e)(2) by the time of his death, the Member's Designated Beneficiary must elect the method of distribution no later than the earlier of

          (iii)December 31 of the calendar year in which distributions would be required to begin under this subparagraph, or

          (iv) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Member.

          If the Member has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Member's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

     (3) For purposes of (e)(2) above, if the surviving spouse dies after the Member, but before payments to such spouse begin, the provisions of (e)(2) above, with the exception of (e)(2)(ii) therein, shall be applied as if the surviving spouse were the Member.

     (4) For purposes of this (e), any amount paid to a child of the Member will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

     (5) For purposes of this (e), distribution of a Member's interest is considered to begin on the Member's Required Beginning Date (or if (e)(3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to (e)(2) above). If distribution in the form of an annuity irrevocably commences to the Member before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

SECTION 6.03 - ELECTION PROCEDURES.

The Member, Beneficiary, or spouse shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made. Any election permitted under (a) and (b) below shall be subject to the qualified election provisions of (c) below.

(a) Retirement Benefits. A Member may elect his Beneficiary or Contingent Annuitant and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit described in Section 6.02.

(b) Death Benefits. A Member may elect his Beneficiary and may elect to have death benefits distributed under any of the optional forms of death benefit described in Section 6.02.

     If the Member has not elected an optional form of distribution for the death benefit payable to his Beneficiary, the Beneficiary may, for his own benefit, elect the form of distribution, in like manner as a Member.

     The Member may waive the Qualified Preretirement Survivor Annuity by naming someone other than his spouse as Beneficiary.

     In lieu of the Qualified Preretirement Survivor Annuity described in
     Section 6.01, the spouse may, for his own benefit, waive the Qualified Preretirement Survivor Annuity by electing to have the benefit distributed under any of the optional forms of death benefit described in Section 6.02.

(c) Qualified Election. The Member, Beneficiary or spouse may make an election at any time during the election period. The Member, Beneficiary, or spouse may revoke the election made (or make a new election) at any time and any number of times during the election period. An election is effective only if it meets the consent requirements below.

     The election period as to retirement benefits is the 90-day period ending on the Annuity Starting Date. An election to waive the Qualified Joint and Survivor Form may not be made before the date he is provided with the notice of the ability to waive the Qualified Joint and Survivor Form. If the Member elects the series of installments, he may elect on any later date to have the balance of his Vested Account paid under any of the optional forms of retirement benefit available under the Plan. His election period for this election is the 90-day period ending on the Annuity Starting Date for the optional form of retirement benefit elected.

     A Member may make an election as to death benefits at any time before he dies. The spouse's election period begins on the date the Member dies and ends on the date benefits begin. The Beneficiary's election period begins on the date the Member dies and ends on the date benefits begin. An election to waive the Qualified Preretirement Survivor Annuity may not be made by the Member before the date he is provided with the notice of the ability to waive the Qualified Preretirement Survivor Annuity. A Member's election to waive the Qualified Preretirement Survivor Annuity which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date. An election made by a Member after he ceases to be an Employee will not become invalid on the first day of the Plan Year in which he reaches age 35 with respect to death benefits from that part of his Account resulting from Contributions made before he ceased to be an Employee.

     If the Member's Vested Account has at any time exceeded $3,500, any benefit which is (1) immediately distributable or (2) payable in a form other than a Qualified Joint and Survivor Form or a Qualified Preretirement Survivor Annuity requires the consent of the Member and the Member's spouse (or where either the Member or the spouse has died, the survivor). The consent of the Member or spouse to a benefit which is immediately distributable must not be made before the date the Member or spouse is provided with the notice of the ability to defer the distribution. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. Spousal consent is not required for a benefit which is immediately distributable in a Qualified Joint and Survivor Form. Furthermore, if spousal consent is not required because the Member is electing an optional form of retirement benefit that is not a life annuity pursuant to (d) below, only the Member need consent to the distribution of a benefit payable in a form that is not a life annuity and which is immediately distributable.
     Neither the consent of the Member nor the Member's spouse shall be required to the extent that a distribution is required to satisfy Code
     Section 401(a)(9) or Code Section 415. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Member's Account balance may, without the Member's consent, be distributed to the Member or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) within the same Controlled Group. A benefit is immediately distributable if any part of the benefit could be distributed to the Member (or surviving spouse) before the Member attains (or would have attained it not deceased) the older of Normal Retirement Age or age 62. If the Qualified Joint and Survivor Form is waived, the spouse has the right to limit consent only to a specific Beneficiary or a specific form of benefit. The spouse can relinquish one or both such rights. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. If the Qualified Preretirement Survivor Annuity is waived, the spouse has the right to limit consent only to a specific Beneficiary. Such consent shall be in writing. The spouse's consent shall be witnessed by a plan representative or notary public. The spouse's consent must acknowledge the effect of the election, including that the spouse had the right to limit consent only to a specific Beneficiary or a specific form of benefit, if applicable, and that the relinquishment of one or both such rights was voluntary. Unless the consent of the spouse expressly permits designations by the Member without a requirement of further consent by the spouse, the spouse's consent must be limited to the form of benefit, if applicable, and the Beneficiary (including any Contingent Annuitant), class of Beneficiaries, or contingent Beneficiary named in the election. Spousal consent is not required, however, if the

     Member establishes to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located. A spouse's consent under this paragraph shall not be valid with respect to any other spouse. A Member may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent, unless the consent of the spouse expressly permits such election by the Member without further consent by the spouse. A spouse's consent may be revoked at any time within the Member's election period.

     Before the first Yearly Date in 1989, the Member's Account which results from deductible Voluntary Contributions shall not be taken into account in determining whether the Member's Vested Account has exceeded $3,500 and an election as to the distribution of a Member's Vested Account which results from deductible Voluntary Contributions is not subject to the consent requirements above and may be made any time before such distribution is to begin.

(d) Special Rule for Profit Sharing Plans. As provided in the preceding provisions of the Plan, if a Member has a spouse to whom he has been continuously married throughout the one-year period ending on the date of the Member's death, the Member's Vested Account, including the proceeds payable under any Insurance Policy on the Member's life, shall be paid to such spouse. However, if there is no such spouse or if the surviving spouse has already consented in a manner conforming to the qualified election requirements in (c) above, the Vested Account shall be payable to the Member's Beneficiary in the event of the Member's death.

     The Member may waive the spousal death benefit described above at any time provided that no such waiver shall be effective unless it satisfies the conditions of (c) above (other than the notification requirement referred to therein) that would apply to the Member's waiver of the Qualified Preretirement Survivor Annuity.

     This subsection (d) applies if with respect to the Member, the Plan is not a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan (including a target plan), stock bonus or profit sharing plan which is subject to the survivor annuity requirements of Code Section 401(a)(11) and Code Section 417. If the above condition is met, spousal consent is not required for electing an optional form of retirement benefit that is not a life annuity. If the above condition is not met, the consent requirements of this Article shall be operative.

SECTION 6.04 - NOTICE REQUIREMENTS.

(a) Optional forms of retirement benefit. The Plan Administrator shall furnish to the Member and the Member's spouse a written explanation of the optional forms of retirement benefit in Section 6.02, including the material features and relative values of these options, in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and the right of the Member and the Member's spouse to defer distribution until the benefit is no longer immediately distributable. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Member and the Member's spouse no less than 30 days and no more than 90 days before the Annuity Starting Date.

(b) Qualified Joint and Survivor Form. The Plan Administrator shall furnish to the Member a written explanation of the following: the terms and conditions of the Qualified Joint and Survivor Form; the Member's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Form; the rights of the Member's spouse; and the right to revoke an election and the effect of such a revocation. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Member no less than 30 days and no more than 90 days before the Annuity Starting Date.

     After the written explanation is given, a Member or spouse may make written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Member or spouse within thirty days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Member or spouse.

     The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Joint and Survivor Form and the financial effect upon the Member's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Joint and Survivor Form.

(c) Qualified Preretirement Survivor Annuity. The Plan Administrator shall furnish to the Member a written explanation of the following: the terms and conditions of the Qualified Preretirement Survivor Annuity; the Member's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity; the rights of the Member's spouse; and the right to revoke an election and the effect of such a revocation. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Member within the applicable period. The applicable period for a Member is whichever of the following periods ends last:

     (1) the period beginning one year before the date the individual becomes a Member and ending one year after such date; or

     (2) the period beginning one year before the date the Member's spouse is first entitled to a Qualified Preretirement Survivor Annuity and ending one year after such date.

     If such notice is given before the period beginning with the first day of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35, an additional notice shall be given within such period. If a Member ceases to be an Employee before attaining age 35, an additional notice shall be given within the period beginning one year before the date he ceases to be an Employee and ending one year after such date,

     After the written explanation is given, a Member or spouse may make written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Member or spouse within thirty days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Member or spouse.

     The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Preretirement Survivor Annuity and the financial effect upon the spouse's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Preretirement Survivor Annuity.

SECTION 6.05 - TRANSITIONAL RULES.

In modification of the preceding provisions of this Plan, distributions (including distributions to a five-percent owner of us) may be made in a form which would not have caused this Plan to be disqualified under Code Section 401
(a)(9) as in effect before the TEFRA Compliance Date. The form must be elected by the Member or, if the Member has died, by the Beneficiary. The election must be made in writing and signed before January 1, 1984. The election will only be applicable if the Member has an Account as of December 31, 1983. The Member's or Beneficiary's election must specify when the distribution is to begin, the form of distribution and the Contingent Annuitant and/or Beneficiaries listed in the order of priority, if applicable. A distribution upon death will not be covered by this transitional rule unless the election contains the required information described above with respect to the distributions to be made when the Member dies. Distributions in the process of payment on January 1, 1984, are deemed to meet the above requirements if the form of distribution was elected in writing and the form met the requirements of Code Section 401(a)(9) as in effect before the TEFRA Compliance Date. If the election under this paragraph is revoked, any subsequent distribution must meet the requirements of Code Section 401(a)(9) and the proposed regulations thereunder. If an election is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the proposed regulations thereunder, but for the Code Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distribution must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the election will be considered a revocation of the election. However, the mere substitution or addition of another Beneficiary (one not named in the election) under the election will not be considered to be a revocation of the election, so long as such substitution or addition does not alter the period over which distributions are to be made under the election, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of section 1.401(a)(9)-1 of the proposed regulations shall apply. A Member's election of an optional form of retirement benefit shall be subject to his spouse's consent as provided in Section 6.03.

A Member, who would not otherwise receive the benefits prescribed by the previous sections of this article, will be entitled to the following benefits:

(a) If he is living and not receiving benefits on August 23, 1984, he will be given the opportunity to elect to have the prior sections of this article apply, if he is credited with at least one Hour of Service under this Plan or a predecessor plan in a plan year beginning on or after January 1, 1976, and he had at least ten Years of Service when he separated from service.

(b) If he is living and not receiving benefits on August 23, 1984, he will be given the opportunity to elect to have his benefits paid according to the following provisions of this section, if he is credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and he is not credited with any service in a plan year beginning on or after January 1, 1976.

The respective opportunities to elect (as described in (a) and (b) above) must be afforded to the appropriate Members during the period beginning on August 23, 1984, and ending on the date benefits would otherwise begin to such Member.

Any Member who has elected according to (b) above and any member who does not elect under (a) above or who meets the requirements of (a) above except that such Member does not have at least ten Years of Service when he separated from service, shall have his benefits distributed in accordance, with the following if benefits would have been payable in the form of a life annuity:

(c) Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married Member who:

     (1) begins to receive payments under the Plan on or after Normal Retirement Age; or

     (2)  dies on or after Normal Retirement Age while still working for us; or

     (3) begins to receive payments on or after the qualified early retirement age; or

     (4) separates from service on or after attaining Normal Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

     then such benefits will be paid under the Qualified Joint and Survivor Form, unless the Member has elected otherwise during the election period. The election period must begin at least six months before the Member attains qualified early retirement age and end not more than 90 days before benefits begin. Any election hereunder will be in writing and may be changed by the Member at any time.

(d) Election of early survivor annuity. A Member who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a Qualified Preretirement Survivor Annuity payable on death. Any election under this provision will be in writing and may be changed by the Member at any time. The election period begins on the later of (1) the 90th day before the Member attains the qualified early retirement age, or (2) the Member's Entry Date, and ends on the date the Member terminates employment.

(e) For purposes of this paragraph, qualified early retirement age is the latest of:

     (1) the earliest date, under the Plan, on which the Member may elect to receive retirement benefits,

     (2) the first day of the 120th month beginning before the Member reaches Normal Retirement Age, or

     (3)  the Member's Entry Date.

- --------------------------------------------------------------------------------
ARTICLE VII
TERMINATION OF PLAN
- --------------------------------------------------------------------------------

We expect to continue the Plan indefinitely, but reserve the right to terminate the Plan in whole or in part at any time upon giving written notice to all parties concerned. Complete discontinuance of Contributions constitutes complete termination of Plan.

The Account of each Member shall be fully (100%) vested and nonforfeitable as of the effective date of complete termination of the Plan. The Account of each Member who becomes an Inactive Member because he is no longer an Eligible Employee due to partial termination of the Plan shall be fully (100%) vested and nonforfeitable as of the effective date of the partial Plan termination.
If a Member ceased to be an Employee before partial termination of the Plan but otherwise would have become an Inactive Member upon partial termination due to no longer being an Eligible Employee, his Account shall be fully (100%) vested and nonforfeitable as of the effective date of the partial termination of the Plan. An Inactive Member's Vested Account shall continue to participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund until the Vested Account is distributed. A distribution under this article shall be a retirement benefit and shall be distributed to the Member according to the provisions of Article VI.

A Member's Account which does not result from Contributions which are used to compute the Actual Deferral Percentage, as defined in Section 3.07, may be distributed to the Member after the effective date of the complete or partial Plan termination. A Member's Account resulting from Contributions which are used to compute such percentage (Elective Deferral Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions) may be distributed upon termination of the Plan without the establishment of another defined contribution plan.

Upon complete termination of the Plan, no more Employees shall become Members and no more Contributions shall be made.

The assets of this Plan shall not be paid to us at any time, except that, after the satisfaction of all liabilities under the Plan, any assets remaining may be paid to us. The payment may not be made if it would contravene any provision of law.

- --------------------------------------------------------------------------------
ARTICLE VIII
ADMINISTRATION OF PLAN
- --------------------------------------------------------------------------------

SECTION 8.01 - ADMINISTRATION.

Subject to the provisions of this article, the Plan Administrator has complete control of the administration of the Plan. The Plan Administrator has all the powers necessary for it to properly carry out its administrative duties. Not in limitation, but in amplification of the foregoing, the Plan Administrator has the power to construe the Plan and to determine all questions that may arise under the Plan, including all questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Member, Beneficiary, spouse, or

Contingent Annuitant may become entitled. The Plan Administrators decisions upon all matters within the scope of its authority are final.

Unless otherwise set out in the Plan or Annuity Contract, the Plan Administrator may delegate recordkeeping and other duties which are necessary to assist it with the administration of the Plan to any person or firm which agrees to accept such duties. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates, and reports furnished by the consultant or actuary appointed by the Plan Administrator and upon all opinions given by any counsel selected or approved by the Plan Administrator.

The Plan Administrator shall receive all claims for benefits by Members, former Members, Beneficiaries, spouses, and Contingent Annuitants. The Plan Administrator shall determine all facts necessary to establish the right of any Claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Administrator may establish rules and procedures to be followed by Claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan.

SECTION 8.02 - RECORDS.

All acts and determinations of the Plan Administrator shall be duly recorded. All these records, together with other documents necessary for the administration of the Plan, shall be preserved in the Plan Administrator's custody.

Writing (handwriting, typing, printing), photostating, photographing, micro-filming, magnetic impulse, mechanical or electrical recording, or other forms of data compilation shall be acceptable means of keeping records.

SECTION 8.03 - INFORMATION AVAILABLE.

Any Member in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan, the contract, or any other instrument under which the Plan was established or is operated. The Plan Administrator shall maintain all of the items listed in this section in its office, or in such other place or places as it may designate in order to comply with governmental regulations. These items may be examined during reasonable business hours. Upon the written request of a Member or Beneficiary receiving benefits under the Plan, the Plan Administrator shall furnish him with a copy of any of these items. The Plan Administrator may make a reasonable charge to the requesting person for the copy.

SECTION 8.04 - CLAIM AND APPEAL PROCEDURES.

A Claimant must submit any required forms and pertinent information when making a claim for benefits under the Plan.

If a claim for benefits under the Plan is denied, the Plan Administrator shall provide adequate written notice to any Claimant whose claim for benefits under the Plan has been denied. The notice must be furnished within ninety days of the date that the claim is received by the Plan Administrator. The Claimant shall be notified in writing within this initial ninety-day period if special circumstances require an extension of time needed to process the claim and the date by which the Plan Administrator's decision is expected to be rendered.
The written notice shall be furnished no later than 180 days after the date the claim was received by the Plan Administrator.

The Plan Administrator's notice to the Claimant shall specify the reason for the denial; specify references to pertinent Plan provisions on which denial is based; describe any additional material and information needed for the Claimant to perfect his claim for benefits; explain why the material and information is needed; inform the Claimant that any appeal he wishes to make must be made in writing to the Plan Administrator within sixty days after receipt of the Plan Administrator's notice of denial of benefits and that failure to make the written appeal within such sixty-day period renders the Plan Administrator's determination of such denial final, binding and conclusive.

If the Claimant appeals to the Plan Administrator, the Claimant, or his authorized representative, may submit in writing whatever issues and comments the Claimant, or the representative, feels are pertinent. The Claimant, or the authorized representative, may review pertinent Plan documents. The Plan Administrator shall reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the Claimant of its decision within sixty days of his written request for review, unless special circumstances (such as a hearing) would make rendering a decision within the sixty-day limit unfeasible. The Claimant shall be notified within the sixty-day limit if an extension is necessary. The Plan Administrator shall render a decision on a claim for benefits no later than 120 days after the request for review is received.

SECTION 8.05 - UNCLAIMED VESTED ACCOUNT PROCEDURES.

If a Member or the Member's spouse or Beneficiary does not claim the Member's Vested Account, the Vested Account may be forfeited and applied according to the provisions of Section 3.04. An unclaimed Vested Account shall not be forfeited until the latest of the date the Member attains age 62, attains Normal Retirement Age, or six months after the date the Member, spouse, or Beneficiary is notified, by certified or registered mail addressed to his last known address, that he is entitled to a benefit. If by the latest date above, the Member, spouse, or Beneficiary has not claimed the Vested Account or made his whereabouts known in writing, the Plan Administrator may treat the Vested Account as a Forfeiture.

It a Member's Vested Account is forfeited according to the provisions of the above paragraph and the Member or the Member's spouse or Beneficiary at any time makes a claim for benefits, the forfeited Vested Account shall be reinstated, unadjusted for any gains or losses occurring after the date it was forfeited. The reinstated Vested Account shall then be distributed to the Member, spouse, or Beneficiary according to the preceding provisions of the Plan.

SECTION 8.06 - DELEGATION OF AUTHORITY.

All or any part of the administrative duties and responsibilities under this article may be delegated by the Plan Administrator to a retirement committee. The duties and responsibilities of the retirement committee shall be set out in a separate written agreement.

- --------------------------------------------------------------------------------
ARTICLE VIIIA
TRUST PROVISIONS
- --------------------------------------------------------------------------------

SECTION 8A.01 - THE TRUST AND TRUST FUND.

If Item T(l) is selected, we have established this Trust by executing the attached Adoption Agreement. The Trust is established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan. The Trust is construed, regulated, and administered under the law of the state in which we have our principal office.

The Trust Fund consists of the total funds held under the Trust for the purpose of providing benefits for Members. These funds result from Contributions made under the Plan, which are forwarded to the Trustee to be deposited in the Trust Fund. The Trust Fund shall be valued at current fair market value as of the last day of the last calendar month ending in the Plan Year and, at the discretion of the Trustee, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made, and changes in the values of the assets held in the Trust Fund. The Account of a Member shall be credited with its share of the gains and losses of the Trust Fund. That part of a Member's Account invested in a funding arrangement which establishes an account or accounts for such Member thereunder shall be credited with the gain or loss from such account or accounts. That part of a Member's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Member's Account invested in such funding arrangement to the total of the Trust Fund invested in such funding arrangement.

SECTION 8A.02 - THE TRUSTEE.

We have appointed the Trustee named in Item T. We have the power to appoint an additional or successor Trustee or remove a Trustee at any time by amending the Adoption Agreement.

The Trustee accepts this appointment by executing the Adoption Agreement or an amendment to it. A Trustee may resign at any time upon thirty days written notice to us. If a Trustee is removed, resigns or dies, the successor Trustee whom we appoint has the same powers and duties as the Trustee replaced. Pending the appointment of and acceptance of the successor Trustee, a remaining Trustee has full power to act. When appointment has been accepted by a successor Trustee, the removed or resigning Trustee must assign, transfer, pay over, and deliver to the successor Trustee all of the assets which then constitute the Trust Fund.

If there are two or more persons appointed as Trustees, the Trustees may, in writing, name one of their number to act in the execution of all documents relating to the Plan and Trust. When more than two persons have been appointed as Trustee, all acts and decisions shall be made by majority vote.

SECTION 8A.03 - DUTIES OF TRUSTEE.

It is the duty of the Trustee to accept and hold the Trust Fund and administer it according to the provisions of the Trust. The Trustee has no duty to demand or require that Contributions be made to the Trust, nor shall a Trustee be liable to determine the amount of any Contributions to the Trust.

The Plan is administered by the Plan Administrator. The Trustee is not responsible for any aspect of its administration. The Trustee is not required to look into any action taken by the Named Fiduciary, Plan Administrator, or us and will be fully protected in taking, permitting or omitting any action on the basis of our actions. Any action by the Named Fiduciary, Plan Administrator, or us according to the Plan provisions shall be evidenced in writing. We will indemnify the Trustee by satisfying any liabilities the Trustee may incur in acting in accordance with the Trust provisions upon written instruction from the Named Fiduciary, Plan Administrator, or us.

SECTION 8A.04 - POWERS OF TRUSTEE.

Except where the Plan expressly provides that the Trustee is subject to the direction of the Named Fiduciary, Plan Administrator, or us, the Trustee is authorized and empowered

(a) to apply for and invest all or any part of the assets of the Trust Fund in the Annuity Contract, an Insurance Policy or both, issued by the Insurer and to hold the Annuity Contract and any Insurance Policy as owner;

(b) to invest and reinvest all or any part of the assets of the Trust Fund in any bonds, debentures, notes, mortgages or mortgage participations, preferred stocks, common stocks or other securities, or other real or personal properties;

(c) to sell, exchange, convey, transfer, or otherwise dispose of any property held by it, by private contract or at public auction;

(d) to exercise the voting rights of any stocks, bonds or other securities and to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property held in the Trust Fund;

(e) to retain in cash an amount which the Trustee considers advisable, and to deposit cash in any depository selected by it, without liability for interest;

(f) to make, execute, acknowledge, and deliver any instruments necessary to carry out the powers granted it;

(g) to employ such agents, actuaries, clerical help, custodians, and others as are needed to carry out the Trustee's duties;

(h) to consult with legal counsel, including our counsel, with respect to the meaning or construction of, or the Trustee's obligations or duties under, the Plan and Trust, or with respect to any action or proceeding or any question of law. The Trustee shall be fully protected with respect to any action it takes in good faith pursuant to the advice of such counsel.

(i) to enforce any right, obligation, or claim and, in its absolute discretion, to protect in any way the interest of the Trust Fund and if the Trustee considers such an action to be in the best interest of the Trust Fund, to abstain from the enforcement of any right, obligation, or claim and to abandon any property it has held.

SECTION 8A.05 - EXPENSES.

We pay the expenses incurred by the Trustee in the performance of its duties, any fees for legal services rendered to the Trustee, and compensation to the Trustee which we have mutually agreed upon in writing. The Trustee may charge against the Trust Fund taxes imposed with respect to the Trust Fund or its income.

SECTION 8A.06 - ACCOUNTING.

The Trustee shall maintain accurate and detailed records on all receipts, investments, disbursements, and other transactions performed in its capacity as Trustee. These records must be open to inspection and audit by the Plan Administrator, Named Fiduciary, and us at all reasonable times.

Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording, or other forms of data compilation shall be acceptable means of keeping records.

The Trustee shall file all reports, returns, and information required under the Code and regulations and rulings issued under the Code.

The Trustee shall file with us an accounting of its transactions as soon as practical after each Yearly Date or any other date we may specify. Any report or accounting which the Trustee files with us is open to inspection by a Member for a period of sixty days following the date it is filed. At the end of the sixty-day period, the Trustee is released and discharged as to any matters set forth in the report or account, except with respect to any act or omission as to which a Member, the Plan Administrator, the Named Fiduciary or we have filed a written objection within the sixty-day period.

- --------------------------------------------------------------------------------
ARTICLE IX
GENERAL PROVISIONS
- --------------------------------------------------------------------------------

SECTION 9.01 - AMENDMENTS.

We may amend a selection or specification in the Adoption Agreement at any time, including any remedial retroactive changes (within the time specified by Internal Revenue Service regulation) to comply with any law or regulation issued by any governmental agency to which the Plan is subject. An amendment may not diminish or adversely affect any accrued interest or benefit of Members or their Beneficiaries or eliminate an optional form of distribution with respect to benefits attributable to service before the amendment nor allow reversion or diversion of Plan assets to us at any time, except as may be required to comply with any law or regulation issued by any governmental agency to which the Plan is subject. No amendment to this Plan shall be effective to the extent that it has the effect of decreasing a Member's accrued benefit. However, a Member's Account may be reduced to the extent permitted under Code
Section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Member's Account or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Member as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment. We may amend the Plan by adding overriding plan language to the Adoption Agreement in order to satisfy Code Sections 415 and

416 because of the required aggregation of multiple plans under those sections. We may amend the Plan by adding certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An amendment to this Plan will be forwarded to Principal Mutual Life Insurance Company, the prototype plan sponsor.

If we amend the Plan for any reason other than those set out above or if the Plan loses its qualified status, the Plan shall not be a prototype plan within the meaning of governmental regulations. In that event, Principal Mutual Life Insurance Company will not be the prototype plan sponsor and the Plan will not be a prototype plan. As the Employer, we reserve the right to continue our retirement program under a document separate and distinct from this Plan. In such event, all rights and obligations of any Member, Beneficiary, or of ours under this document shall cease. Assets held in support of this Plan will be transferred to the designated funding medium under the new or restated plan and, if applicable, trust, in the manner permitted under, and subject to the provisions of, the Annuity Contract.

We delegate authority to amend this Plan to Principal Mutual Life Insurance Company as sponsor. We hereby consent to any such amendment. However, no such amendment shall increase the duties of the Named Fiduciary without his consent. Such an amendment shall not deprive any Member or Beneficiary of any accrued benefit except to the extent necessary to comply with any law or regulation issued by any governmental agency to which this Plan is subject. Such an amendment shall not provide that the Investment Fund be used for any purpose other than the exclusive benefit of Members or their Beneficiaries or that the Investment Fund ever revert to or be used by us.

Any amendment to this Plan by Principal Mutual Life Insurance Company, as sponsor, shall be deemed to be an amendment to this Plan by us. The effective date of any amendment shall be specified in the written instrument of amendment.

An amendment shall not decrease a Member's vested interest in the Plan. If an amendment to the Plan, or a deemed amendment in the case of a change in top-heavy status of the Plan as provided in Section 10.03, changes the computation of Vesting Percentage (whether directly or indirectly), each Member or former Member

(a) who has completed at least three Years of Service with us on the date the election period described below ends (five Years of Service if the Member does not have at least one Hour of Service in a Plan Year beginning after December 31,1988) and

(b) whose Vesting Percentage will be determined on any date after the date of the change may elect, during the election period, to have the nonforfeitable percentage of his Account which results from our Contributions determined without regard to the amendment. This election may not be revoked. If after the Plan is changed the Member's Vesting Percentage will at all times be as great as it would have been if the change had not been made, no election needs to be provided. The election period shall begin no later than the date the Plan amendment is adopted, or deemed adopted in the case of a change in the top-heavy status of the Plan, and end no earlier than the sixtieth day after the latest of the date the amendment is adopted (deemed adopted) or becomes effective, or the date the Member is issued written notice of the amendment (deemed amendment) by us or the Plan Administrator.

SECTION 9.02 - MERGERS AND DIRECT TRANSFERS.

The Plan may not be merged or consolidated with, nor have its assets or liabilities transferred to, any other retirement plan, unless each Member in the plan would (if the plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Member would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). We may enter into merger agreements or direct transfer of assets agreements with the employers under other retirement plans which are qualifiable under Code
Section 401 (a), including an elective transfer, and may accept the direct transfer of plan assets, or may transfer plan assets, as a party to any such agreement. We shall not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan if such action would result in a defined benefit feature being maintained under this Plan.

The Plan may accept a direct transfer of plan assets on behalf of an Eligible Employee. If the Eligible Employee is not an Active Member when the transfer is made, the Eligible Employee shall be deemed to be an Active Member only for the purpose of investment and distribution of the transferred assets. Our Contributions shall not be made for or allocated to the Eligible Employee and he may not make Member Contributions, until the time he meets all of the requirements to become an Active Member.

The Plan shall hold, administer and distribute the transferred assets as a part of the Plan. The Plan shall maintain a separate account for the benefit of the Employee on whose behalf the Plan accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to the Plan is an elective transfer, the Plan shall apply the optional forms of benefit protections described in Section 9.01 to all transferred assets. A transfer is elective if: (1) the transfer is voluntary, under a fully informed election by the Member; (2) the Member has an alternative that retains his Code Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (3) if the transferor plan is subject to Code Sections 401(a)(11) and 417, the transfer satisfies the applicable spousal consent requirements of the Code; (4) the notice requirements under Code Section 417, requiring a written explanation with respect to an election not to receive benefits in the form of a qualified joint and survivor annuity, are met with respect to the Member and spousal transfer election; (5) the Member has a right to immediate distribution from the transferor plan under provisions in the plan not inconsistent with Code Section 401 (a); (6) the transferred benefit is equal to the Member's entire nonforfeitable accrued benefit under the transferor plan, calculated to be at least the greater of the single sum distribution provided by the transferor plan (if any) or the present value of the Member's accrued benefit under the transferor plan payable at the plan's normal retirement age and calculated using an interest rate subject to the restrictions of Code Section 417(e) and subject to the overall limitations of Code Section 415; (7) the Member has a 100% nonforfeitable interest in the transferred benefit; and (8) the transfer otherwise satisfies applicable Treasury regulations.

SECTION 9.03 - PROVISIONS RELATING TO THE INSURER AND OTHER PARTIES.

The obligations of an Insurer shall be governed solely by the provisions of the Annuity Contract or Insurance Policy. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the Annuity Contract or Insurance Policy. The Annuity Contract when purchased will comply with the Plan. See Section 9.08.

Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments, and any other written agreements entered into with the Trustee.

Such Insurer, issuer, or distributor is not a party to the Plan, nor bound in any way by the Plan provisions. Such parties shall not be required to look to the terms of this Plan, nor to determine whether we, the Plan Administrator, the Trustee, or the Named Fiduciary have the authority to act in any particular manner or to make any contract or agreement.

Until notice of any amendment or termination of this Plan or of a change in Trustee has been received by the Insurer at its home office or an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Plan has not been amended or terminated and in dealing with any party acting as Trustee according to the latest information which they have received at their home office or principal address.

SECTION 9.04 - EMPLOYMENT STATUS.

Nothing contained in this Plan gives any Employee the right to be retained in our employ or to interfere with our right to discharge any Employee.

SECTION 9.05 - RIGHTS TO PLAN ASSETS.

An Employee shall not have any right to or interest in any assets of the Plan upon termination of employment or otherwise except as specifically provided under this Plan, and then only to the extent of the benefits payable to such Employee according to the Plan provisions.

Any final payment or distribution to a Member or his legal representative or to any Beneficiaries, spouse, or Contingent Annuitant of such Member under the Plan provisions shall be in full satisfaction of all claims against the Plan, the Named Fiduciary, the Plan Administrator, the Insurer, the Trustee, and us arising under or by virtue of the Plan.

SECTION 9.06 - BENEFICIARY.

Each Member may name a Beneficiary to receive any death benefit (other than any income payable to a Contingent Annuitant) which may arise out of his membership in the Plan, The Member may change his Beneficiary from time to time. Unless a qualified election has been made, for purposes of distributing any death benefits before Retirement Date, the Beneficiary of a Member who has a spouse who is entitled to a Qualified Preretirement Survivor Annuity shall be the Member's spouse. The Member's Beneficiary designation and any change of Beneficiary shall be subject to the provisions of Section 6.03. It is the responsibility of the Member to give written notice to the Insurer of the name of the Beneficiary on a form furnished for that purpose.

With our consent, the Plan Administrator may maintain records of Beneficiary designations for Members before their Retirement Dates. In that event, the written designations made by Members shall be filed with the Plan
Administrator. If a Member dies before his Retirement Date, the Plan Administrator shall certify to the Insurer the Beneficiary designation on its records for the Member.

If there is no Beneficiary named or surviving when a Member dies, any death benefit under the Annuity Contract or Insurance Policy will be paid according to the provisions of the respective documents.

SECTION 9.07 - NONALIENATION OF BENEFITS.

Benefits payable under the Plan are not subject to the claims of any creditor of any Member, Beneficiary, spouse, or Contingent Annuitant. A Member, Beneficiary, spouse, or Contingent Annuitant does not have any rights to alienate, anticipate, commute, pledge, encumber or assign such benefits except in the case of a Trustee approved loan as provided in Section 5.06. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Member according to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985.

SECTION 9.08 - CONSTRUCTION.

The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state in which we have our principal office. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

In the event of any conflict between the provisions of the Plan and the terms of any contract or policy issued hereunder, the provisions of the Plan control.

SECTION 9.09 - LEGAL ACTIONS.

The Plan, the Plan Administrator, the Trustee and the Named Fiduciary are the necessary parties to any action or proceeding involving the assets held with respect to the Plan or administration of the Plan or Trust. No person employed by us, no Member, former Member, or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 9.10 - SMALL AMOUNTS.

If the Vested Account of a Member has never exceeded $3,500, the entire Vested Account shall be payable in a single sum as of the earliest of his Retirement Date, the date he dies, or the date he ceases to be an Employee for any other reason. If Item X(3)(b) of the Adoption Agreement - Plus is selected, the Member shall not be treated as having ceased to be an Employee for any reason other than retirement or death before the period of time elected in Item X(3)(b) has elapsed and no small amount payment shall be made if he again becomes an Employee before such period of time has elapsed. This is a small amounts payment. If a small amount is payable as of the date the Member dies, the small amounts payment shall be made to the Member's Beneficiary (spouse if the death benefit is payable to the spouse). If a small amount is payable while the Member is living, the small amounts payment shall be made to the Member. The small amounts payment is in full settlement of all benefits otherwise payable.

Before the first Yearly Date in 1989, the Member's Vested Account which results from deductible Voluntary Contributions shall not be taken into account in determining whether his Vested Account has exceeded $3,500.

No other small amounts payment shall be made.

SECTION 9.11 - WORD USAGE.

The masculine gender, where used in this Plan, shall include the feminine gender and singular words as used in this Plan may include the plural, unless the context indicates otherwise.

SECTION 9.12 - TRANSFERS BETWEEN PLANS.

If an Employee has been a member of another plan of ours which credited service under the elapsed time method for any purpose which under this Plan is determined using the hours method, then the Employee's service shall be equal to the sum of (a), (b) and (c) below:

(a) The number of whole years of service credited to the Employee under the other plan as of the date he became an Eligible Employee under this Plan.

(b) One year of service for the applicable service period in which he became an Eligible Employee if he is credited with the required number of Hours of Service. If we do not have sufficient records to determine the Employee's actual Hours of Service in that part of the service period before the date he became an Eligible Employee, the Hours of Service shall be determined using an equivalency. For any month in which he would be required to be credited with one Hour of Service, the Employee shall be deemed for purposes of this section to be credited with 190 Hours of Service.

(c) The Employee's service determined under this Plan using the hours method after the end of the service period in which he became an Eligible Employee.

If an Employee has been a member of another plan of ours which credited service under the hours method for any purpose which under this Plan is determined using the elapsed time method, then the Employee's service shall be equal to the sum of (d), (e) and (f) below:

(d) The number of whole years of service credited to the Employee under the other plan as of the beginning of the service period under that plan in which he became an Eligible Employee under this Plan.

(e) The greater of (1) the service that would be credited to the Employee for that entire service period using the elapsed time method or (2) the service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.

(f) The Employee's service determined under this Plan using the elapsed time method after the end of the applicable service period under the other plan in which he became an Eligible Employee.

Any modification of service contained in this Plan shall be applicable to the service determined pursuant to this section.

If an Employee used to be a member of a Controlled Group member's plan which credited service under a different method than is used in this Plan, in order to determine entry and vesting, the provisions above shall apply as though the Controlled Group member's plan were our plan. If the method of crediting service under this Plan is changed, the service credited to an Employee shall be equal to the service that would be credited to him under the above provisions as though the Plan as in effect before the change were another plan of ours.

SECTION 9.13 - PARTNERSHIP OR SOLE PROPRIETORSHIP.

(a) For the purpose of applying the provisions of this Plan as to any Plan Year in which we are a partnership or sole proprietorship, the following terms are defined:

     CONTROL(S) means, with regard to a trade or business, one owner-employee owns or a group of owner-employees together own (1) the entire interest in such trade or business or (2) in the case of a partnership, more than fifty percent of either the capital interest or the profits interest in the partnership. An owner-employee, or a group of owner employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or group of owner-employees, are considered to control within the meaning of the preceding sentence.

     EARNED INCOME means, for a Self-Employed Individual, net earnings from self-employment in the trade or business for which this Plan is established if such Self-Employed Individual's personal services are a material income producing factor for that trade or business. Earned Income shall be determined without regard to items not included in gross income and the deductions properly allocable to or chargeable against such items. After the TEFRA Compliance Date, Earned Income shall be reduced for our employer contributions to our qualified retirement plan(s) to the extent deductible under Code Section 404.

     Net earnings shall be determined with regard to the deduction allowed to us by Code Section 164(f) for taxable years beginning after December 31, 1989.

     In applying the provisions of this Plan, the Self-Employed lndividual's Earned Income shall be deemed to be his Pay. For purposes of Section 3.06, Earned Income shall include earned income within the meaning of Code
     Section 911 from sources outside the United States and shall be deemed to be his Compensation. If any exclusions are used for Pay, Earned Income shall be adjusted by multiplying the Self-Employed lndividual's Earned Income by a fraction. The numerator of the fraction is the total Pay for all Nonhighly Compensated Employees after such exclusions are applied.
     The denominator of the fraction is the total Pay for all Nonhighly Compensated Employees before such exclusions are applied. Self-Employed Individuals who are Nonhighly Compensated Employees are not included for purposes of calculating this fraction. Earned Income includes a Self-Employed lndividual's elective contributions.

     OWNER-EMPLOYEE means a Self-Employed Individual who, in the case of a sole proprietorship, owns the entire interest in the unincorporated trade or business for which this Plan is established. If this Plan is established for a partnership, an Owner-Employee means a Self-Employed Individual who owns more than ten percent of either the capital interest or profits interest in such partnership.

     In applying the provisions of this Plan, an Owner-Employee shall be deemed to be an Employee.

     SELF-EMPLOYED INDIVIDUAL means, with respect to any Fiscal Year, an individual who has Earned Income for the Fiscal Year (or who would have Earned Income but for the fact the trade or business for which this Plan is established did not have net profits for such Fiscal Year).

     In applying the provisions of this Plan, a Self-Employed Individual shall be deemed to be an Employee.

(b) If contributions are made for or allocated to or benefits accrue to an Owner-Employee who Controls, or a group of Owner-employees who together Control, both the trade or business for which this Plan is established and one or more other trades or businesses, then this Plan and the plans established for such other trade(s) or business(es) must, if they were combined as a single plan, satisfy the requirements of Code Sections 401(a) and 401(d) and regulations thereunder.

     If this Plan provides Contributions for an Owner-Employee who Controls, or a group of Owner-Employees who Control, one or more other trades or businesses, the employees of each such other trade or business must be included in a plan which satisfies Code Sections 401(a) and 401(d) and regulations thereunder. Each such plan must provide contributions and benefits which are not less favorable than the Contributions and benefits provided for the Owner-Employee(s) under this Plan.

     If an Owner-Employee is covered under another qualifiable retirement plan as an owner-employee of a trade or business he does not Control, then the plan(s) of the trade(s) or business(es) the Owner-Employee does Control (including this Plan, if applicable) must provide contributions or benefits as favorable as those provided under the most favorable plan of the trade or business the Owner-Employee does not Control.

SECTION 9.14 - QUALIFICATION OF PLAN.

If the Plan is denied initial qualification, it will terminate. We shall give written notice to the Insurer and Trustee of the denial in sufficient time so the assets resulting from Contributions which were conditioned on initial qualification of the Plan may be returned within one year after the date of denial, but only if the application for the qualification is made by the time prescribed by law for filing our return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe. The Insurer will be notified that the Annuity Contract is to be terminated and any Insurance Policy surrendered. The Plan assets which result from Employer Contributions and Member Contributions shall be returned to us and the Members, respectively. The Trustee, the Plan Administrator, and the Named Fiduciary shall then be discharged from all obligations under the Plan and Trust and the Insurer shall be discharged from all obligations under the Annuity Contract and any Insurance Policy. A Member or Beneficiary shall not have any right or claim to the assets or to any benefit under this Plan before the Internal Revenue Service determines that the Plan and Trust qualify under the provisions of Section 401(a) of the Code.

If the Plan loses its qualified status, it shall no longer be a prototype plan within the meaning of governmental regulations. In that event, Principal Mutual Life Insurance Company will no longer be the Plan sponsor. We agree to give written notification to Principal Mutual Life Insurance Company of the loss of qualification.

- --------------------------------------------------------------------------------
ARTICLE X
TOP-HEAVY PLAN REQUIREMENTS
- --------------------------------------------------------------------------------

SECTION 10.01 - APPLICATION.

The provisions of this Article X shall supersede all other provisions in the Plan to the contrary.

For the purpose of applying the Top-heavy Plan requirements of this article, all members of the Controlled Group shall be treated as one Employer. The terms we, us, and our as they are used in this article shall be deemed to include all members of the Controlled Group unless the terms as used clearly indicate only the Employer is meant.

The accrued benefit or account of a member which results from deductible voluntary contributions shall not be included for any purpose under this article.

The minimum vesting and contribution provisions of Sections 10.03 and 10.04 shall not apply to any Employee who is included in a group of Employees covered by a collective bargaining agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, including us, if there is evidence that retirement benefits were the subject of good faith bargaining between such representatives. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers or executives.

SECTION 10.02 - DEFINITIONS.
The following terms are defined for purposes of this article.

 AGGREGATION GROUP means

(a) each of our retirement plans in which a Key Employee is a member during the Year containing the Determination Date or one of the four preceding Years.

(b)  each of our other retirement plans which allows the plan(s) described in
     (a) above to meet the nondiscrimination requirement of Code Section 401(a)
     (4) or the minimum coverage requirement of Code Section 410, and

(c) any of our other retirement plans not included in (a) or (b) above which we desire to include as part of the Aggregation Group. Such a retirement plan shall be included only if the Aggregation Group would continue to satisfy the requirements of Code Section 401(a)(4) and Code Section 410.

The plans in (a) and (b) above constitute the "required" Aggregation Group. The plans in (a), (b) and (c) above constitute the "permissive" Aggregation Group.

COMPENSATION means, as to an Employee for any period, compensation as defined in Item M for purposes of Plan Section 3.06. For purposes of determining who is a Key Employee, Compensation shall include, in addition to compensation as defined in Item M for purposes of Plan Section 3.06, elective contributions. Elective contributions are amounts excludable from the gross income of the Employee under Code Sections 125, 402(a)(8), 402(h) or 403(b), and contributed by us, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity. Elective contributions also include Pay deferred under a Code Section 457 plan maintained by us and Employee contributions "picked up" by a governmental entity and, pursuant to Code Section 414(h)(2), treated as our contributions.

DETERMINATION DATE means as to this Plan, for any Year, the last day of the preceding Year. However, if there is no preceding Year, the Determination Date is the last day of such Year.

KEY EMPLOYEE means any Employee or former Employee (including Beneficiaries of deceased Employees) who at any time during the determination period was

(a) one of our officers (subject to the maximum below) whose Compensation (as defined in this section) for the Year exceeds 50 percent of the dollar limitation under Code Section 415(b)(1)(A),

(b)  one of the ten Employees who owns (or is considered to own, under Code
     Section 318) more than a half percent ownership interest and one of the largest interests in us during any Year of the determination period if such person's Compensation (as defined in this section) for the Year exceeds the dollar limitation under Code Section 415(c)(1)(A),

(c)  a five-percent owner of us, or

(d) a one-percent owner of us whose Compensation (as defined in this section) for the Year is more than $150,000.

Each member of the Controlled Group shall be treated as a separate employer for purposes of determining ownership in us.

The determination period is the Year containing the Determination Date and the four preceding Years. If we have fewer than 30 Employees, no more than three Employees shall be treated as Key Employees because they are officers. If we have between 30 and 500 Employees, no more than ten percent of our Employees (if not an integer, increased to the next integer) shall be treated as Key Employees because they are officers. In no event will more than 50 Employees be treated as Key Employees because they are officers if we have 500 or more Employees. The number of Employees for any Plan Year is the greatest number of Employees during the determination period. Officers who are employees described in Code Section 414(q)(8) shall be excluded. If we have more than the maximum number of officers to be treated as Key Employees, the officers shall be ranked by the amount of annual Compensation (as defined in this section), and those with the greater amount of annual Compensation during the determination period shall be treated as Key Employees. To determine the ten Employees owning the largest interests in us, if more than one Employee has the same ownership interest, the Employee(s) having the greater annual Compensation shall be treated as owning the larger interest(s). The determination of who is a Key Employee shall be made according to Code Section 416(i)(1) and the regulations thereunder.

NON-KEY EMPLOYEE means a person who is a non-key employee within the meaning of Code Section 416 and regulations thereunder.

PRESENT VALUE means the present value of a member's accrued benefit under a defined benefit plan as of his normal retirement age (attained age if later) or, if the plan provides non-proportional subsidies, the age at which the benefit is most valuable. The accrued benefit of any Employee (other than a Key Employee) shall be determined under the method which is used for accrual purposes for all our plans or if there is no one method which is used for accrual purposes for all our plans, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). The Present Value shall be based only on the interest and mortality rates specified in the Adoption Agreement. If the Present Value of accrued benefits is determined for a member under more than one defined benefit plan included in the Aggregation Group, all such plans shall use the same actuarial assumptions to determine the Present Value.

TOP-HEAVY Plan means a plan which is a top-heavy plan for any plan year beginning after December 31, 1983. This Plan shall be a Top-heavy Plan if

(a) the Top-heavy Ratio for this Plan alone exceeds sixty percent and this Plan is not part of any required Aggregation Group or permissive Aggregation Group.

(b) this Plan is a part of a required Aggregation Group, but not part of a permissive Aggregation Group, and the Top heavy Ratio for the required Aggregation Group exceeds sixty percent.

(c) this Plan is a part of a required Aggregation Group and part of a permissive Aggregation Group and the Top-heavy Ratio for the permissive Aggregation Group exceeds sixty percent.

TOP-HEAVY RATIO means the ratio calculated below for this Plan or for the Aggregation Group.

(a) The Top-heavy Ratio for this Plan or for the Aggregation Group (including any simplified employee pension plan) if the Aggregation Group does not contain a defined benefit plan during the five-year period ending on the determination date which has or has had accrued benefits, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date and the denominator of which is the sum of all account balances of all employees as of the determination date. Both the numerator and denominator of the Top-heavy Ratio are adjusted for any distribution of an account balance made in the five-year period ending on the determination date in accordance with Code Section 416 and the regulations thereunder. Both the numerator and denominator of the Top-heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

(b) The Top-heavy Ratio for the Aggregation Group (including any simplified employee pension plan) if the Aggregation Group contains a defined benefit plan during the five-year period ending on the determination date which has or has had accrued benefits, is a fraction, the numerator of which is the sum of the account balances under the defined contribution plan(s) of all Key Employees and the Present Value of accrued benefits under the defined benefit plan(s) for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plan(s) for all employees and the Present Value of accrued benefits under the defined benefit plans for all employees. Both the numerator and denominator of the Top-heavy Ratio are adjusted for any distribution of an account balance or an accrued benefit (including those made from terminated plan(s) of ours which would have been part of the required Aggregation Group had such plan(s) not been terminated) made in the five-year period ending on the determination date in accordance with Code Section 416 and the regulations thereunder.

(c) For purposes of (a) and lb) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of an employee who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, rollovers and transfers during the five-year period ending on the determination date are to be taken into account, shall be determined according to the provisions of Code Section 416 and regulations thereunder. The account balances and accrued benefits of an individual who has performed no service for us during the five-year period ending on the determination date shall be excluded from the Top-heavy Ratio until the time the individual again performs service for us. Deductible employee contributions will not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

Account, as used in this definition, means the value of an employee's account under one of our retirement plans on the latest valuation date. In the case of a money purchase plan or target benefit plan, such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date or due to be made as of such determination date but not yet forwarded to the insurer or trustee. In the case of a profit sharing plan, such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date. During the first Year of any profit sharing plan such adjustment in value shall include contributions made after such determination date that are allocated as of a date in such Year. The nondeductible voluntary contributions which an employee makes under a defined benefit plan of ours shall be treated as if they were contributions under a separate defined contribution plan.

VALUATION DATE means, as to this Plan, the last day of the last calendar month ending in a Year.

YEAR means the Plan Year unless another year is specified by us in a separate written resolution in accordance with regulations issued by the Secretary of the Treasury or his delegate.

SECTION 10.03 - MODIFICATION OF VESTING REQUIREMENTS.

If a Member's Vesting Percentage determined under the vesting schedule selected in Item V is not as great as the Vesting Percentage would be if it were determined under a schedule permitted in Code Section 416, the following shall apply. During any Year in which the Plan is a Top-heavy Plan, the Member's Vesting Percentage shall be the greater of the Vesting Percentage determined under the schedule selected in Item U or,

(a) if the vesting schedule provides for partial vesting between 0% and 100%, the schedule below.


                          VESTING SERVICE       VESTING
                            (WHOLE YEARS)      PERCENTAGE

                            Less than 2             0
                                 2                 20
                                 3                 40
                                 4                 60
                                 5                 80
                              6 or more           100


(b) if the vesting schedule provides for only 0% or 100% vesting, the schedule below.



                          VESTING SERVICE      VESTING
                            (WHOLE YEARS)    PERCENTAGE

                            Less than 3          0
                              3 or more        100


The applicable schedule above shall not apply to Members who are not credited with an Hour of Service after the Plan first becomes a Top-heavy Plan. The Vesting Percentage determined above applies to all of the Member's Account resulting from our Contributions, including Contributions we make before the TEFRA Compliance Date or when this Plan is not a Top-heavy Plan.

If, in a later Year, this Plan is not a Top-heavy Plan, a Member's Vesting Percentage shall be determined according to the provisions of Item U. A Member's Vesting Percentage determined under either Item U or the schedule above shall never be reduced and the election procedures of Section 9.01 shall apply when changing to or from the above schedule as though the automatic change were the result of an amendment.

The part of the Member's Vested Account resulting from the minimum contributions required pursuant to Section 10.04 shall not be forfeited because of a period of reemployment after benefit payments have begun or because of a withdrawal of required contributions, if any.

SECTION 10.04 - MODIFICATION OF CONTRIBUTIONS.

For any Plan Year in which the Plan is top-heavy, only the first $200,000 (multiplied by the Adjustment Factor) of a Member's annual compensation shall be taken into account for purposes of determining Employer Contributions under the Plan. For any Plan Year beginning after December 31, 1988, in determining the Compensation, as defined in this article, of a Member for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the Plan Year. If as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under the definition in this article prior to the application of this limitation.

During any Year in which this Plan is a Top-heavy Plan, we shall make a minimum contribution or allocation on the last day of the Year for each person who is a Non-key Employee on that day and who either was or could have been an Active Member during the Year. A Non-key Employee is not required to have a minimum number of Hours of Service or minimum amount of Pay, or to have made any Elective Deferral Contributions in order to be entitled to this minimum. The selections we make in Item R shall determine if Key Employees who are Employees on the last day of the Year are also entitled to this minimum and if the minimum contribution or allocation shall apply in Years when this Plan is not a Top-heavy Plan. The minimum contribution and allocation for such person shall be equal to the amount specified in Item R. If overriding provisions are not specified in Item R, the minimum is the lesser of (a) or (b) below:

(a)  Three percent of such person's Compensation (as defined in this article).

(b) The "highest percentage" of Compensation (as defined in this article) for such Year at which our contributions are made for or allocated to any Key Employee. The highest percentage shall be determined by dividing our contributions made for or allocated to each Key Employee during the Year by the amount of his Compensation (as defined in this article) which is not more than the maximum set out above, and selecting the greatest quotient (expressed as a percentage). To determine the highest percentage, all our defined contribution plans within the Aggregation Group shall be treated as one plan. The provisions of this paragraph shall not apply if this Plan and a defined benefit plan of ours are required to be included in the Aggregation Group and this Plan enables the defined benefit plan to meet the requirements of Code Section 401(a)(4) or Code Section 410.

If our contributions and allocations otherwise required under the defined contribution plan(s) are at least equal to the minimum above, no additional contribution or allocation shall be required. If our contributions and allocations are less than the minimum above and our Contributions under this Plan are allocated to Members, our Contributions (other than Elective Deferral Contributions) shall be reallocated to provide the minimum. The remaining Contributions shall be allocated as provided in the preceding articles of this Plan. If our total contributions and allocations are less than the minimum above and our Contributions under this Plan are not allocated, we shall contribute the difference for the Year.

The minimum contribution or allocation applies to all of our defined contribution plans in the aggregate which are Top-heavy Plans. A minimum allocation under a profit sharing plan shall be made without regard to whether or not we have profits. If a person who is otherwise entitled to an additional contribution or allocation above is also covered under a defined benefit plan of ours which is a Top-heavy Plan during that same Year, the minimum benefits for him shall not be duplicated. The defined benefit plan shall provide an annual benefit for him on, or adjusted to, a straight life basis of the lesser of (c) two percent of his average pay multiplied by his years of service or (d) twenty percent of his average pay. Average pay and years of service shall have the meaning set forth in such defined benefit plan for this purpose.

We may provide overriding provisions in Item R to satisfy the requirements of Code Section 416 because of the aggregation of multiple plans.

For purposes of this section, any employer contribution made according to a salary reduction or similar arrangement shall not apply before the first Yearly Date in 1985. On and after the first Yearly Date in 1989, any such employer contributions and employer contributions which are matching contributions, as defined in Code Section 401(m), shall not apply in determining if the minimum contribution requirement has been met, but shall apply in determining the minimum contribution required. Forfeitures credited to a Member's account are treated as employer contributions.

The requirements of this section shall be met without regard to contributions under Chapter 2 of the Code (relating to tax on self-employment), Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title 11 of the Social Security Act or any other Federal or state law.

SECTION 10.05 - MODIFICATION OF CONTRIBUTION LIMITATION.

If the provisions of subsection (1) of Section 3.06 are applicable for any Limitation Year during which this Plan is a Top-heavy Plan, the Contribution limitations shall be modified. The definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction in Section 3.06 shall be modified by substituting "100 percent" in lieu of "125 percent." In addition, an adjustment shall be made to the numerator of the Defined Contribution Plan Fraction. The adjustment is a reduction of that numerator similar to the modification of the Defined Contribution Plan Fraction described in Section
3.06 and shall be made with respect to the last Plan Year beginning before January 1, 1984.

The modifications in the paragraph above shall not apply with respect to a Member so long as employer contributions, forfeitures or nondeductible employee contributions are not credited to his account under this or any of our other defined contribution plans and benefits do not accrue for such Member under our defined benefit plan(s), until the sum of his Defined Contribution and Defined Benefit Plan Fractions is less than 1.0.

The modification of the Contribution limitation shall not apply if both of the following requirements are met:

(a) This Plan would not be a Top-heavy Plan if "ninety percent" were substituted for "sixty percent" in the definition of Top-heavy Plan.

(b) A Non-key Employee who is not covered under a defined contribution plan of ours, accrues a minimum benefit on, or adjusted to, a straight life basis equal to the lesser of (a) twenty percent of his average pay or (b) two percent of his average pay multiplied by his years of service, increased by one percentage point for each year (not to exceed ten in the case of (a)) earned while the benefit limitation is to be modified as described above.

     The account of a Non-key Employee who is covered under only one or more defined contribution plans of ours, is credited with a minimum employer contribution or allocation under such plan(s) equal to four percent of the person's Compensation for each year in which the plan is a Top-heavy Plan.

     If a Non-key Employee is covered under both defined contribution and defined benefit plans of ours, (i) a minimum accrued benefit for such person equal to the amount determined above for a person who is not covered under a defined contribution plan is accrued in the defined benefit plan(s) or (ii) a minimum contribution or allocation equal to 7.5 percent of the person's Compensation for a Year in which the plans are Top-heavy Plans will be credited to his account under the defined contribution plans.

                    [the Principal Financial Group LOGO]
                                   the Principal Mutual Life Insurance Company
                                   Des Moines, Iowa 50392